UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

10 Hudson Yards New York , N.Y. 10001

(Address of principal executive offices) (Zip code)

Dominique Baede

President

Guardian Variable Products Trust

10 Hudson Yards

New York, N.Y. 10001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 is filed herewith.

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Large Cap Fundamental Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Fundamental Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned 30.73%, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2020. The Fund’s underperformance relative to the Index was primarily due to stock selection in the information technology (“IT”), consumer discretionary and communication services sectors.

•	The Index delivered a 38.49% return for the period, topping its 36.39% return in 2019 and marking the best year for the Index since the initial recovery from the global financial crisis in 2009. This performance was largely due to the continued trade momentum that was accelerated by the dramatic shift to a work-from-home environment due to the COVID-19 pandemic. This shift led to continued strength in the consumer discretionary and IT sectors, which returned 62.70% and 52.89% for the period, respectively, far outpacing all other sectors due to strength in mega-cap stocks. Communication services was the only other sector that came close to matching the Index’s overall return.

Market Overview

The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period yet managed to finish with strong gains. The large cap Standard & Poor’s 500® Index2 (the “S&P 500 Index”) advanced 18.40% for the 12-month period, due in large part to unprecedented levels of fiscal and monetary stimulus from the U.S. Federal Reserve (the “Fed”) and Congress. Growth stocks outperformed value stocks by historically wide margins with the Index trouncing the Russell 1000® Value Index3 by 35.69 percentage points for the year, after beating it by 9.85 percentage points in 2019. The COVID-19 pandemic sparked the S&P 500 Index’s 30% decline in 22 trading days late in the first quarter, the fastest drop of that magnitude in history. Cyclical stocks and companies with weak balance sheets led the decline. Oil prices collapsed from $61 dollars to below $0 in early April. Consumer staples and large companies with strong balance sheets outperformed, but many groups that historically have been defensive in a recession, such as aerospace and entertainment, were not because COVID-19 threatened their profits. Large-cap technology, especially collaboration software and e-commerce, which historically suffered in recessions due to their high betas, thrived because COVID-19 accelerated their businesses. Swift action by the Fed and enormous fiscal stimulus packages totaling more than $4 trillion helped the market to recover. The S&P 500 Index rose 44% in the 53 trading days between March 23 and June 8, leading to its best quarter in 22 years. Mega cap IT soared, resulting in the highest concentration of the five largest stocks in the benchmark historically. The rebound continued in the third quarter. By September, improving economic data flipped the market leadership away from IT towards cyclicals. Resolution of the U.S. presidential election, with Joe Biden winning the White House, as well as positive COVID-19 vaccine trials and emergency use approval of two vaccines late in the year continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

Portfolio Review

Stock selection in the IT, consumer discretionary and communication services sectors were the primary detractors from performance relative to the Index.

1

The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Russell 1000® Value Index. You may not invest in the Russell 1000® Value Index, and, unlike the Fund, the Russell 1000® Value Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Stock selection in the financials sector, an underweight to the IT sector and overweights to the industrials and energy sectors also negatively contributed to relative results. On the positive side, stock selection in the industrials and health care sectors and an overweight to the consumer discretionary sector were the primary contributors to relative returns.

Outlook

For some time, the Fund has been positioned for an environment of low economic growth. That was certainly the case for much of 2020 as the economy suffered through a sharp but brief recession. As we enter the new year, the economy is still down 10 million jobs from its pre-COVID-19 peak and a recent surge in infections has caused jobless claims to move higher again. There is uncertainty as to whether the economy is hitting a rough patch or headed for a double dip recession. We think the former scenario is more likely as the successful distribution of COVID-19 vaccines, combined with new fiscal stimulus and continued monetary accommodation, could lead to reasonable gross domestic product (“GDP”) growth in 2021. GDP growth and inflation have historically been correlated so inflation is a factor we have been examining closely. We believe the level of inflation and the slope of the yield curve will be key determinants of whether growth stocks outperform in 2021. We’re not seeing it yet, but we believe that when inflation picks up and the yield curve steepens, that should cause a further broadening out in the market and less of a premium on the very narrow universe of growth stocks that have performed so well the last several years.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $339,889,767

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Amazon.com, Inc.	9.08%
Facebook, Inc., Class A	5.68%
Apple, Inc.	5.27%
Microsoft Corp.	4.86%
Visa, Inc., Class A	4.72%
UnitedHealth Group, Inc.	3.37%
Adobe, Inc.	3.28%
QUALCOMM, Inc.	2.87%
Thermo Fisher Scientific, Inc.	2.77%
salesforce.com, Inc.	2.62%
Total	44.52%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	30.73%	—	—	19.41%
Russell 1000® Growth Index		38.49%	—	—	23.01%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Fundamental Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,224.90	$5.54	0.99%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.03	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 98.8%

Aerospace & Defense – 1.4%

Raytheon Technologies Corp.	67,500	$4,826,925

		4,826,925
Air Freight & Logistics – 2.4%

United Parcel Service, Inc., Class B	48,796	8,217,246

		8,217,246
Auto Components – 1.6%

Aptiv PLC	40,244	5,243,391

		5,243,391
Beverages – 2.5%

Anheuser-Busch InBev S.A., ADR	47,888	3,347,850

Monster Beverage Corp.(1)	55,850	5,165,008

		8,512,858
Biotechnology – 4.7%

Alexion Pharmaceuticals, Inc.(1)	36,148	5,647,764

Amgen, Inc.	31,470	7,235,582

BioMarin Pharmaceutical, Inc.(1)	35,581	3,120,098

		16,003,444
Chemicals – 1.4%

Ecolab, Inc.	22,011	4,762,300

		4,762,300
Entertainment – 2.0%

The Walt Disney Co.(1)	37,399	6,775,951

		6,775,951
Equity Real Estate Investment – 1.6%

Equinix, Inc. REIT	7,747	5,532,752

		5,532,752
Food & Staples Retailing – 1.6%

Costco Wholesale Corp.	14,779	5,568,432

		5,568,432
Health Care Equipment & Supplies – 1.2%

Alcon, Inc.(1)	63,460	4,187,091

		4,187,091
Health Care Providers & Services – 3.4%

UnitedHealth Group, Inc.	32,697	11,466,184

		11,466,184
Interactive Media & Services – 5.7%

Facebook, Inc., Class A(1)	70,683	19,307,768

		19,307,768
Internet & Direct Marketing Retail – 11.8%

Alibaba Group Holding Ltd., ADR(1)	19,956	4,644,360

Amazon.com, Inc.(1)	9,473	30,852,898

Booking Holdings, Inc.(1)	2,097	4,670,585

		40,167,843
IT Services – 7.9%

Akamai Technologies, Inc.(1)	48,349	5,076,162

Fidelity National Information Services, Inc.	39,327	5,563,197

Visa, Inc., Class A	73,417	16,058,500

		26,697,859

December 31, 2020	Shares	Value
Life Sciences Tools & Services – 2.8%

Thermo Fisher Scientific, Inc.	20,222	$9,419,003

		9,419,003
Media – 1.7%

Comcast Corp., Class A	112,952	5,918,685

		5,918,685
Pharmaceuticals – 2.5%

Zoetis, Inc.	51,831	8,578,030

		8,578,030
Professional Services – 1.7%

IHS Markit Ltd.	64,897	5,829,697

		5,829,697
Road & Rail – 2.0%

Uber Technologies, Inc.(1)	133,792	6,823,392

		6,823,392
Semiconductors & Semiconductor Equipment – 9.0%

ASML Holding N.V.	7,310	3,565,233

NVIDIA Corp.	16,883	8,816,303

NXP Semiconductors N.V.	25,270	4,018,183

QUALCOMM, Inc.	64,021	9,752,959

Texas Instruments, Inc.	27,572	4,525,392

		30,678,070
Software – 17.9%

Adobe, Inc.(1)	22,260	11,132,671

Atlassian Corp. PLC, Class A(1)	8,860	2,072,088

Microsoft Corp.	74,214	16,506,678

Nutanix, Inc., Class A(1)	77,562	2,471,901

Palo Alto Networks, Inc.(1)	20,834	7,404,195

salesforce.com, Inc.(1)	40,030	8,907,876

Splunk, Inc.(1)	37,411	6,355,755

VMware, Inc., Class A(1)	29,360	4,118,034

Workday, Inc., Class A(1)	7,620	1,825,828

		60,795,026
Specialty Retail – 4.9%

Advance Auto Parts, Inc.	28,940	4,558,340

The Home Depot, Inc.	22,603	6,003,809

Ulta Beauty, Inc.(1)	20,933	6,011,120

		16,573,269
Technology Hardware, Storage & Peripherals – 5.3%

Apple, Inc.	134,904	17,900,412

		17,900,412
Trading Companies & Distributors – 1.8%

WW Grainger, Inc.	14,829	6,055,274

		6,055,274

Total Common Stocks (Cost $217,989,053)		335,840,902

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2020	Principal Amount	Value
Short–Term Investment – 1.3%

Repurchase Agreements – 1.3%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $4,414,276, due 1/4/2021(2)	$4,414,276	$4,414,276

Total Repurchase Agreements (Cost $4,414,276)		4,414,276

Total Investments – 100.1% (Cost $222,403,329)		340,255,178

Liabilities in excess of other assets – (0.1)%		(365,411)

Total Net Assets – 100.0%		$339,889,767

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$4,502,600	$4,502,600

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$335,840,902	$—	$—	$335,840,902
Repurchase Agreements	—	4,414,276	—	4,414,276
Total	$335,840,902	$4,414,276	$—	$340,255,178

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$340,255,178

Foreign tax reclaims receivable	35,502

Dividends/interest receivable	30,899

Reimbursement receivable from adviser	9,848

Prepaid expenses	18,584

Total Assets	340,350,011

Liabilities

Investment advisory fees payable	182,659

Payable for fund shares redeemed	88,784

Distribution fees payable	71,179

Accrued audit fees	27,999

Accrued custodian and accounting fees	21,076

Accrued trustees’ and officers’ fees	1,480

Accrued expenses and other liabilities	67,067

Total Liabilities	460,244

Total Net Assets	$339,889,767

Net Assets Consist of:

Paid-in capital	$174,237,201

Distributable earnings	165,652,566

Total Net Assets	$339,889,767

Investments, at Cost	$222,403,329

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	15,759,729

Net Asset Value Per Share	$21.57

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$2,710,730

Interest	1,181

Withholding taxes on foreign dividends	(17,149)

Total Investment Income	2,694,762

Expenses

Investment advisory fees	1,901,249

Distribution fees	818,591

Trustees’ and officers’ fees	106,466

Professional fees	100,695

Administrative fees	51,730

Custodian and accounting fees	40,835

Shareholder reports	21,937

Transfer agent fees	20,248

Other expenses	22,610

Total Expenses	3,084,361

Expenses recouped by adviser	180,157

Total Expenses	3,264,518

Net Investment Income/(Loss)	(569,756)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	29,777,248

Net change in unrealized appreciation/(depreciation) on investments	60,199,277

Net Gain on Investments	89,976,525

Net Increase in Net Assets Resulting From Operations	$89,406,769

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$(569,756)	$24,341

Net realized gain/(loss) from investments	29,777,248	10,072,295

Net change in unrealized appreciation/(depreciation) on investments	60,199,277	64,386,434

Net Increase in Net Assets Resulting from Operations	89,406,769	74,483,070

Capital Share Transactions

Proceeds from sales of shares	1,002,424	100,269,388 [1]

Cost of shares redeemed	(100,440,034)	(48,096,100)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(99,437,610)	52,173,288

Net Increase/(Decrease) in Net Assets	(10,030,841)	126,656,358

Net Assets

Beginning of year	349,920,608	223,264,250

End of year	$339,889,767	$349,920,608

Other Information:

Shares

Sold	58,494	6,537,264

Redeemed	(5,503,667)	(3,176,006)

Net Increase/(Decrease)	(5,445,173)	3,361,258

[1]	Includes in-kind subscriptions of $90,000,216. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$16.50	$(0.03)		$5.10	$5.07	$21.57	30.73%

Year Ended 12/31/19	12.51	0.00	(4)	3.99	3.99	16.50	31.89%

Year Ended 12/31/18	12.74	0.03		(0.26)	(0.23)	12.51	(1.81)%

Year Ended 12/31/17	10.19	0.01		2.54	2.55	12.74	25.02%

Period Ended 12/31/16(5)	10.00	0.01		0.18	0.19	10.19	1.90%	(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$339,890	1.00%		1.00%		(0.18)%		(0.18)%		20%

349,921	1.00%		1.00%		0.01%		0.01%		44%

223,264	1.00%		1.02%		0.26%		0.24%		33%

11,946	1.00%		1.95%		0.09%		(0.86)%		51%

9,778	1.00%	(6)	3.08%	(6)	0.26%	(6)	(1.82)%	(6)	4%	(6)
(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments.

(4)	Rounds to $0.00 per share.

(5)	Commenced operations on September 1, 2016.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. During the year ended December 31, 2020, Park Avenue recouped previously waived or reimbursed expenses in the amount of $180,157. No further amounts are available for potential future recoupment by Park Avenue under the Expense Limitation Agreement.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $818,591 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

amounted to $64,978,346 and $165,381,701, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Fundamental Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Fundamental Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8175

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Core Plus Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Plus Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

FUND COMMENTARY OF

LORD, ABBETT & CO. LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned 7.42%, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the 12 months ended December 31, 2020.

•	The Index returned 7.51% for the same period.

Market Overview

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on the 15th of January 2020 and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe sell-off. As the COVID-19 pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500® Index2 experienced its fastest bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months.

The U.S. Federal Reserve (the “Fed”) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased the reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0-0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of additional credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF),

and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels (fixed income securities that were once rated investment grade but have had a credit rating downgrade to junk bond status).

Risk assets began to stage a recovery in April and May 2020 on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization in April and May, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions as well as further progress in COVID-19 treatments, as evidenced by multiple drugs reaching phase 3 trials. In September, however, market sentiment soured amid political volatility related to the Supreme Court of the United States vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. presidential election, and worries about stalled fiscal stimulus talks in Washington, D.C.

Despite the volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. presidential election uncertainty and positive vaccine news. Specifically, former U.S. Vice President Biden defeated U.S. President Trump in the U.S. presidential election, while the Republican Party narrowed the Democratic majority in the House of Representatives. Soon after, Pfizer Inc. (“Pfizer”) and BioNTech SE (“BioNTech”) announced that their COVID-19 vaccine was more than 90% effective in preventing COVID-19 among those without evidence of prior infection, hailing the development as “a great day for science and humanity”. Following the Pfizer/BioNTech announcement, Moderna, Inc. (“Moderna”) announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca PLC said the vaccine the company developed with the University of Oxford was 90% effective. In December 2020, as expected, the Food and Drug Administration (FDA) granted emergency use

1

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth coronavirus relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

Portfolio Review

For the 12-month period ended December 2020, the Fund’s overweight to investment grade corporate bonds was the largest contributor to the Fund’s performance relative to the Index. Investment-grade corporate credit experienced significant spread tightening during the year, rallying after a tumultuous first quarter caused by COVID-19. Security selection in mortgage-backed securities also acted as a contributor to the Fund’s performance relative to the Index over the period. We have favored up-in-coupon mortgage-backed securities which have driven positive contribution from security selection within the asset class. Also, a small allocation to non-qualifying mortgages contributed.

The largest detractor to the Fund’s performance relative to the Index over the period was an overweight to high yield corporate bonds. High yield credit came under immense pressure in the first quarter of 2020, as social distancing guidelines affected the balance sheet of many corporations issuing high yield paper. Also detracting from the Fund’s performance relative to the Index was a small allocation to cash and cash equivalents, as the allocation acted as a cash drag on performance.

Outlook

We feel valuations are fair, though tight relative to historical levels. We believe that these valuations are justified by improving economic fundamentals and an abundance of liquidity in the market.

We continue to have a broadly constructive view on credit, and have positioned the portfolio based on relative value, underlying fundamentals, and our top-down view.

We believe that essential and nonessential industries are benefitting from a continued reopening of the economy. The magnitude and scale of this global pandemic has accelerated some secular shifts which we believe are likely to remain even with access to the vaccine. The Fund’s positioning currently reflects these views.

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $341,826,916

Bond Sector Allocation[1] As of December 31, 2020

Bond Quality Allocation[2] As of December 31, 2020

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2020

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bill	0.050%	2/4/2021	8.49%
Uniform Mortgage-Backed Security	3.000%	1/1/2051	8.18%
Uniform Mortgage-Backed Security	3.500%	1/1/2051	7.91%
U.S. Treasury Note	0.125%	12/15/2023	6.79%
Uniform Mortgage-Backed Security	4.000%	1/1/2051	5.25%
U.S. Treasury Note	2.500%	1/31/2021	4.92%
U.S. Treasury Note	0.250%	10/31/2025	2.77%
Uniform Mortgage-Backed Security	2.500%	1/1/2051	1.51%
BAMLL Commercial Mortgage Securities Trust	3.652%	3/10/2037	1.16%
U.S. Treasury Bond	1.625%	11/15/2050	1.08%
Total			48.06%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	7.42%	—	—	3.44%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	—	—	3.77%

4

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Plus Fixed Income VIP Fund and the Bloomberg Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,037.60	$4.15	0.81%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.12	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Agency Mortgage–Backed Securities – 25.1%

Federal Home Loan Mortgage Corp. 4.00% due 10/1/2049	$747,857	$850,747

Federal National Mortgage Association 3.50% due 9/1/2047	3,289,592	3,550,161
3.50% due 3/1/2050	2,016,546	2,207,838
4.00% due 1/1/2048	899,460	1,012,516

Uniform Mortgage-Backed Security 2.50% due 1/1/2051(1)	4,892,000	5,156,119
3.00% due 1/1/2051(1)	26,700,000	27,963,978
3.50% due 1/1/2051(1)	25,600,000	27,053,312
4.00% due 1/1/2051(1)	16,825,000	17,961,697

Total Agency Mortgage–Backed Securities (Cost $85,197,055)		85,756,368
Asset–Backed Securities – 15.6%

ACC Trust 2019-1 B 4.47% due 10/20/2022(2)	294,000	295,557

ALM VII Ltd. 2012-7A A2R2 2.087% (LIBOR 3 Month + 1.85%) due 7/15/2029(2)(3)	908,000	908,801

American Credit Acceptance Receivables Trust 2019-2 B 3.05% due 5/12/2023(2)	345,380	346,463

AmeriCredit Automobile Receivables Trust 2016-3 C 2.24% due 4/8/2022	105,575	105,589

Ares XLI CLO Ltd. 2016-41A AR 1.437% (LIBOR 3 Month + 1.20%) due 1/15/2029(2)(3)	1,450,000	1,448,218
2016-41A B 2.037% (LIBOR 3 Month + 1.80%) due 1/15/2029(2)(3)	500,000	500,361

Ascentium Equipment Receivables Trust 2017-1A A3 2.29% due 6/10/2021(2)	401	402

Avery Point VII CLO Ltd. 2015-7A BR 1.987% (LIBOR 3 Month + 1.75%) due 1/15/2028(2)(3)	400,000	400,926

Avid Automobile Receivables Trust 2019-1 A 2.62% due 2/15/2024(2)	211,661	213,622
2019-1 B 2.82% due 7/15/2026(2)	500,000	511,852

Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR 1.468% (LIBOR 3 Month + 1.25%) due 1/20/2029(2)(3)	1,000,000	998,761

December 31, 2020	Principal Amount	Value
Asset–Backed Securities (continued)

BlueMountain CLO Ltd. 2012-2A AR2 1.274% (LIBOR 3 Month + 1.05%) due 11/20/2028(2)(3)	$436,056	$435,684
2016-1A BR 1.568% (LIBOR 3 Month + 1.35%) due 4/20/2027(2)(3)	822,000	809,808

BMW Vehicle Owner Trust 2019-A A2 2.05% due 5/25/2022	212,334	212,787

BSPRT Issuer Ltd. 2018-FL4 A 1.209% (LIBOR 1 Month + 1.05%) due 9/15/2035(2)(3)	521,790	518,896

CarMax Auto Owner Trust 2019-3 A2A 2.21% due 12/15/2022	111,035	111,503
2019-4 A2A 2.01% due 3/15/2023	466,123	468,818

Cedar Funding II CLO Ltd. 2013-1A DR 3.83% (LIBOR 3 Month + 3.60%) due 6/9/2030(2)(3)	250,000	248,025

Cedar Funding VI CLO Ltd. 2016-6A BR 1.818% (LIBOR 3 Month + 1.60%) due 10/20/2028(2)(3)	400,000	397,498

Chesapeake Funding II LLC 2017-2A A1 1.99% due 5/15/2029(2)	18,078	18,078
2017-3A A1 1.91% due 8/15/2029(2)	179,638	179,904

Citibank Credit Card Issuance Trust 2018-A1 A1 2.49% due 1/20/2023	517,000	517,477

CPS Auto Receivables Trust 2018-B D 4.26% due 3/15/2024(2)	750,000	775,790
2020-C C 1.71% due 8/17/2026(2)	410,000	416,508

DRB Prime Student Loan Trust 2015-D A2 3.20% due 1/25/2040(2)	84,801	85,906

Drive Auto Receivables Trust 2016-CA D 4.18% due 3/15/2024(2)	6,766	6,835
2017-1 D 3.84% due 3/15/2023	1,191,167	1,204,853
2017-AA D 4.16% due 5/15/2024(2)	14,179	14,349
2017-BA D 3.72% due 10/17/2022(2)	83,156	83,301
2017-BA E 5.30% due 7/15/2024(2)	2,100,000	2,131,173
2018-2 C 3.63% due 8/15/2024	4,451	4,455

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Asset–Backed Securities (continued)

Enterprise Fleet Financing LLC 2018-1 A2 2.87% due 10/20/2023(2)	$27,301	$27,383

Exeter Automobile Receivables Trust 2020-2A A 1.13% due 8/15/2023(2)	215,513	216,127

Flagship Credit Auto Trust 2017-3 B 2.59% due 7/15/2022(2)	136	137
2018-3 A 3.07% due 2/15/2023(2)	149,341	149,794
2018-3 B 3.59% due 12/16/2024(2)	479,000	486,755
2020-2 A 1.49% due 7/15/2024(2)	150,612	151,886

Ford Credit Auto Owner Trust 2016-2 A 2.03% due 12/15/2027(2)	2,000,000	2,015,825
2019-C A2A 1.88% due 7/15/2022	595,181	597,283
2020-A A2 1.03% due 10/15/2022	108,108	108,356
2020-B A2 0.50% due 2/15/2023	1,245,200	1,246,607

Foursight Capital Automobile Receivables Trust 2018-1 B 3.53% due 4/17/2023(2)	76,994	77,575

GLS Auto Receivables Issuer Trust 2020-3A C 1.92% due 5/15/2025(2)	550,000	563,264

Golden Credit Card Trust 2018-1A A 2.62% due 1/15/2023(2)	2,015,000	2,016,330

Halcyon Loan Advisors Funding Ltd. 2015-2A CR 2.365% (LIBOR 3 Month + 2.15%) due 7/25/2027(2)(3)	250,000	241,134

Hardee’s Funding LLC 2018-1A A23 5.71% due 6/20/2048(2)	364,218	398,500
2018-1A A2II 4.959% due 6/20/2048(2)	750,720	792,736

Honda Auto Receivables Owner Trust 2020-2 A2 0.74% due 11/15/2022	422,871	423,794

Hyundai Auto Receivables Trust 2019-B A2 1.93% due 7/15/2022	117,130	117,553

Kayne CLO 5 Ltd. 2019-5A A 1.565% (LIBOR 3 Month + 2.65%) due 7/24/2032(2)(3)	700,000	699,514

December 31, 2020	Principal Amount	Value
Asset–Backed Securities (continued)

KKR CLO 18 Ltd. 18 B 1.918% (LIBOR 3 Month + 1.70%) due 7/18/2030(2)(3)	$526,000	$527,426

KVK CLO Ltd. 2016-1A C 3.387% (LIBOR 3 Month + 3.15%) due 1/15/2029(2)(3)	483,000	481,850

Lending Funding Trust 2020-2A A 2.32% due 4/21/2031(2)	936,000	941,074

Lendmark Funding Trust 2018-1A A 3.81% due 12/21/2026(2)	1,710,000	1,729,169

Longtrain Leasing III LLC 2015-1A A2 4.06% due 1/15/2045(2)	454,808	466,708

Marble Point CLO XVII Ltd. 2020-1A A 1.518% (LIBOR 3 Month + 1.30%) due 4/20/2033(2)(3)	613,030	612,831

Master Credit Card Trust II 2018-1A A 0.642% (LIBOR 1 Month + 0.49%) due 7/21/2024(2)(3)	100,000	100,145

ME Funding LLC 2019-1 A2 6.448% due 7/30/2049(2)	1,110,780	1,062,551

Mercedes-Benz Auto Lease Trust 2018-B A3 3.21% due 9/15/2021	21,894	21,927
2019-A A3 3.10% due 11/15/2021	106,936	107,318

Mountain View CLO LLC 2017-1A AR 1.32% (LIBOR 3 Month + 1.09%) due 10/16/2029(2)(3)	561,712	561,009

Navient Private Education Refi Loan Trust 2018-DA A2A 4.00% due 12/15/2059(2)	342,757	367,224

Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1 1.558% (LIBOR 3 Month + 1.34%) due 1/19/2033(2)(3)	1,000,000	999,896

Newark BSL CLO 1 Ltd. 2016-1A CR 3.217% (LIBOR 3 Month + 3.00%) due 12/21/2029(2)(3)	360,000	346,932

NextGear Floorplan Master Owner Trust 2019-2A A1 0.859% (LIBOR 1 Month + 0.70%) due 10/15/2024(2)(3)	950,000	956,247
2020-1A A1 0.959% (LIBOR 1 Month + 0.80%) due 2/15/2025(2)(3)	2,450,000	2,468,739

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Asset–Backed Securities (continued)

Nissan Auto Lease Trust 2019-B A2A 2.27% due 10/15/2021	$133,892	$134,006

Northwoods Capital Ltd. 2019-20A C 3.015% (LIBOR 3 Month + 2.80%) due 1/25/2030(2)(3)	334,659	333,828
2019-20A D 4.465% (LIBOR 3 Month + 4.25%) due 1/25/2030(2)(3)	387,446	387,446

Octagon Investment Partners 29 Ltd. 2016-1A AR 1.395% (LIBOR 3 Month + 1.18%) due 1/24/2033(2)(3)	555,371	557,645

Octagon Investment Partners 48 Ltd. 2020-3A A 1.732% (LIBOR 3 Month + 1.50%) due 10/20/2031(2)(3)	650,000	650,982

OneMain Financial Issuance Trust 2019-2A A 3.14% due 10/14/2036(2)	956,000	1,030,515
2020-2A A 1.75% due 9/14/2035(2)	1,108,000	1,126,554

Orec Ltd. 2018-CRE1 A 1.339% (LIBOR 1 Month + 1.18%) due 6/15/2036(2)(3)	645,000	633,783

Palmer Square Loan Funding Ltd. 2018-5A A2 1.618% (LIBOR 3 Month + 1.40%) due 1/20/2027(2)(3)	250,000	250,642

Pennsylvania Higher Education Assistance Agency 2006-1 B 0.485% (LIBOR 3 Month + 0.27%) due 4/25/2038(3)	28,566	27,428

Planet Fitness Master Issuer LLC 2019-1A A2 3.858% due 12/5/2049(2)	263,340	256,257

Salem Fields CLO Ltd. 2016-2A A1R 1.365% (LIBOR 3 Month + 1.15%) due 10/25/2028(2)(3)	641,067	639,784

Santander Drive Auto Receivables Trust 2017-3 C 2.76% due 12/15/2022	1,319	1,321
2018-1 D 3.32% due 3/15/2024	35,000	35,819
2020-2 D 2.22% due 9/15/2026	816,000	833,527

Santander Retail Auto Lease Trust 2019-B A2A 2.29% due 4/20/2022(2)	87,149	87,610

December 31, 2020	Principal Amount	Value
Asset–Backed Securities (continued)

SCF Equipment Leasing LLC 2018-1A A2 3.63% due 10/20/2024(2)	$179,345	$179,537
2019-1A A2 3.23% due 10/20/2024(2)	168,990	169,147
2019-1A C 3.92% due 11/20/2026(2)	1,298,000	1,299,350
2019-2A B 2.76% due 8/20/2026(2)	797,000	830,572
2019-2A C 3.11% due 6/21/2027(2)	579,000	610,513

Shackleton CLO Ltd. 2019-14A A2 2.118% (LIBOR 3 Month + 1.90%) due 7/20/2030(2)(3)	1,042,000	1,039,521

SLC Student Loan Trust 2008-1 A4A 1.817% (LIBOR 3 Month + 1.60%) due 12/15/2032(3)	134,657	137,521

Sound Point CLO XI Ltd. 2016-1A AR 1.318% (LIBOR 3 Month + 1.10%) due 7/20/2028(2)(3)	370,000	368,946

Sound Point CLO XII Ltd. 2016-2A CR 2.818% (LIBOR 3 Month + 2.60%) due 10/20/2028(2)(3)	504,000	499,643

Sound Point CLO XV Ltd. 2017-1A C 2.709% (LIBOR 3 Month + 2.50%) due 1/23/2029(2)(3)	343,000	339,921

TCF Auto Receivables Owner Trust 2016-1A B 2.32% due 6/15/2022(2)	4,688	4,691
2016-PT1A B 2.92% due 10/17/2022(2)	26,130	26,148

Towd Point Asset Trust 2018-SL1 A 0.749% (LIBOR 1 Month + 0.60%) due 1/25/2046(2)(3)	357,282	356,754

Toyota Auto Receivables Owner Trust 2017-A A4 2.10% due 9/15/2022	153,710	153,784

TPG Real Estate Finance Issuer Ltd. 2018-FL2 A 1.283% (LIBOR 1 Month + 1.13%) due 11/15/2037(2)(3)	657,932	656,733

Westgate Resorts LLC 2018-1A A 3.38% due 12/20/2031(2)	136,793	139,647

Westlake Automobile Receivables Trust 2020-1A C 2.52% due 4/15/2025(2)	748,000	769,132
2020-2A A2A 0.93% due 2/15/2024(2)	1,730,635	1,736,897

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Asset–Backed Securities (continued)

Wheels SPV 2 LLC 2018-1A A2 3.06% due 4/20/2027(2)	$28,663	$28,732

World Financial Network Credit Card Master Trust 2018-B A 3.46% due 7/15/2025	489,000	499,698

Total Asset–Backed Securities (Cost $53,019,386)		53,287,833
Corporate Bonds & Notes – 38.3%

Aerospace & Defense – 1.1%

BAE Systems PLC 3.40% due 4/15/2030(2)	505,000	571,216

The Boeing Co. 4.875% due 5/1/2025	1,480,000	1,685,750
5.04% due 5/1/2027	1,049,000	1,227,382

TransDigm, Inc. 6.375% due 6/15/2026	390,000	403,689

		3,888,037
Agriculture – 0.9%

BAT Capital Corp. 1.101% (LIBOR 3 Month + 0.88%) due 8/15/2022(3)	879,000	884,406
4.70% due 4/2/2027	265,000	312,469
4.906% due 4/2/2030	1,033,000	1,247,513

MHP Lux S.A.
6.25% due 9/19/2029(2)	475,000	486,870
6.95% due 4/3/2026(2)	230,000	252,823

		3,184,081
Airlines – 0.7%

American Airlines, Inc. 11.75% due 7/15/2025(2)	314,000	362,237

British Airways Pass-Through Trust 2020-1 A 4.25% due 11/15/2032(2)	149,000	159,470

Delta Air Lines, Inc. 7.00% due 5/1/2025(2)	717,000	830,444

Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.50% due 10/20/2025(2)	296,000	317,386
4.75% due 10/20/2028(2)	300,000	327,582

Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8.00% due 9/20/2025(2)	317,000	356,856

		2,353,975
Apparel – 0.1%

The William Carter Co. 5.50% due 5/15/2025(2)	303,000	321,956

		321,956
Auto Manufacturers – 0.8%

Ford Motor Co. 7.45% due 7/16/2031	805,000	1,031,897

General Motors Financial Co., Inc. 3.60% due 6/21/2030	1,184,000	1,317,437

December 31, 2020	Principal Amount	Value
Auto Manufacturers (continued)

Tesla, Inc. 5.30% due 8/15/2025(2)	$351,000	$365,865

		2,715,199
Auto Parts & Equipment – 0.2%

American Axle & Manufacturing, Inc. 6.50% due 4/1/2027	349,000	367,309

Clarios Global LP / Clarios U.S. Finance Co. 8.50% due 5/15/2027(2)	192,000	208,308

		575,617
Beverages – 0.0%

Becle S.A.B. de C.V. 3.75% due 5/13/2025(2)	150,000	163,263

		163,263
Biotechnology – 0.7%

Biogen, Inc. 2.25% due 5/1/2030	1,554,000	1,616,890

Regeneron Pharmaceuticals, Inc. 1.75% due 9/15/2030	792,000	780,635

		2,397,525
Building Materials – 0.5%

Cemex S.A.B. de C.V. 5.45% due 11/19/2029(2)	330,000	362,274

Forterra Finance LLC / FRTA Finance Corp. 6.50% due 7/15/2025(2)	326,000	352,250

Griffon Corp. 5.75% due 3/1/2028	469,000	498,115

Owens Corning 3.95% due 8/15/2029	584,000	672,569

		1,885,208
Chemicals – 0.4%

CF Industries, Inc. 4.95% due 6/1/2043	277,000	341,076

CNAC HK Finbridge Co. Ltd. 4.125% due 7/19/2027	390,000	403,470

Nutrition & Biosciences, Inc. 1.832% due 10/15/2027(2)	244,000	251,396

Phosagro OAO Via Phosagro Bond Funding DAC 3.949% due 4/24/2023(2)	300,000	314,160

		1,310,102
Coal – 0.1%

Warrior Met Coal, Inc. 8.00% due 11/1/2024(2)	336,000	344,817

		344,817
Commercial Banks – 4.2%

Akbank T.A.S. 5.00% due 10/24/2022(2)	215,000	217,632

Banco de Credito e Inversiones S.A. 3.50% due 10/12/2027(2)	420,000	466,696

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Commercial Banks (continued)

Banco do Brasil S.A. 4.625% due 1/15/2025(2)	$330,000	$359,380

Bank of America Corp. 3.593% (3.593% fixed rate until 7/21/2028; LIBOR 3 Month + 1.37% thereafter) due 7/21/2028(3)	924,000	1,049,766
3.95% due 4/21/2025	25,000	28,169
3.97% (3.97% fixed rate until 3/5/2029; LIBOR 3 Month + 1.07% thereafter) due 3/5/2029(3)	204,000	237,693
4.00% due 1/22/2025	277,000	311,320
4.45% due 3/3/2026	250,000	291,432

Citigroup, Inc. 2.666% (2.666% fixed rate until 1/29/2030; SOFR + 1.15% thereafter) due 1/29/2031(3)	205,000	219,754
3.887% (3.887% fixed rate until 1/10/2027; LIBOR 3 Month + 1.56% thereafter) due 1/10/2028(3)	712,000	817,988
3.98% (3.98% fixed rate until 3/20/2029; LIBOR 3 Month + 1.39% thereafter) due 3/20/2030(3)	503,000	591,176
4.45% due 9/29/2027	361,000	426,373

Credit Suisse Group AG 4.50% due 9/3/2030(2)(3)	200,000	201,328

JPMorgan Chase & Co. 3.782% (3.782% fixed rate until 2/1/2027; LIBOR 3 Month + 1.34% thereafter) due 2/1/2028(3)	1,190,000	1,366,144

Kookmin Bank 1.75% due 5/4/2025(2)	425,000	442,208

Macquarie Group Ltd. 4.654% (4.654% fixed rate until 3/27/2028; LIBOR 3 Month + 1.73% thereafter) due 3/27/2029(2)(3)	963,000	1,124,726

Morgan Stanley 3.625% due 1/20/2027	1,224,000	1,403,622
4.431% (4.431% fixed rate until 1/23/2030; LIBOR 3 Month + 1.63%) due 1/23/2030(3)	234,000	284,841

Popular, Inc. 6.125% due 9/14/2023	361,000	387,349

The Toronto-Dominion Bank 3.625% (3.625% fixed rate until 9/15/2026; 5 Year USD Swap + 2.205% thereafter) due 9/15/2031(3)	483,000	546,263

Turkiye Garanti Bankasi A.S. 5.875% due 3/16/2023(2)	200,000	207,700

UBS AG 5.125% due 5/15/2024	872,000	962,165

December 31, 2020	Principal Amount	Value
Commercial Banks (continued)

Wachovia Corp. 7.574% due 8/1/2026(3)	$151,000	$197,549

Wells Fargo & Co. 2.393% (2.393% fixed rate until 6/2/2028; SOFR + 2.10% thereafter) due 6/2/2028(3)	2,093,000	2,227,371

		14,368,645
Commercial Services – 0.7%

Adani Ports & Special Economic Zone Ltd. 4.00% due 7/30/2027(2)	200,000	213,642

CoStar Group, Inc. 2.80% due 7/15/2030(2)	194,000	201,946

Garda World Security Corp. 9.50% due 11/1/2027(2)	304,000	337,492

Global Payments, Inc. 3.20% due 8/15/2029	248,000	275,441

PayPal Holdings, Inc. 2.85% due 10/1/2029	634,000	704,805

Pepperdine University 3.301% due 12/1/2059	156,000	159,357

United Rentals North America, Inc. 4.00% due 7/15/2030	160,000	168,687
4.875% due 1/15/2028	322,000	344,730

		2,406,100
Computers – 0.4%

Dell International LLC / EMC Corp. 5.45% due 6/15/2023(2)	141,000	155,991
8.35% due 7/15/2046(2)	623,000	939,509

Hewlett Packard Enterprise Co. 0.90% (LIBOR 3 Month + 0.68%) due 3/12/2021(3)	294,000	294,265

		1,389,765
Diversified Financial Services – 2.0%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50% due 1/15/2025	872,000	925,471
3.875% due 1/23/2028	567,000	609,633

Affiliated Managers Group, Inc. 3.50% due 8/1/2025	250,000	277,865

Ally Financial, Inc. 8.00% due 11/1/2031	323,000	474,206

Avolon Holdings Funding Ltd. 4.25% due 4/15/2026(2)	158,000	170,828

Brightsphere Investment Group, Inc. 4.80% due 7/27/2026	315,000	337,970

Global Aircraft Leasing Co. Ltd. 6.50% due 9/15/2024, Toggle PIK (6.50% Cash or 7.25% PIK)(2)(4)	484,587	432,441

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Diversified Financial Services (continued)

International Lease Finance Corp. 5.875% due 8/15/2022	$112,000	$121,007

Nationstar Mortgage Holdings, Inc. 5.50% due 8/15/2028(2)	500,000	529,215

Navient Corp. 5.00% due 3/15/2027	537,000	542,096

Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.50% due 3/15/2027(2)	380,000	428,408
4.875% due 4/15/2045(2)	198,000	223,989

OneMain Finance Corp. 5.375% due 11/15/2029	625,000	697,825

Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.625% due 3/1/2029(2)	503,000	513,065

SURA Asset Management S.A. 4.375% due 4/11/2027(2)	400,000	452,260

Temasek Financial I Ltd. 2.50% due 10/6/2070(2)	250,000	252,207

		6,988,486
Electric – 2.9%

Ausgrid Finance Pty. Ltd. 4.35% due 8/1/2028(2)	580,000	674,737

Calpine Corp. 4.50% due 2/15/2028(2)	305,000	318,554
5.125% due 3/15/2028(2)	302,000	318,021

Cikarang Listrindo Tbk PT 4.95% due 9/14/2026(2)	525,000	546,336

Clearway Energy Operating LLC 5.75% due 10/15/2025	146,000	153,848

Cleco Corporate Holdings LLC 3.375% due 9/15/2029	273,000	282,760

Emera U.S. Finance LP 3.55% due 6/15/2026	1,888,000	2,120,205

Eskom Holdings SOC Ltd. 6.35% due 8/10/2028(2)	460,000	511,147

FirstEnergy Corp. 2.65% due 3/1/2030	482,000	481,499
3.90% due 7/15/2027	657,000	722,910

ITC Holdings Corp. 3.35% due 11/15/2027	293,000	329,901

Liberty Utilities Finance GP 1 2.05% due 9/15/2030(2)	576,000	578,419

Minejesa Capital B.V. 4.625% due 8/10/2030(2)	200,000	215,392

NRG Energy, Inc. 2.45% due 12/2/2027(2)	343,000	360,068
5.75% due 1/15/2028	336,000	366,690

Pennsylvania Electric Co. 3.60% due 6/1/2029(2)	370,000	403,496

PSEG Power LLC 8.625% due 4/15/2031	393,000	598,594

December 31, 2020	Principal Amount	Value
Electric (continued)

Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 4.85% due 10/14/2038(2)	$200,000	$223,014

Vistra Operations Co. LLC 3.55% due 7/15/2024(2)	808,000	875,436

		10,081,027
Energy – Alternate Sources – 0.1%

Greenko Solar Mauritius Ltd. 5.95% due 7/29/2026(2)	330,000	355,311

		355,311
Entertainment – 0.5%

Live Nation Entertainment, Inc. 3.75% due 1/15/2028(2)	98,000	99,044
4.75% due 10/15/2027(2)	344,000	352,428

Penn National Gaming, Inc. 5.625% due 1/15/2027(2)	337,000	352,165

Scientific Games International, Inc. 7.25% due 11/15/2029(2)	486,000	532,636

Vail Resorts, Inc. 6.25% due 5/15/2025(2)	246,000	263,734

		1,600,007
Environmental Control – 0.1%

Stericycle, Inc. 3.875% due 1/15/2029(2)	276,000	283,212

		283,212
Food – 0.7%

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 4.875% due 2/15/2030(2)	308,000	338,926

Arcor SAIC 6.00% due 7/6/2023(2)	13,000	12,815

JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 6.50% due 4/15/2029(2)	620,000	721,636

Kraft Heinz Foods Co. 4.375% due 6/1/2046	786,000	847,049

Minerva Luxembourg S.A. 5.875% due 1/19/2028(2)	288,000	310,833

		2,231,259
Forest Products & Paper – 0.1%

Suzano Austria GmbH 3.75% due 1/15/2031	428,000	454,895

		454,895
Gas – 0.7%

ENN Energy Holdings Ltd. 2.625% due 9/17/2030(2)	200,000	200,708

National Fuel Gas Co. 5.50% due 1/15/2026	554,000	639,732

NiSource, Inc. 3.49% due 5/15/2027	1,284,000	1,455,555

		2,295,995

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Healthcare – Products – 0.6%

Alcon Finance Corp. 2.60% due 5/27/2030(2)	$986,000	$1,049,035

Boston Scientific Corp. 2.65% due 6/1/2030	370,000	396,625

Stryker Corp. 1.95% due 6/15/2030	583,000	599,855

		2,045,515
Healthcare – Services – 2.5%

Adventist Health System 2.952% due 3/1/2029	197,000	213,922

Advocate Health & Hospitals Corp. 2.211% due 6/15/2030	636,000	659,004

Anthem, Inc. 2.25% due 5/15/2030	754,000	795,726

Centene Corp. 3.375% due 2/15/2030	302,000	317,650

CommonSpirit Health 3.347% due 10/1/2029	964,000	1,061,200

DaVita, Inc. 3.75% due 2/15/2031(2)	694,000	704,244

HCA, Inc. 4.125% due 6/15/2029	838,000	972,876
4.50% due 2/15/2027	428,000	498,106
5.25% due 6/15/2026	473,000	560,344

Legacy LifePoint Health LLC 6.75% due 4/15/2025(2)	583,000	626,498

MEDNAX, Inc. 6.25% due 1/15/2027(2)	314,000	336,438

RP Escrow Issuer LLC 5.25% due 12/15/2025(2)	515,000	538,082

Select Medical Corp. 6.25% due 8/15/2026(2)	297,000	319,412

Tenet Healthcare Corp. 6.25% due 2/1/2027(2)	670,000	706,301

The New York and Presbyterian Hospital 3.954% due 8/1/2119	103,000	118,785

		8,428,588
Home Builders – 0.7%

Century Communities, Inc. 6.75% due 6/1/2027	319,000	340,347

NVR, Inc. 3.00% due 5/15/2030	904,000	985,658

PulteGroup, Inc. 5.50% due 3/1/2026	285,000	339,210

Toll Brothers Finance Corp. 4.35% due 2/15/2028	363,000	404,070

TRI Pointe Group, Inc. 5.25% due 6/1/2027	377,000	408,808

		2,478,093
Household Products & Wares – 0.0%

Kimberly-Clark de Mexico S.A.B. de C.V. 3.80% due 4/8/2024(2)	100,000	108,048

		108,048

December 31, 2020	Principal Amount	Value
Housewares – 0.2%

Newell Brands, Inc. 5.875% due 4/1/2036	$441,000	$536,234

		536,234
Internet – 1.3%

Alibaba Group Holding Ltd. 3.40% due 12/6/2027	425,000	475,758

Baidu, Inc. 2.375% due 10/9/2030	260,000	266,516

JD.com, Inc. 3.375% due 1/14/2030	860,000	935,560

Match Group Holdings II LLC 5.00% due 12/15/2027(2)	151,000	160,578
5.625% due 2/15/2029(2)	160,000	174,398

Meituan 3.05% due 10/28/2030(2)	375,000	391,642

Netflix, Inc. 6.375% due 5/15/2029	662,000	820,999

Prosus N.V. 3.832% due 2/8/2051(2)	580,000	569,200
5.50% due 7/21/2025(2)	278,000	319,244

Uber Technologies, Inc. 8.00% due 11/1/2026(2)	315,000	343,725

		4,457,620
Iron & Steel – 0.1%

GUSAP III LP 4.25% due 1/21/2030(2)	340,000	380,072

		380,072
Leisure Time – 0.4%

Carnival Corp. 7.625% due 3/1/2026(2)	205,000	223,321
11.50% due 4/1/2023(2)	427,000	493,612

Royal Caribbean Cruises Ltd. 11.50% due 6/1/2025(2)	429,000	501,754

		1,218,687
Lodging – 0.2%

Boyd Gaming Corp. 6.00% due 8/15/2026	350,000	364,245

MGM Resorts International 5.50% due 4/15/2027	326,000	363,223

		727,468
Machinery – Diversified – 0.6%

nVent Finance Sarl 4.55% due 4/15/2028	1,237,000	1,343,345

Vertical U.S. Newco, Inc. 5.25% due 7/15/2027(2)	556,000	588,315

		1,931,660
Media – 1.7%

AMC Networks, Inc. 4.75% due 8/1/2025	331,000	341,741

CCO Holdings LLC / CCO Holdings Capital Corp. 4.75% due 3/1/2030(2)	295,000	318,338

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Media (continued)

Cox Communications, Inc. 8.375% due 3/1/2039(2)	$888,000	$1,530,433

CSC Holdings LLC 5.50% due 4/15/2027(2)	293,000	310,688

DISH DBS Corp. 7.75% due 7/1/2026	659,000	737,704

Globo Comunicacao e Participacoes S.A. 4.875% due 1/22/2030(2)	520,000	556,613

Gray Television, Inc. 7.00% due 5/15/2027(2)	311,000	340,461

Nexstar Broadcasting, Inc. 5.625% due 7/15/2027(2)	305,000	327,954

Scripps Escrow, Inc. 5.875% due 7/15/2027(2)	527,000	550,636

Time Warner Cable LLC 7.30% due 7/1/2038	274,000	406,849

Time Warner Entertainment Co. LP 8.375% due 7/15/2033	282,000	436,511

		5,857,928
Mining – 1.6%

Anglo American Capital PLC 4.00% due 9/11/2027(2)	800,000	918,584
4.75% due 4/10/2027(2)	978,000	1,157,336

Antofagasta PLC 2.375% due 10/14/2030(2)	400,000	403,332

Freeport-McMoRan, Inc. 4.125% due 3/1/2028	683,000	715,681
4.25% due 3/1/2030	156,000	167,856

Glencore Funding LLC 4.875% due 3/12/2029(2)	1,269,000	1,524,374

Hecla Mining Co. 7.25% due 2/15/2028	562,000	613,760

		5,500,923
Oil & Gas – 2.6%

Apache Corp. 4.375% due 10/15/2028	548,000	569,262

Continental Resources, Inc. 3.80% due 6/1/2024	349,000	360,060

Diamondback Energy, Inc. 3.50% due 12/1/2029	410,000	438,233
4.75% due 5/31/2025	148,000	166,466

Empresa Nacional del Petroleo 3.75% due 8/5/2026(2)	400,000	439,164

Equinor ASA 7.15% due 11/15/2025	700,000	895,482

Gazprom PJSC Via Gaz Capital S.A. 4.95% due 2/6/2028(2)	200,000	228,904

Laredo Petroleum, Inc. 9.50% due 1/15/2025	616,000	536,499

MEG Energy Corp.
7.00% due 3/31/2024(2)	329,000	332,267
7.125% due 2/1/2027(2)	295,000	304,874

December 31, 2020	Principal Amount	Value
Oil & Gas (continued)

PDC Energy, Inc. 5.75% due 5/15/2026	$428,000	$442,184

Pertamina Persero PT 4.15% due 2/25/2060(2)	200,000	213,194

Petroleos Mexicanos 4.50% due 1/23/2026	490,000	489,735
5.35% due 2/12/2028	1,398,000	1,380,707

Range Resources Corp. 9.25% due 2/1/2026	344,000	359,428

Saudi Arabian Oil Co. 2.875% due 4/16/2024(2)	570,000	605,750

SM Energy Co. 6.75% due 9/15/2026	201,000	163,773

Southwestern Energy Co. 7.75% due 10/1/2027	328,000	352,321

Tengizchevroil Finance Co. International Ltd. 3.25% due 8/15/2030(2)	235,000	249,335

Viper Energy Partners LP 5.375% due 11/1/2027(2)	161,000	168,253

YPF S.A. 8.50% due 7/28/2025(2)	263,000	202,994

		8,898,885
Oil & Gas Services – 0.2%

Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.337% due 12/15/2027	724,000	813,313

		813,313
Packaging & Containers – 0.1%

Ball Corp. 2.875% due 8/15/2030	475,000	474,986

		474,986

Pharmaceuticals – 0.5%

Bayer Corp. 6.65% due 2/15/2028(2)	135,000	173,526

Bayer U.S. Finance II LLC 3.875% due 12/15/2023(2)	478,000	521,111

CVS Health Corp. 4.30% due 3/25/2028	747,000	885,382

		1,580,019
Pipelines – 1.4%

Abu Dhabi Crude Oil Pipeline LLC 4.60% due 11/2/2047(2)	200,000	248,870

Buckeye Partners LP 6.375% (6.375% fixed rate until 1/22/2023; LIBOR 3 Month + 4.02% thereafter) due 1/22/2078(3)	472,000	355,642

Cheniere Corpus Christi Holdings LLC 3.70% due 11/15/2029	215,000	239,136

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Pipelines (continued)

Galaxy Pipeline Assets Bidco Ltd. 3.25% due 9/30/2040(2)	$717,000	$757,102

MPLX LP 3.375% due 3/15/2023	552,000	584,237
5.25% due 1/15/2025	578,000	593,953

Sabine Pass Liquefaction LLC 5.875% due 6/30/2026	1,357,000	1,641,129

Western Midstream Operating LP 5.05% due 2/1/2030	347,000	387,245

		4,807,314
Real Estate – 0.9%

Country Garden Holdings Co. Ltd. 4.75% due 1/17/2023	200,000	205,000
4.75% due 9/28/2023	560,000	574,073

Kaisa Group Holdings Ltd. 9.375% due 6/30/2024	200,000	194,070
11.95% due 10/22/2022(2)	210,000	223,325

Longfor Group Holdings Ltd. 4.50% due 1/16/2028	585,000	651,146

Sunac China Holdings Ltd. 7.875% due 2/15/2022	530,000	543,817

Yuzhou Group Holdings Co. Ltd. 6.00% due 10/25/2023	200,000	204,648

Zhenro Properties Group Ltd. 8.65% due 1/21/2023	320,000	334,230

		2,930,309
Real Estate Investment Trusts – 1.7%

EPR Properties 4.95% due 4/15/2028	445,000	450,051

Equinix, Inc. 1.55% due 3/15/2028	816,000	825,670
2.625% due 11/18/2024	511,000	546,203

ESH Hospitality, Inc. 4.625% due 10/1/2027(2)	326,000	334,808

HAT Holdings I LLC / HAT Holdings II LLC 5.25% due 7/15/2024(2)	608,000	632,198

Healthcare Trust of America Holdings LP 3.10% due 2/15/2030	510,000	556,905

Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 5.875% due 10/1/2028(2)	336,000	358,935

VEREIT Operating Partnership LP 4.875% due 6/1/2026	1,300,000	1,524,978

WEA Finance LLC 2.875% due 1/15/2027(2)	688,000	707,670

		5,937,418
Retail – 0.8%

AutoNation, Inc. 4.75% due 6/1/2030	57,000	68,664

December 31, 2020	Principal Amount	Value
Retail (continued)

IRB Holding Corp. 7.00% due 6/15/2025(2)	$300,000	$327,318

L Brands, Inc. 6.625% due 10/1/2030(2)	473,000	522,608

Murphy Oil USA, Inc. 4.75% due 9/15/2029	191,000	203,480

Rite Aid Corp. 8.00% due 11/15/2026(2)	397,000	424,449

Sally Holdings LLC / Sally Capital, Inc. 5.625% due 12/1/2025	643,000	663,480

The Gap, Inc. 8.625% due 5/15/2025(2)	294,000	327,742

Walgreens Boots Alliance, Inc. 3.20% due 4/15/2030	277,000	300,055

		2,837,796
Semiconductors – 0.6%

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.875% due 1/15/2027	1,261,000	1,414,691

NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.15% due 5/1/2027(2)	481,000	530,355

		1,945,046
Shipbuilding – 0.1%

Huntington Ingalls Industries, Inc. 3.844% due 5/1/2025	248,000	275,838

		275,838
Software – 0.4%

Oracle Corp. 2.95% due 4/1/2030	921,000	1,029,466

PTC, Inc. 4.00% due 2/15/2028(2)	304,000	318,920

		1,348,386
Telecommunications – 0.8%

AT&T, Inc. 4.30% due 2/15/2030	718,000	856,983

Frontier Communications Corp. 5.00% due 5/1/2028(2)	392,000	408,335

LogMeIn, Inc. 5.50% due 9/1/2027(2)	496,000	519,376

Ooredoo International Finance Ltd. 3.75% due 6/22/2026(2)	200,000	223,862

Sprint Capital Corp. 6.875% due 11/15/2028	257,000	338,965

Zayo Group Holdings, Inc. 4.00% due 3/1/2027(2)	314,000	315,614

		2,663,135
Toys, Games & Hobbies – 0.1%

Mattel, Inc. 6.75% due 12/31/2025(2)	301,000	317,723

		317,723

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value

Transportation – 0.3%

Watco Cos. LLC / Watco Finance Corp. 6.50% due 6/15/2027(2)	$636,000	$690,104

XPO Logistics, Inc. 6.25% due 5/1/2025(2)	320,000	344,173

		1,034,277

Total Corporate Bonds & Notes (Cost $122,770,965)		131,129,763
Municipals – 0.9%

California Health Facilities Financing Authority 3.034% due 6/1/2034	195,000	209,442

County of Miami-Dade Florida 2.786% due 10/1/2037(5)	105,000	107,521

Foothill-Eastern Transportation Corridor Agency 4.094% due 1/15/2049	354,000	380,072

Massachusetts School Building Authority 3.395% due 10/15/2040	490,000	525,501

Michigan Finance Authority 3.084% due 12/1/2034	515,000	574,982

Permanent University Fund – Texas A&M University System 3.66% due 7/1/2047	375,000	414,544

Regents of the University of California Medical Center Pooled Revenue 3.006% due 5/15/2050	205,000	219,981

State of California 7.625% due 3/1/2040	190,000	334,381
7.30% due 10/1/2039	130,000	214,917

Total Municipals (Cost $2,760,743)		2,981,341
Non–Agency Mortgage–Backed Securities – 8.3%

Angel Oak Mortgage Trust 2020-1 A1 2.466% due 12/25/2059(2)(3)(6)	158,389	160,119

Angel Oak Mortgage Trust I LLC 2019-4 A1 2.993% due 7/26/2049(2)(3)(6)	408,414	415,130

Atrium Hotel Portfolio Trust 2018-ATRM A 1.109% due 6/15/2035(2)(3)(6)	540,000	528,972

BAMLL Commercial Mortgage Securities Trust 2013-WBRK A 3.652% due 3/10/2037(2)(3)(6)	3,900,000	3,952,797

BANK 2020-BN30 C 2.757% due 12/10/2053(3)(6)	310,000	312,746

BBCMS Mortgage Trust 2019-BWAY A 1.115% due 11/15/2034(2)(3)(6)	365,000	355,930
2019-BWAY B 1.469% due 11/15/2034(2)(3)(6)	160,000	154,717

December 31, 2020	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

Benchmark Mortgage Trust 2020-B22 C 2.698% due 1/15/2054(3)(6)	$620,000	$621,180

BX Trust 2018-GW A 0.959% due 5/15/2035(2)(3)(6)	987,000	970,396

Citigroup Commercial Mortgage Trust 2016-GC36 D 2.85% due 2/10/2049(2)	1,685,000	1,152,572

Commercial Mortgage Trust 2015-PC1 AM 4.29% due 7/10/2050(3)(6)	310,000	340,694
2015-PC1 B 4.32% due 7/10/2050(3)(6)	100,000	105,198
2015-PC1 D 4.32% due 7/10/2050(3)(6)	33,000	27,155
2016-COR1 AM 3.494% due 10/10/2049	167,000	180,438

Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1 1.70% due 4/25/2065(2)(3)(6)	650,600	650,950

Credit Suisse Mortgage Trust 2019-UVIL A 3.16% due 12/15/2041(2)	337,000	339,020
2020-AFC1 A1 2.24% due 2/25/2050(2)(3)(6)	363,063	357,496

CSAIL Commercial Mortgage Trust 2019-C18 AS 3.321% due 12/15/2052	394,045	436,961

DBWF Mortgage Trust 2018-GLKS A 1.182% due 12/19/2030(2)(3)(6)	630,000	622,146

Deephaven Residential Mortgage Trust 2019-3A A1 2.964% due 7/25/2059(2)(3)(6)	437,116	446,470
2019-4A A1 2.791% due 10/25/2059(2)(3)(6)	280,669	286,616
2020-1 A1 2.339% due 1/25/2060(2)(3)(6)	219,024	222,408

GCAT Trust 2020-NQM1 A1 2.247% due 1/25/2060(2)(3)(6)	167,060	169,188

Great Wolf Trust 2019-WOLF A 1.193% due 12/15/2036(2)(3)(6)	1,028,000	1,006,253

GS Mortgage Securities Corp. Trust 2012-BWTR A 2.954% due 11/5/2034(2)	1,273,000	1,282,264
2018-RIVR A 1.109% due 7/15/2035(2)(3)(6)	437,247	427,815

GS Mortgage Securities Trust 2020-GSA2 C 2.989% due 12/12/2053	475,000	473,582

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI D 4.009% due 10/5/2031(2)(3)(6)	$225,000	$215,671
2018-LAQ A 1.159% due 6/15/2032(2)(3)(6)	631,099	621,709
2018-LAQ B 1.459% due 6/15/2032(2)(3)(6)	554,400	540,642
2018-MINN A 2.02% due 11/15/2035(2)(3)(6)	339,000	344,610
2018-WPT AFL 1.103% due 7/5/2033(2)(3)(6)	234,229	231,315
2018-WPT BFL 1.403% due 7/5/2033(2)(3)(6)	724,000	716,567
2018-WPT BFX 4.549% due 7/5/2033(2)	218,000	232,286
2018-WPT CFX 4.95% due 7/5/2033(2)	290,000	305,477

JPMBB Commercial Mortgage Securities Trust 2015-C30 C 4.267% due 7/15/2048(3)(6)	13,000	12,998

Morgan Stanley Capital Barclays Bank Trust 2016-MART C 2.817% due 9/13/2031(2)	100,000	98,723

New Residential Mortgage Loan Trust 2019-NQM3 A1 2.802% due 7/25/2049(2)(3)(6)	370,742	379,941
2020-NQM1 A1 2.464% due 1/26/2060(2)(3)(6)	141,164	144,631

One New York Plaza Trust 2020-1NYP B 1.659% due 1/15/2026(2)(3)(6)	850,000	851,069

PFP Ltd. 2019-6 A 1.203% due 4/14/2037(2)(3)(6)	416,000	409,789

ReadyCap Commercial Mortgage Trust 2019-6 A 2.833% due 10/25/2052(2)	295,479	297,807

Residential Mortgage Loan Trust 2020-1 A1 2.376% due 2/25/2024(2)(3)(6)	102,841	104,663

Starwood Mortgage Residential Trust 2020-1 A1 2.275% due 2/25/2050(2)(3)(6)	212,490	216,648
2020-3 A1 1.486% due 4/25/2065(2)(3)(6)	849,768	854,132

Verus Securitization Trust 2020-1 A1 2.417% due 1/25/2060(2)(3)(6)	500,786	510,305
2020-5 A1 1.218% due 5/25/2065(2)(3)(6)	782,614	782,758

Vista Point Securitization Trust 2020-2 A1 1.475% due 4/25/2065(2)(3)(6)	494,888	495,377

December 31, 2020	Principal Amount		Value
Non–Agency Mortgage–Backed Securities (continued)

Wells Fargo Commercial Mortgage Trust
2015-C28 D 4.094% due 5/15/2048(3)(6)		$1,500,000	$1,444,440
2016-C35 C 4.176% due 7/15/2048(3)(6)		131,000	128,423
2017-C41 AS 3.785% due 11/15/2050(3)(6)		279,000	313,089

WFLD Mortgage Trust 2014-MONT A 3.755% due 8/10/2031(2)(3)(6)		2,000,000	2,085,824

Total Non–Agency Mortgage–Backed Securities (Cost $28,242,795)			28,338,107

Foreign Government – 3.9%

Abu Dhabi Government International Bond 2.50% due 9/30/2029(2)	USD	700,000	756,336

Bermuda Government International Bond 2.375% due 8/20/2030(2)	USD	1,010,000	1,060,369

China Government International Bond 2.25% due 10/21/2050(2)	USD	630,000	623,328

Dominican Republic International Bond 4.875% due 9/23/2032(2)	USD	360,000	399,254

Egypt Government International Bond
4.55% due 11/20/2023(2)	USD	200,000	207,294
6.588% due 2/21/2028(2)	USD	350,000	385,287
7.60% due 3/1/2029(2)	USD	500,000	575,435

Ghana Government International Bond 6.375% due 2/11/2027(2)	USD	725,000	754,261

Indonesia Government International Bond
3.40% due 9/18/2029	USD	725,000	811,195
4.75% due 1/8/2026	USD	860,000	1,005,633

Nigeria Government International Bond
6.375% due 7/12/2023(2)	USD	315,000	340,638
7.143% due 2/23/2030(2)	USD	695,000	749,919

Peruvian Government International Bond 2.392% due 1/23/2026	USD	726,000	774,787

Qatar Government International Bond
3.25% due 6/2/2026(2)	USD	1,290,000	1,435,254
4.00% due 3/14/2029(2)	USD	860,000	1,020,356
5.103% due 4/23/2048(2)	USD	210,000	295,470

Saudi Government International Bond 3.25% due 10/22/2030(2)	USD	720,000	794,527

Sri Lanka Government International Bond 5.875% due 7/25/2022(2)	USD	400,000	274,376

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020	Principal Amount		Value
Foreign Government (continued)

Turkey Government International Bond
4.25% due 4/14/2026	USD	435,000	$430,902
5.25% due 3/13/2030	USD	230,000	230,968

Turkiye Ihracat Kredi Bankasi A.S. 8.25% due 1/24/2024(2)	USD	250,000	270,693

Ukraine Government International Bond 7.75% due 9/1/2024(2)	USD	149,000	165,764

Total Foreign Government (Cost $12,594,129)			13,362,046

U.S. Government Securities – 25.1%

U.S. Treasury Bill 0.05% due 2/4/2021(7)		$29,010,000	29,008,550

U.S. Treasury Bond
1.375% due 8/15/2050		1,634,000	1,530,343
1.625% due 11/15/2050		3,700,000	3,685,547

U.S. Treasury Note 0.125% due 10/31/2022		2,106,000	2,106,165
0.125% due 12/15/2023		23,238,000	23,210,768
0.25% due 10/31/2025		9,511,000	9,470,132
2.50% due 1/31/2021		16,775,000	16,803,832

Total U.S. Government Securities (Cost $85,815,149)			85,815,337

December 31, 2020	Principal Amount	Value
Short–Term Investment – 4.9%

Repurchase Agreements – 4.9%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $16,738,794, due 1/4/2021(8)	$16,738,794	$16,738,794

Total Repurchase Agreements (Cost $16,738,794)		16,738,794

Total Investments(9) – 122.1% (Cost $407,139,016)		417,409,589

Liabilities in excess of other assets(10) – (22.1)%		(75,582,673)

Total Net Assets – 100.0%		$341,826,916

(1)	TBA — To be announced.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2020, the aggregate market value of these securities amounted to $131,779,604, representing 38.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2020.
(4)

Payment–in–kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2020, interest payments had been made in cash.

(5)	When–issued security.
(6)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(7)	Interest rate shown reflects the discount rate at time of purchase.
(8)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$17,073,600	$17,073,600

(9)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

18	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

(10)	Liabilities in excess of other assets include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	March 2021	78	Long	$17,222,285	$17,236,172	$13,887
U.S. 10-Year Treasury Note	March 2021	125	Long	17,203,340	17,259,766	56,426
U.S. Long Bond	March 2021	177	Long	30,771,840	30,654,188	(117,652)
U.S. Ultra Long Bond	March 2021	85	Long	18,250,789	18,152,813	(97,976)
Total				$83,448,254	$83,302,939	$(145,315)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	March 2021	78	Short	$(9,817,827)	$(9,840,797)	$(22,970)
U.S. Ultra 10-Year Treasury Note	March 2021	182	Short	(28,502,594)	(28,457,406)	45,188
Total				$(38,320,421)	$(38,298,203)	$22,218

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

PIK — Payment–In–Kind

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$85,756,368	$—	$85,756,368
Asset–Backed Securities	—	53,287,833	—	53,287,833
Corporate Bonds & Notes	—	131,129,763	—	131,129,763
Municipals	—	2,981,341	—	2,981,341
Non–Agency Mortgage–Backed Securities	—	28,338,107	—	28,338,107
Foreign Government	—	13,362,046	—	13,362,046
U.S. Government Securities	—	85,815,337	—	85,815,337
Repurchase Agreements	—	16,738,794	—	16,738,794
Total	$—	$417,409,589	$—	$417,409,589
Other Financial Instruments
Futures Contracts
Assets	$115,501	$—	$—	$115,501
Liabilities	(238,598)	—	—	(238,598)
Total	$(123,097)	$—	$—	$(123,097)

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$417,409,589

Interest receivable	2,148,733

Cash deposits with brokers for futures contracts	1,366,154

Receivable for investments sold	210,545

Receivable for variation margin on futures contracts	101,094

Receivable for fund shares subscribed	15,593

Reimbursement receivable from adviser	3,660

Prepaid expenses	19,234

Total Assets	421,274,602

Liabilities

Payable for investments purchased	79,059,221

Investment advisory fees payable	128,822

Distribution fees payable	72,573

Accrued custodian and accounting fees	57,047

Accrued audit fees	34,000

Payable for fund shares redeemed	11,562

Accrued trustees’ and officers’ fees	3,587

Accrued expenses and other liabilities	80,874

Total Liabilities	79,447,686

Total Net Assets	$341,826,916

Net Assets Consist of:

Paid-in capital	$289,446,531

Distributable earnings	52,380,385

Total Net Assets	$341,826,916

Investments, at Cost	$407,139,016

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	29,509,794

Net Asset Value Per Share	$11.58

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Interest	$9,850,014

Total Investment Income	9,850,014

Expenses

Investment advisory fees	1,497,968

Distribution fees	842,480

Professional fees	115,327

Trustees’ and officers’ fees	112,415

Custodian and accounting fees	102,068

Administrative fees	51,730

Shareholder reports	27,768

Transfer agent fees	19,755

Other expenses	25,335

Total Expenses	2,794,846

Less: Fees waived	(88,428)

Total Expenses, Net	2,706,418

Net Investment Income/(Loss)	7,143,596

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	12,887,664

Net realized gain/(loss) from futures contracts	582,374

Net change in unrealized appreciation/(depreciation) on investments	2,305,649

Net change in unrealized appreciation/(depreciation) on futures contracts	227,529

Net Gain on Investments and Derivative Contracts	16,003,216

Net Increase in Net Assets Resulting from Operations	$23,146,812

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$7,143,596	$9,001,872

Net realized gain/(loss) from Investments and Derivative Contracts	13,470,038	9,612,809

Net change in unrealized appreciation/(depreciation) on Investments and Derivative Contracts	2,533,178	10,262,283

Net Increase in Net Assets Resulting from Operations	23,146,812	28,876,964

Capital Share Transactions

Proceeds from sales of shares	45,173,790	23,766,078

Cost of shares redeemed	(76,542,408)	(57,663,884)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(31,368,618)	(33,897,806)

Net Decrease in Net Assets	(8,221,806)	(5,020,842)

Net Assets

Beginning of year	350,048,722	355,069,564

End of year	$341,826,916	$350,048,722

Other Information:

Shares

Sold	3,984,222	2,270,849

Redeemed	(6,953,712)	(5,493,029)

Net Decrease	(2,969,490)	(3,222,180)

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$10.78	$0.24	$0.56	$0.80	$11.58	7.42%

Year Ended 12/31/19	9.95	0.26	0.57	0.83	10.78	8.34%

Year Ended 12/31/18	10.08	0.26	(0.39)	(0.13)	9.95	(1.29)%

Year Ended 12/31/17	9.73	0.17	0.18	0.35	10.08	3.60%

Period Ended 12/31/16(4)	10.00	0.04	(0.31)	(0.27)	9.73	(2.70)%	(5)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$341,827	0.80%		0.83%		2.12%		2.09%		183%

350,049	0.79%		0.84%		2.53%		2.48%		211%

355,070	0.79%		0.87%		2.60%		2.52%		543%

23,096	0.81%		1.77%		1.69%		0.73%		409%

24,888	0.81%	(5)	2.54%	(5)	1.18%	(5)	(0.55)%	(5)	107%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

25

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

There were no credit default swaps held as of December 31, 2020.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2020.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are

26

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.81% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to May 1, 2020, the expense limitation was 0.79%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $88,428.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $86,166, expiring on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”).

Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $842,480 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold

27

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

(excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2020, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$243,600,997	$356,572,075
Sales	196,448,181	357,393,810

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2020, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued

28

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The head of the UK Financial Conduct Authority has announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. As a result, it is anticipated that the use of LIBOR will be phased out by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2020 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

29

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$115,501

Liability Derivatives
Futures Contracts[1]	$(238,598)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2020 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$582,374

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$227,529

Average Number of Notional Amounts
Futures Contracts[3]	490

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Recent Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-18”). ASU 2017-08 provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods, and interim periods within those annual periods, that begin after December 15, 2018. As such, the Schedule of Investments and financial statements herein have been updated to conform with ASU 2017-08. The amortized cost was reduced and unrealized appreciation of investments was increased by immaterial amounts, and had no impact on net assets or overall results of operations.

9. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Core Plus Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Plus Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8167

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Integrated Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Integrated Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

FUND COMMENTARY OF COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Integrated Research VIP Fund (the “Fund”) returned 19.22% for the 12 months ended December 31, 2020. The Fund’s benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), returned 18.40% over the same period.

•	Positive contributions to the Fund’s performance relative to the Index were led by selection within the consumer discretionary and industrials sectors, while selection within the financials sector and, to a lesser degree, the utilities sector weighed most heavily on performance returns.

Market overview

U.S. equities finished 2020 with a robust gain, although the journey was anything but smooth. After a benign start to the year, the market plunged beginning in mid-February amid mounting concerns about the impact of COVID-19 on the economy. Policymakers reacted quickly and with measures of unprecedented scope, highlighted in March by the U.S. Federal Reserve slashing short-term interest rates to zero and Congress passing a $2 trillion stimulus package. Stocks began to rebound in late March as a result, and the rally more or less continued through year-end with some spikes in volatility on headlines around increasing coronavirus cases and stalled talks on further global stimulus relief.

The growth style outperformed value by a wide margin for the 12 months, largely reflecting outsize gains in mega-cap technology stocks. However, this trend showed signs of easing as the year wound down, as the emergency use authorization of a pair of coronavirus vaccines spurred a rotation into value-oriented sectors and companies. Within the Index, performance was led by the information technology, consumer discretionary and communication services sectors, while energy, real estate and financials were the biggest detractors from performance.

Portfolio Review

Positive contributions to the Fund’s performance were led by selection within the consumer discretionary and industrials sectors, while selection within the financials sector and, to a lesser degree, the utilities sector weighed most heavily on performance. The health care sector overall moderately contributed to performance relative to the Index.

The biggest detractors from the Fund’s performance were largely concentrated among financials. In broad terms, the Fund’s interest rate-sensitive names suffered as the outlook for rate-related income deteriorated while the potential for loan portfolio defaults increased as economic activity slowed.

Outlook

We are encouraged by the potential for a strong economic recovery in 2021 as the COVID-19 vaccine rollout continues. Entering the year, we will be monitoring closely the new administration’s policy direction, the prospects for additional fiscal stimulus, and progress in administering vaccines.

We continue to focus on stock selection as the driver of returns along with portfolio construction. In so doing, we seek a combination of certain characteristics that we believe has the potential to outperform throughout a market cycle. We emphasize companies with strong free cash flow generation, improving revenue and earnings trends, high or rising returns on invested capital, and sound or improving balance sheets.

1

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $12,432,333

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Microsoft Corp.	6.37%
Amazon.com, Inc.	5.47%
Apple, Inc.	5.26%
Alphabet, Inc., Class C	4.89%
Johnson & Johnson	2.41%
The Procter & Gamble Co.	2.22%
Mastercard, Inc., Class A	2.11%
Comcast Corp., Class A	2.11%
Bank of America Corp.	1.87%
The Home Depot, Inc.	1.84%
Total	34.55%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	19.22%	—	—	13.12%
Standard & Poor’s 500® Index		18.40%	—	—	15.74%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Integrated Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any. The Fund replaced its sub-adviser and modified its principal investment strategies as of October 1, 2019. The performance shown in the chart above prior to that date reflects the performance of the Fund’s prior sub-adviser and principal investment strategies.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$ 1,000.00	$ 1,200.60	$ 5.31	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$ 1,020.31	$ 4.88	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 100.2%

Aerospace & Defense – 0.8%

Howmet Aerospace, Inc.	3,568	$101,831

		101,831
Air Freight & Logistics – 1.3%

United Parcel Service, Inc., Class B	988	166,379

		166,379
Airlines – 0.8%

Southwest Airlines Co.	2,132	99,372

		99,372
Automobiles – 0.6%

Tesla, Inc.(1)	98	69,156

		69,156
Banks – 4.1%

Bank of America Corp.	7,671	232,508

Citigroup, Inc.	2,889	178,136

Popular, Inc.	1,660	93,491

		504,135
Biotechnology – 2.0%

AbbVie, Inc.	1,706	182,798

Exact Sciences Corp.(1)	447	59,223

		242,021
Building Products – 2.0%

Masco Corp.	2,140	117,550

Trane Technologies PLC	906	131,515

		249,065
Capital Markets – 5.4%

BlackRock, Inc.	261	188,322

Intercontinental Exchange, Inc.	1,593	183,657

State Street Corp.	1,913	139,228

The Bank of New York Mellon Corp.	3,874	164,413

		675,620
Communications Equipment – 1.7%

Cisco Systems, Inc.	4,759	212,965

		212,965
Electric Utilities – 1.2%

Duke Energy Corp.	1,614	147,778

		147,778
Electronic Equipment, Instruments & Components – 1.2%

TE Connectivity Ltd.	1,266	153,275

		153,275
Entertainment – 1.2%

Electronic Arts, Inc.	1,060	152,216

		152,216
Equity Real Estate Investment – 3.2%

American Homes 4 Rent, Class A REIT	2,938	88,140

American Tower Corp. REIT	752	168,794

Prologis, Inc. REIT	1,448	144,308

		401,242

December 31, 2020	Shares	Value
Food Products – 1.3%

Mondelez International, Inc., Class A	2,838	$165,938

		165,938

Health Care Equipment & Supplies – 3.6%

Baxter International, Inc.	1,919	153,981

Danaher Corp.	451	100,185

Medtronic PLC	1,652	193,515

		447,681
Health Care Providers & Services – 2.1%

Centene Corp.(1)	1,929	115,798

Cigna Corp.	717	149,265

		265,063
Household Products – 2.2%

The Procter & Gamble Co.	1,981	275,636

		275,636
Insurance – 1.4%

The Allstate Corp.	1,515	166,544

		166,544
Interactive Media & Services – 4.9%

Alphabet, Inc., Class C(1)	347	607,902

		607,902
Internet & Direct Marketing Retail – 5.5%

Amazon.com, Inc.(1)	209	680,698

		680,698
IT Services – 5.9%

Fidelity National Information Services, Inc.	1,111	157,162

Fiserv, Inc.(1)	1,295	147,448

International Business Machines Corp.	1,334	167,924

Mastercard, Inc., Class A	735	262,351

		734,885
Life Sciences Tools & Services – 1.1%

IQVIA Holdings, Inc.(1)	786	140,828

		140,828
Media – 3.4%

Comcast Corp., Class A	4,998	261,895

Discovery, Inc., Class A(1)	5,486	165,074

		426,969
Multi-Utilities – 2.2%

Ameren Corp.	1,736	135,512

DTE Energy Co.	1,150	139,622

		275,134
Multiline Retail – 2.8%

Dollar Tree, Inc.(1)	1,320	142,613

Target Corp.	1,121	197,890

		340,503

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2020	Shares	Value
Oil, Gas & Consumable Fuels – 2.1%

Chevron Corp.	2,259	$190,773

EOG Resources, Inc.	1,499	74,755

		265,528
Pharmaceuticals – 4.9%

Bristol Myers Squibb Co.	1,888	117,113

Eli Lilly and Co.	1,136	191,802

Johnson & Johnson	1,908	300,281

		609,196
Road & Rail – 3.8%

Lyft, Inc., Class A(1)	2,585	127,001

Norfolk Southern Corp.	674	160,149

Union Pacific Corp.	903	188,023

		475,173
Semiconductors & Semiconductor Equipment – 5.7%

Applied Materials, Inc.	2,151	185,631

Broadcom, Inc.	445	194,843

NVIDIA Corp.	361	188,514

NXP Semiconductors N.V.	841	133,728

		702,716
Software – 10.5%

Adobe, Inc.(1)	433	216,552

Intuit, Inc.	458	173,971

Microsoft Corp.	3,558	791,370

NortonLifeLock, Inc.	6,148	127,756

		1,309,649

December 31, 2020	Shares	Value
Specialty Retail – 3.1%

The Home Depot, Inc.	861	$228,699

The TJX Cos., Inc.	2,312	157,886

		386,585
Technology Hardware, Storage & Peripherals – 5.3%

Apple, Inc.	4,928	653,896

		653,896
Tobacco – 1.5%

Philip Morris International, Inc.	2,174	179,985

		179,985
Wireless Telecommunication Services – 1.4%

T-Mobile U.S., Inc.(1)	1,260	169,911

		169,911

Total Common Stocks (Cost $9,453,145)		12,455,475

Total Investments – 100.2% (Cost $9,453,145)		12,455,475

Liabilities in excess of other assets – (0.2)%		(23,142)

Total Net Assets – 100.0%		$12,432,333

(1)	Non–income–producing security.

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$12,455,475	$—	$—	$12,455,475
Total	$12,455,475	$—	$—	$12,455,475

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$12,455,475

Cash	59,854

Dividends/interest receivable	13,907

Reimbursement receivable from adviser	9,126

Prepaid expenses	647

Total Assets	12,539,009

Liabilities

Accrued administrative fees	31,955

Accrued audit fees	27,999

Accrued custodian and accounting fees	21,366

Accrued shareholder reports fees	8,011

Accrued transfer agent fees	6,358

Investment advisory fees payable	5,698

Distribution fees payable	2,590

Payable for fund shares redeemed	2,190

Accrued trustees’ and officers’ fees	18

Accrued expenses and other liabilities	491

Total Liabilities	106,676

Total Net Assets	$12,432,333

Net Assets Consist of:

Paid-in capital	$4,587,004

Distributable earnings	7,845,329

Total Net Assets	$12,432,333

Investments, at Cost	$9,453,145

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	728,889

Net Asset Value Per Share	$17.06

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$259,554

Interest	135

Withholding taxes on foreign dividends	(641)

Total Investment Income	259,048

Expenses

Investment advisory fees	61,521

Administrative fees	51,730

Custodian and accounting fees	39,192

Professional fees	30,512

Distribution fees	27,964

Transfer agent fees	12,562

Shareholder reports	4,491

Trustees’ and officers’ fees	3,551

Other expenses	902

Total Expenses	232,425

Less: Fees waived	(125,043)

Total Expenses, Net	107,382

Net Investment Income/(Loss)	151,666

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	547,603

Net change in unrealized appreciation/(depreciation) on investments	1,371,548

Net Gain on Investments	1,919,151

Net Increase in Net Assets Resulting From Operations	$2,070,817

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$151,666	$120,059

Net realized gain/(loss) from investments	547,603	932,990

Net change in unrealized appreciation/(depreciation) on investments	1,371,548	1,577,603

Net Increase in Net Assets Resulting from Operations	2,070,817	2,630,652

Capital Share Transactions

Proceeds from sales of shares	53,166	403,248

Cost of shares redeemed	(1,544,032)	(995,721)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,490,866)	(592,473)

Net Increase in Net Assets	579,951	2,038,179

Net Assets

Beginning of year	11,852,382	9,814,203

End of year	$12,432,333	$11,852,382

Other Information:

Shares

Sold	3,833	32,023

Redeemed	(103,333)	(75,608)

Net Decrease	(99,500)	(43,585)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$14.31	$0.20	(4)	$2.55	$2.75	$17.06	19.22%

Year Ended 12/31/19	11.26	0.14		2.91	3.05	14.31	27.09%

Year Ended 12/31/18	12.28	0.12		(1.14)	(1.02)	11.26	(8.31)%

Year Ended 12/31/17	10.24	0.09		1.95	2.04	12.28	19.92%

Period Ended 12/31/16(5)	10.00	0.03		0.21	0.24	10.24	2.40%	(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$12,432	0.96%		2.08%		1.36%	(4)	0.24%	(4)	61%

11,852	0.96%		2.30%		1.08%		(0.26)%		117%

9,814	0.96%		2.39%		0.93%		(0.50)%		58%

12,171	0.96%		1.91%		0.84%		(0.11)%		80%

14,915	0.96%	(6)	2.65%	(6)	0.92%	(6)	(0.77)%	(6)	15%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.11, the Net Ratio of Net Investment Income to Average Net Assets would have been 0.76%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been (0.36)%.

(5)	Commenced operations on September 1, 2016.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% up to $100 million, 0.50% up to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $125,043.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

the expiration schedule at December 31, 2020 are as follows:

	Potential Recoupment Amounts	Expiration Date
	$162,831	2021
	$149,391	2022
	$125,043	2023

Total Potential Recoupment Amounts	$ 437,265

Park Avenue has entered into a Sub-Advisory Agreement with Columbia Management Investment Advisers LLC (“CMIA”). CMIA is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $27,964 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $6,748,933 and $7,890,364, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Integrated Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Integrated Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015-2020); Member, Board of Governors, University of North Carolina, Chapell Hill (2013-2019); Board Member, Stadion Money Management LLC (investment adviser) (2011-2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

1

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

2	The Trust currently consists of 24 separate Funds.
3	Member of the Audit Committee of the Board.
4

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistance Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

5

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8170

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian International Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL VALUE VIP FUND

FUND COMMENTARY OF LAZARD ASSET MANAGEMENT LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian International Value VIP Fund (the “Fund”) returned 8.31%, outperforming its benchmark, the MSCI® Europe, Australasia and Far East (EAFE®) Index[1] (the “Index”), for the 12 months ended December 31, 2020. The Index returned 7.82% for the year.

•	The Fund’s outperformance relative to the Index was primarily due to stock selection, especially in the communication services, industrials and real estate sectors. Stock selection in Europe and Japan and positioning in emerging markets also contributed to the Fund’s performance relative to the Index. Stock selection in the consumer discretionary, health care and information technology sectors and a lower-than-benchmark weighting in Japan were detractors from the Fund’s performance relative to the Index.

Market Overview

International markets soared in the fourth quarter of 2020 to end a tumultuous year with solid gains. The fourth quarter of 2020 marked the first time since the fourth quarter of 2018 that international stocks outperformed U.S. stocks on a dollar basis. The Standard & Poor’s 500® Index2 rose just 12% in the final quarter of 2020, compared to the 16% and 17% returns for the Index and MSCI® ACWI ex-USA Index,3 respectively.

International stocks were buoyed by strengthening currencies. The U.S. dollar weakened throughout the year, as the U.S. government announced dramatic new spending measures, a large bout of new quantitative easing from the U.S. Federal Reserve (the “Fed”), and various other backstop measures achieved through monetary policy. The total potential stimulus amounted to $4 trillion in fiscal measures and some $6 trillion in liquidity injections from the Fed.

Currency trends benefited international markets in particular, but the emergence of credible COVID-19 vaccines in the fourth quarter of 2020 was a boon to the global economy and a beacon of hope to the entire world for a 2021 recovery. In early November, Pfizer Inc.

(“Pfizer”) announced that the vaccine it created with BioNTech SE showed a 95% efficacy rate in its phase 3 trials. Moderna, Inc. (“Moderna”) followed a few weeks later with similar results. By the end of the fourth quarter, various vaccines were being administered around the world. These included a vaccine developed by AstraZeneca PLC and Oxford University that, unlike the Pfizer and Moderna vaccines, does not require storage at ultra-low temperatures, which makes it easier to transport and administer in places where cold storage is difficult. Chinese and Russian vaccines were also being administered in various emerging market countries.

Meanwhile, two other events that had long weighed on the market’s psyche reached a conclusion. Former Vice President Joseph Biden bested U.S. President Donald Trump in the November U.S. presidential election, which markets viewed as a catalyst to still-greater fiscal spending. In addition, the United Kingdom (UK) and European Union (EU) finally agreed on a Brexit deal on December 24, 2020.

The clearer picture of the future that began to emerge in the fourth quarter of 2020 was a particular benefit to assets that had previously been the worst performers. International value stocks, which are now more cyclically oriented, began to recover in the third quarter and continued in the fourth quarter. The differential between value and growth fell from nearly 1,575 basis points (bps) in favor of growth, nearly three standard deviations from the norm, in the six-month period from January to June 2020 to 200 bps from July to December 2020, more in-line with the recent 155-bp average. While stock selection has long been the driver of the Fund’s relative performance, that is most often the case when significant style influences, such as growth versus value, diminish.

Toward the end of 2019, it became clear to us that the market had become severely unbalanced, with growth outperforming value to a history-making degree — even before the pandemic. As a result, we had begun to find some cheaper relative value investments. These companies had cheaper valuations with superior financial productivity, but also came with a bit more cyclical orientation.

1

The MSCI® EAFE® Index (Europe, Australasia, and Far East) (the “Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

3

The MSCI® ACWI ex-USA Index (the “ACWI Index”) tracks the performance of publicly traded large- and mid-cap stocks of companies in 22 of 23 developed markets and 26 emerging markets. You may not invest in the ACWI Index and, unlike the Fund, the ACWI Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL VALUE VIP FUND

In the first quarter of 2020, the spread of COVID-19 around the world meant the stocks considered to be the safest-which in the new normal meant not only utilities and the like, but stocks that were relatively immune to or even benefitted from lockdowns, such as technology companies that helped people working from home, entertaining themselves, feeding themselves, and so on-prevailed. Some of these technology companies were already expensive and became even more so. While growth stocks continued to outperform in the second quarter of 2020, quality stocks whose businesses were in the eye of the storm began their recovery. In the third quarter of 2020, this dynamic started to change as the recovery began to broaden and investors began to dip back into high quality, cyclical value stocks, where the Fund had exposure from its repositioning at the beginning of the year. The optimism of closure to the COVID-19 era brought on by approval of multiple vaccines fueled a risk-on dynamic of the fourth quarter and led investors to the lowest quality, hardest-hit assets, led by energy and financials. Lower quality securities dominated in the last quarter of the year. That development marked a 180-degree turnaround from where the year began.

Despite the value resurgence in the fourth quarter, 2020 was still a year for growth stocks, and not only in international markets, where the MSCI® EAFE® Growth Index4 led the MSCI® EAFE® Value Index5 by more than 20 percentage points. Emerging markets (EM) was a particularly dramatic case, as growth led value by 26% for the year. Over the past two years, the outperformance of EM growth compared to EM value has neared 50%; however, that dynamic appears to be turning.

Breaking down performance more fully by region, European and British stocks edged out Japanese stocks in the fourth quarter of 2020, but for the whole year, Japan was the better performer. We attribute this strong performance to the fact that Japan handled its outbreak relatively well and never suffered a major COVID-19 health crisis as many of its developed world peers did.

Looking back, the final twist in the 2020 plot was that international stocks, particularly value stocks, as well as currencies, enjoyed a strong rebound. However, we believe plenty of room remains for continued gains for international equities, particularly for strong businesses with attractive valuations.

Portfolio Review

The Fund outperformed the Index during the year, driven by strong stock selection in the communication services, industrials, and real estate sectors. From a regional perspective, stock selection was strong in Europe and in Japan, while positioning in emerging markets was also beneficial. In contrast, stock selection in the consumer discretionary, health care, and information technology sectors detracted from the Fund’s returns relative to the Index, as did the portfolio’s lower-than-benchmark weighting in Japan.

Outlook

The way markets in all regions of the world behave in the first quarter of 2021 and throughout 2021 is likely to depend on how quickly vaccines roll out to the public and how effective they prove to be in fighting the virus. Europe, the United Kingdom, and United States have already pre-ordered millions of doses of the Pfizer and Moderna vaccines and will likely be able to vaccinate many of their people in the first half of the year, getting close to herd immunity, if not achieving it outright. In emerging markets, the picture is a bit more uncertain due to logistical issues and the availability of vaccines. However, we anticipate significant progress in mass inoculation programs by the end of the year in much of the developing world as well.

Meanwhile, world markets will continue to adjust to a new geopolitical climate emanating from the UK and U.S. The UK has not secured a full free trade agreement with the EU, but there will be no tariffs or quotas on goods that pass between the EU and the UK. The deal leaves the UK free to strike free trade agreements on its own, but our UK equities team believes that a treaty with the U.S. has likely fallen down the list of priorities for the incoming Biden Administration. The future of the crucial financial services sector in the UK is also still up in the air as key details are still being worked out between the two sides.

4

MSCI® EAFE® Growth Index (the “Index”) is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

5

MSCI® EAFE® Value Index (the “Index”) is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

GUARDIAN INTERNATIONAL VALUE VIP FUND

In the U.S., we believe that Democratic control of both Congress and the presidency means a high potential for greater spending, perhaps with a focus on green infrastructure. That and the Fed’s commitment to low interest rates for the foreseeable future argues for continued dollar weakness. As for international relations, we anticipate that the U.S. will move to rejoin global alliances such as the World Health Organization and the Paris climate accord, as well as work to restore ties with traditional allies. Most political observers expect President-elect Biden to take a more diplomatic route to

Chinese relations, including partnering with other nations to pressure China, but do not expect major changes from the Trump era on trade policy. We concur with this view.

We continue to believe that finding stocks with strong relative value will continue to help drive long-term performance for international investors. At a time of major transition, we believe that stock-pickers who can find strong businesses that will thrive in a changing world and are available at an attractive price may have their pick of opportunities.

3

GUARDIAN INTERNATIONAL VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $234,233,134

Geographic Region Allocation[1] As of December 31, 2020

Sector Allocation[2] As of December 31, 2020

4

GUARDIAN INTERNATIONAL VALUE VIP FUND

Top Ten Holdings[1] As of December 31, 2020

Holding	Country	% of Total Net Assets
Medtronic PLC	Ireland	2.97%
Novartis AG (Reg S)	Switzerland	2.77%
RELX PLC	United Kingdom	2.75%
Engie S.A.	France	2.73%
Sanofi	France	2.46%
Hitachi Ltd.	Japan	2.36%
Enel S.p.A.	Italy	2.30%
ABB Ltd. (Reg S)	Switzerland	2.26%
Vestas Wind Systems A/S	Denmark	2.20%
Samsung Electronics Co. Ltd.	Republic of Korea	2.06%
Total		24.86%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Value VIP Fund	9/1/2016	8.31%	—	—	6.54%
MSCI® EAFE® Index		7.82%	—	—	8.39%

5

GUARDIAN INTERNATIONAL VALUE VIP FUND

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Value VIP Fund and the MSCI® EAFE® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,236.80	$5.74	1.02%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.18	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 97.5%

Canada – 3.3%

Canadian National Railway Co.	26,000	$2,858,386

Suncor Energy, Inc.	156,231	2,620,420

TMX Group Ltd.	23,503	2,347,530

		7,826,336
Cayman Islands – 3.0%

Autohome, Inc., ADR	23,455	2,336,587

ENN Energy Holdings Ltd.	144,000	2,113,625

ESR Cayman Ltd.(1)(2)	701,200	2,520,145

		6,970,357
China – 1.6%

Ping An Insurance Group Co. of China Ltd., Class H	297,500	3,654,204

		3,654,204
Denmark – 3.7%

Carlsberg A/S, Class B	22,442	3,597,860

Vestas Wind Systems A/S	21,821	5,164,458

		8,762,318
Finland – 2.3%

Nordea Bank Abp(2)	315,107	2,573,043

Sampo OYJ, Class A	63,589	2,696,771

		5,269,814
France – 15.9%

Air Liquide S.A.	25,821	4,237,967

Alstom S.A.(2)	73,612	4,174,456

BNP Paribas S.A.(2)	37,739	1,990,514

Engie S.A.(2)	418,221	6,403,483

Pernod Ricard S.A.	16,330	3,130,269

Safran S.A.(2)	33,738	4,784,738

Sanofi	59,530	5,751,821

Vinci S.A.	23,000	2,288,532

Vivendi S.A.	142,340	4,590,265

		37,352,045
Germany – 6.9%

Continental AG	18,655	2,764,279

Fresenius Medical Care AG & Co. KGaA	29,108	2,427,867

Infineon Technologies AG	72,905	2,797,851

Merck KGaA	19,401	3,325,593

ProSiebenSat.1 Media SE(2)	128,384	2,157,776

Vonovia SE	37,912	2,764,619

		16,237,985
Ireland – 5.9%

Aon PLC, Class A	19,952	4,215,259

Medtronic PLC	59,339	6,950,970

Ryanair Holdings PLC, ADR(2)	23,818	2,619,504

		13,785,733
Israel – 1.0%

Bank Leumi Le-Israel BM	408,344	2,410,239

		2,410,239

December 31, 2020	Shares	Value
Italy – 2.3%

Enel S.p.A.	533,340	$5,385,862

		5,385,862
Japan – 15.9%

Daiwa House Industry Co. Ltd.	119,112	3,555,453

Fujitsu Ltd.	20,037	2,900,620

Hitachi Ltd.	140,000	5,524,318

Kao Corp.	20,230	1,564,080

Makita Corp.	71,900	3,609,254

Nexon Co. Ltd.	131,263	4,042,630

Nintendo Co. Ltd.	7,200	4,594,962

Ryohin Keikaku Co. Ltd.	97,300	1,987,778

Sumitomo Mitsui Financial Group, Inc.	92,200	2,852,954

Suzuki Motor Corp.	57,100	2,650,972

Yamaha Corp.	40,500	2,387,346

Z Holdings Corp.	273,318	1,657,713

		37,328,080
Luxembourg – 1.2%

ArcelorMittal S.A.(2)	120,788	2,771,910

		2,771,910
Mexico – 0.7%

Arca Continental S.A.B. de C.V.	339,000	1,621,108

		1,621,108
Netherlands – 4.9%

Akzo Nobel N.V.	20,122	2,161,491

JDE Peet’s N.V.(2)	39,334	1,773,130

Koninklijke DSM N.V.	27,801	4,789,167

Wolters Kluwer N.V.	32,867	2,774,074

		11,497,862
Norway – 2.3%

Equinor ASA	138,704	2,301,463

Telenor ASA	178,576	3,024,306

		5,325,769
Portugal – 1.5%

EDP – Energias de Portugal S.A.	454,538	2,864,256

Galp Energia SGPS S.A.	66,671	713,187

		3,577,443
Republic of Korea – 2.1%

Samsung Electronics Co. Ltd.	64,591	4,827,365

		4,827,365
Singapore – 1.1%

DBS Group Holdings Ltd.	132,980	2,515,301

		2,515,301
Spain – 1.3%

Banco Santander S.A.(2)	979,252	3,040,459

		3,040,459
Sweden – 2.2%

Hexagon AB, Class B	22,138	2,015,963

Sandvik AB(2)	126,355	3,088,655

		5,104,618

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2020	Shares	Value
Switzerland – 5.8%

ABB Ltd. (Reg S)	189,575	$5,302,667

Flughafen Zurich AG (Reg S)(2)	10,531	1,862,733

Novartis AG (Reg S)	68,805	6,498,687

		13,664,087
United Kingdom – 12.6%

3i Group PLC	119,890	1,915,419

BHP Group PLC	121,997	3,215,087

Ferguson PLC	29,740	3,616,711

Informa PLC(2)	273,299	2,053,710

Prudential PLC	189,606	3,499,792

RELX PLC	261,497	6,432,021

Tesco PLC	1,434,093	4,527,655

Unilever PLC	70,505	4,244,217

		29,504,612

Total Common Stocks (Cost $189,527,017)		228,433,507
Preferred Stocks – 1.7%

Germany – 1.7%

Volkswagen AG, 3.00%	21,670	4,037,343

Total Preferred Stocks (Cost $3,650,074)		4,037,343

December 31, 2020	Principal Amount	Value
Short-Term Investment – 0.8%

Repurchase Agreements – 0.8%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $1,745,707, due 1/4/2021(3)	$1,745,707	$1,745,707

Total Repurchase Agreements (Cost $1,745,707)		1,745,707

Total Investments – 100.0% (Cost $194,922,798)		234,216,557

Assets in excess of other liabilities – 0.0%		16,577

Total Net Assets – 100.0%		$234,233,134

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2020, the aggregate market value of these securities amounted to $2,520,145, representing 1.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Non–income–producing security.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$1,780,700	$1,780,700

Legend:

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Canada	$7,826,336	$—		$—	$7,826,336
Cayman Islands	2,336,587	4,633,770	*	—	6,970,357
China	—	3,654,204	*	—	3,654,204
Denmark	—	8,762,318	*	—	8,762,318
Finland	—	5,269,814	*	—	5,269,814
France	—	37,352,045	*	—	37,352,045
Germany	—	16,237,985	*	—	16,237,985
Ireland	13,785,733	—		—	13,785,733
Israel	—	2,410,239	*	—	2,410,239
Italy	—	5,385,862	*	—	5,385,862
Japan	—	37,328,080	*	—	37,328,080
Luxembourg	—	2,771,910	*	—	2,771,910
Mexico	1,621,108	—		—	1,621,108
Netherlands	—	11,497,862	*	—	11,497,862
Norway	—	5,325,769	*	—	5,325,769
Portugal	—	3,577,443	*	—	3,577,443
Republic of Korea	—	4,827,365	*	—	4,827,365
Singapore	—	2,515,301	*	—	2,515,301
Spain	—	3,040,459	*	—	3,040,459
Sweden	—	5,104,618	*	—	5,104,618
Switzerland	—	13,664,087	*	—	13,664,087
United Kingdom	—	29,504,612	*	—	29,504,612
Preferred Stocks
Germany	—	4,037,343	*	—	4,037,343
Repurchase Agreements	—	1,745,707		—	1,745,707
Total	$25,569,764	$208,646,793		$—	$234,216,557

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$234,216,557

Foreign currency, at value	181

Foreign tax reclaims receivable	326,538

Dividends/interest receivable	88,283

Reimbursement receivable from adviser	25,143

Prepaid expenses	11,942

Total Assets	234,668,644

Liabilities

Investment advisory fees payable	150,796

Payable for fund shares redeemed	95,447

Distribution fees payable	48,854

Accrued custodian and accounting fees	44,575

Accrued audit fees	30,000

Accrued expenses and other liabilities	65,838

Total Liabilities	435,510

Total Net Assets	$234,233,134

Net Assets Consist of:

Paid-in capital	$203,521,764

Distributable earnings	30,711,370

Total Net Assets	$234,233,134

Investments, at Cost	$194,922,798

Foreign Currency, at Cost	$180

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	17,802,298

Net Asset Value Per Share	$13.16

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$4,682,701

Interest	594

Withholding taxes on foreign dividends	(513,858)

Total Investment Income	4,169,437

Expenses

Investment advisory fees	1,590,603

Distribution fees	513,534

Custodian and accounting fees	79,806

Professional fees	75,143

Trustees’ and officers’ fees	64,908

Administrative fees	51,730

Transfer agent fees	17,735

Shareholder reports	16,711

Other expenses	15,714

Total Expenses	2,425,884

Less: Fees waived	(381,954)

Total Expenses, Net	2,043,930

Net Investment Income/(Loss)	2,125,507

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(6,274,225)

Net realized gain/(loss) from foreign currency transactions	(11,220)

Net change in unrealized appreciation/(depreciation) on investments	24,300,981

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	29,216

Net Gain on Investments and Foreign Currency Transactions	18,044,752

Net Increase in Net Assets Resulting From Operations	$20,170,259

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$2,125,507	$4,404,550

Net realized gain/(loss) from investments and foreign currency transactions	(6,285,445)	(4,747,087)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	24,330,197	42,865,004

Net Increase in Net Assets Resulting from Operations	20,170,259	42,522,467

Capital Share Transactions

Proceeds from sales of shares	18,116,243	5,539,328

Cost of shares redeemed	(25,042,316)	(35,254,386)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,926,073)	(29,715,058)

Net Increase in Net Assets	13,244,186	12,807,409

Net Assets

Beginning of year	220,988,948	208,181,539

End of year	$234,233,134	$220,988,948

Other Information:

Shares

Sold	1,822,460	507,283

Redeemed	(2,209,438)	(3,110,014)

Net Decrease	(386,978)	(2,602,731)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$12.15	$0.12	$0.89	$1.01	$13.16	8.31%

Year Ended 12/31/19	10.01	0.22	1.92	2.14	12.15	21.38%

Year Ended 12/31/18	11.80	0.20	(1.99)	(1.79)	10.01	(15.17)%

Year Ended 12/31/17	9.63	0.15	2.02	2.17	11.80	22.53%

Period Ended 12/31/16(4)	10.00	0.01	(0.38)	(0.37)	9.63	(3.70)%	(5)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$234,233	1.00%		1.18%		1.03%		0.85%		38%

220,989	0.94%		1.20%		1.99%		1.73%		32%

208,182	0.94%		1.23%		1.79%		1.50%		74%

11,133	1.11%		2.39%		1.40%		0.12%		61%

14,100	1.11%	(5)	3.11%	(5)	0.42%	(5)	(1.58)%	(5)	8%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.02% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to May 1, 2020, the expense limitation was 0.94%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $381,954.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $58,226, expiring on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”). Lazard is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $513,534 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $76,385,697 and $78,882,330, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8172

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian International Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

FUND COMMENTARY BY J.P. MORGAN INVESTMENT MANAGEMENT INC., SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned 28.16%, outperforming its benchmark, the MSCI® EAFE® Index (Europe, Australasia, and Far East)[1] (the “Index”), for the 12 months ended December 31, 2020. The Fund’s outperformance relative to the Index was primarily due to security selection, especially in the communication services and information technology sectors. Stock selection in the industrials sector and an underweight exposure to the materials sector detracted from the Fund’s relative performance.

•	The Index returned 18.29% for 2020. This performance was contributed to by the utilities, communication services and information technology sectors.

Market Overview

Global equity markets rallied in 2020, with the MSCI® World Index2 rising 13.5% in local currency terms. Stocks rebounded from a severe shock in first quarter of 2020 as the growth in infection rates of COVID-19 in several regions started to fall and as strong stimulus measures by governments came into effect. Optimism over Joe Biden’s victory in the U.S. presidential election, the news of additional fiscal stimulus measures from the U.S. government and an agreement over the Brexit deal also uplifted sentiment. However, as a new and ostensibly more contagious strain of COVID-19 ignited fears of further travel restrictions and lockdowns, markets pared some of the gains.

The economic picture deteriorated sharply beyond most investors’ expectations over February and March, as governments began to take extraordinary measures to contain the COVID-19 pandemic. With recovery in the second half of 2020 in the Eurozone, business activity has shown resiliency with stronger manufacturing output growth that helped to counter the weakness in service sector activity. Additionally, the European Union (EU) recovery fund of EUR 1.8 trillion was agreed to by EU leaders, with the money expected to be available in the middle of 2021. After months of negotiations, the United Kingdom (UK) and the EU finally agreed on a free trade Brexit deal to define their future relationship.

In the U.S., Joe Biden won the race to be the next president and the Democrats retained control of the House of Representatives. The Standard & Poor’s 500® Index3 scaled to record highs, supported by the encouraging positive trial results of COVID-19 vaccines from major pharmaceutical companies and President Donald Trump’s signing of the long-awaited bill to inject $900 billion of stimulus, which included renewing direct payments to households and more generous unemployment benefits.

Portfolio Review

Stock selection in the communication services and information technology sectors had a positive impact on the Fund’s performance relative to the Index. On the downside, stock selection in the industrials sector and an underweight exposure to the materials sector had a negative impact on the Fund’s performance relative to the Index. At the regional level, stock selection in continental Europe and the Pacific Rim contributed to the Fund’s relative returns, while stock selection in the UK was a sole detractor from the Fund’s relative performance.

Outlook

Even as the pandemic appeared to be worsening in the U.S. and in Europe, policy makers have worked hard to build a bridge over troubled waters, with stimulus programs helping uplift consumer and business confidence and market valuations. Given the dearth of competing opportunities with persistently low interest rates, we believe that equities continue to be a preferred asset class. However, with rich valuations, we also believe that an active and discerning approach to stock investing remains paramount from here. News of the emergence of the new potentially more contagious mutation of SARS-CoV-2 remains an important development to watch.

1

The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The MSCI® World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

3

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

While economic growth in the first half of 2021 will likely continue to be impeded by the pandemic, as vaccines are rolled out globally and pent-up demand is unleashed, we believe that the second half of 2021 should see significant upside in consumption. Accordingly, we anticipate earnings for global corporations rebounding over this year to nearly pre-pandemic levels. Though every crisis is different, looking out into the next five years, we expect earnings growth to be substantial, front-loaded and not very dissimilar to the rebound from the global financial crisis. We believe that cyclically geared markets, sectors and companies, which have been in the eye of the storm, are likely to benefit, but we believe it is crucial to differentiate cyclical from structural headwinds and tailwinds as the recovery takes shape. While several expectations are priced in, historical experience shows that the potential for growth from a rebounding economy can often be underestimated.

In the U.S., we believe it is likely that the incoming administration will look to normalize trade relations, benefitting global equities, and focus more on adoption of renewable energy and clean technology. While the balance of power in the senate is being decided at the time of writing, we believe the probability of higher spending matched with higher taxes and regulations is rising.

The sharp rebound in corporate earnings, balance sheets, employment, and consumption is not without a cost. While we believe that bond markets have absorbed the surging public and private debt, over the next few years bond yields and inflation will be key parameters to watch. However, we also believe that over the short to medium term, public debt is likely to persist at historically high levels with yields at historically low levels.

With valuation spreads persistently elevated relative to their long-term history, we continue to believe that there are fertile opportunities for stock pickers to add value.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $146,998,113

Geographic Region Allocation[1] As of December 31, 2020

Sector Allocation[2] As of December 31, 2020

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[1] As of December 31, 2020

Holding	Country	% of Total Net Assets
Nestle S.A. (Reg S)	Switzerland	5.22%
ASML Holding N.V.	Netherlands	4.15%
Roche Holding AG	Switzerland	4.08%
LVMH Moet Hennessy Louis Vuitton SE	France	3.52%
AIA Group Ltd.	Hong Kong	2.95%
Novo Nordisk A/S, Class B	Denmark	2.79%
Sony Corp.	Japan	2.72%
Keyence Corp.	Japan	2.72%
Diageo PLC	United Kingdom	2.51%
Hong Kong Exchanges & Clearing Ltd.	Hong Kong	2.45%
Total		33.11%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

4

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	28.16%	—	—	13.54%
MSCI® EAFE® Growth Index		18.29%	—	—	11.80%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Growth VIP Fund and the MSCI® EAFE® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,243.00	$6.65	1.18%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.99	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 97.8%

Australia – 3.4%

CSL Ltd.	16,357	$3,574,128

IDP Education Ltd.	91,770	1,405,774

		4,979,902
Cayman Islands – 5.1%

Alibaba Group Holding Ltd.(1)	58,068	1,696,609

Budweiser Brewing Co. APAC Ltd.(2)	433,500	1,433,059

Sea Ltd., ADR(1)	12,379	2,464,040

Tencent Holdings Ltd.	26,200	1,914,362

		7,508,070
China – 1.1%

Ping An Insurance Group Co. of China Ltd., Class H	136,500	1,676,635

		1,676,635
Denmark – 5.9%

Genmab A/S(1)	4,611	1,865,065

Novo Nordisk A/S, Class B	58,693	4,105,310

Orsted A/S(2)	13,069	2,672,934

		8,643,309
Finland – 1.3%

Kone OYJ, Class B	24,372	1,977,779

		1,977,779
France – 7.5%

L’Oreal S.A.	9,302	3,534,355

LVMH Moet Hennessy Louis Vuitton SE	8,288	5,178,597

Safran S.A.(1)	16,409	2,327,132

		11,040,084
Germany – 9.8%

adidas AG(1)	8,760	3,188,906

Beiersdorf AG	15,948	1,838,691

Delivery Hero SE(1)(2)	20,534	3,187,090

Symrise AG	14,210	1,879,454

Vonovia SE	25,625	1,868,626

Zalando SE(1)(2)	21,682	2,415,797

		14,378,564
Hong Kong – 5.4%

AIA Group Ltd.	351,600	4,330,892

Hong Kong Exchanges & Clearing Ltd.	65,400	3,597,024

		7,927,916
India – 1.3%

HDFC Bank Ltd., ADR(1)	25,724	1,858,816

		1,858,816
Ireland – 1.5%

Linde PLC	8,186	2,125,935

		2,125,935

December 31, 2020	Shares	Value
Japan – 16.2%

Daikin Industries Ltd.	14,000	$3,118,035

Hoya Corp.	22,800	3,151,622

Kao Corp.	33,000	2,551,392

Keyence Corp.	7,100	3,995,754

Shimano, Inc.	8,500	1,985,070

SMC Corp.	4,400	2,687,179

Sony Corp.	39,800	4,001,638

Sysmex Corp.	19,300	2,321,102

		23,811,792
Luxembourg – 1.2%

Spotify Technology S.A.(1)	5,715	1,798,282

		1,798,282
Netherlands – 7.3%

Adyen N.V.(1)(2)	1,201	2,794,617

Argenx SE(1)	6,319	1,862,692

ASML Holding N.V.	12,628	6,102,632

		10,759,941
Spain – 1.1%

Cellnex Telecom S.A.(2)	27,697	1,662,768

		1,662,768
Sweden – 3.1%

Assa Abloy AB, Class B	80,406	1,977,701

Atlas Copco AB, Class A	51,297	2,623,367

		4,601,068
Switzerland – 13.6%

Lonza Group AG (Reg S)	4,563	2,930,657

Nestle S.A. (Reg S)	65,130	7,667,682

Partners Group Holding AG	1,635	1,909,830

Roche Holding AG	17,194	5,999,122

Straumann Holding AG (Reg S)	1,211	1,410,364

		19,917,655
Taiwan – 2.0%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	26,681	2,909,296

		2,909,296
United Kingdom – 11.0%

Diageo PLC	93,579	3,698,345

InterContinental Hotels Group PLC(1)	33,958	2,205,997

Intertek Group PLC	26,480	2,046,299

London Stock Exchange Group PLC	24,383	3,005,568

Reckitt Benckiser Group PLC	24,636	2,203,338

RELX PLC	122,465	3,010,631

		16,170,178

Total Common Stocks (Cost $92,087,131)		143,747,990

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2020	Shares	Value
Preferred Stocks – 0.9%

Germany – 0.9%

Sartorius AG, 0.35%	2,994	$1,254,908

Total Preferred Stocks (Cost $929,025)		1,254,908

	Principal Amount	Value
Short–Term Investment – 0.7%

Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $1,099,971, due 1/4/2021(3)	$1,099,971	1,099,971

Total Repurchase Agreements (Cost $1,099,971)		1,099,971

Total Investments – 99.4% (Cost $94,116,127)		146,102,869

Assets in excess of other liabilities – 0.6%		895,244

Total Net Assets – 100.0%		$146,998,113

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2020, the aggregate market value of these securities amounted to $14,166,265, representing 9.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$1,122,000	$1,122,000

Legend:

ADR — American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$4,979,902	*	$—	$4,979,902
Cayman Islands	2,464,040	5,044,030	*	—	7,508,070
China	—	1,676,635	*	—	1,676,635
Denmark	—	8,643,309	*	—	8,643,309
Finland	—	1,977,779	*	—	1,977,779
France	—	11,040,084	*	—	11,040,084
Germany	—	14,378,564	*	—	14,378,564
Hong Kong	—	7,927,916	*	—	7,927,916
India	1,858,816	—		—	1,858,816
Ireland	—	2,125,935	*	—	2,125,935
Japan	—	23,811,792	*	—	23,811,792
Luxembourg	1,798,282	—		—	1,798,282
Netherlands	—	10,759,941	*	—	10,759,941
Spain	—	1,662,768	*	—	1,662,768
Sweden	—	4,601,068	*	—	4,601,068
Switzerland	—	19,917,655	*	—	19,917,655
Taiwan	2,909,296	—		—	2,909,296
United Kingdom	—	16,170,178	*	—	16,170,178
Preferred Stocks
Germany	—	1,254,908	*	—	1,254,908
Repurchase Agreements	—	1,099,971		—	1,099,971
Total	$9,030,434	$137,072,435		$—	$146,102,869

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$146,102,869

Foreign currency, at value	217,628

Receivable for investments sold	546,506

Foreign tax reclaims receivable	378,580

Dividends/interest receivable	36,027

Reimbursement receivable from adviser	4,597

Prepaid expenses	7,985

Total Assets	147,294,192

Liabilities

Investment advisory fees payable	95,685

Accrued custodian and accounting fees	47,695

Payable for fund shares redeemed	39,124

Distribution fees payable	30,483

Accrued audit fees	30,001

Accrued trustees’ and officers’ fees	557

Accrued expenses and other liabilities	52,534

Total Liabilities	296,079

Total Net Assets	$146,998,113

Net Assets Consist of:

Paid-in capital	$96,503,424

Distributable earnings	50,494,689

Total Net Assets	$146,998,113

Investments, at Cost	$94,116,127

Foreign Currency, at Cost	$217,789

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	8,476,475

Net Asset Value Per Share	$17.34

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$1,809,379

Interest	48

Withholding taxes on foreign dividends	(190,234)

Total Investment Income	1,619,193

Expenses

Investment advisory fees	1,082,536

Distribution fees	344,179

Custodian and accounting fees	88,685

Professional fees	61,412

Administrative fees	51,730

Trustees’ and officers’ fees	44,198

Transfer agent fees	15,328

Shareholder reports	14,837

Other expenses	7,629

Total Expenses	1,710,534

Less: Fees waived	(86,010)

Total Expenses, Net	1,624,524

Net Investment Income/(Loss)	(5,331)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	7,690,525

Net realized gain/(loss) from foreign currency transactions	48,136

Net change in unrealized appreciation/(depreciation) on investments	26,997,151

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	33,048

Net Gain on Investments and Foreign Currency Transactions	34,768,860

Net Increase in Net Assets Resulting From Operations	$34,763,529

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$(5,331)	$792,612

Net realized gain/(loss) from investments and foreign currency transaction	7,738,661	(3,725,319)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	27,030,199	42,752,600

Net Increase in Net Assets Resulting from Operations	34,763,529	39,819,893

Capital Share Transactions

Proceeds from sales of shares	808,832	3,516,589

Cost of shares redeemed	(35,129,005)	(27,918,350)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(34,320,173)	(24,401,761)

Net Increase in Net Assets	443,356	15,418,132

Net Assets

Beginning of year	146,554,757	131,136,625

End of year	$146,998,113	$146,554,757

Other Information:

Shares

Sold	54,586	311,020

Redeemed	(2,410,177)	(2,289,980)

Net Decrease	(2,355,591)	(1,978,960)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$13.53	$(0.00	)(4)	$3.81	$3.81	$17.34	28.16%

Year Ended 12/31/19	10.24	0.07		3.22	3.29	13.53	32.13%

Year Ended 12/31/18	12.61	0.12		(2.49)	(2.37)	10.24	(18.79)%

Year Ended 12/31/17	9.62	0.09		2.90	2.99	12.61	31.08%

Period Ended 12/31/16(6)	10.00	(0.00	)(4)	(0.38)	(0.38)	9.62	(3.80)%	(7)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$146,998	1.18%		1.24%		(0.00)%	(5)	(0.06)%		25%

146,555	1.18%		1.26%		0.56%		0.48%		25%

131,137	1.18%		1.32%		1.07%		0.93%		61%

10,636	1.22%		2.49%		0.79%		(0.48)%		32%

10,980	1.22%	(7)	3.20%	(7)	(0.06)%	(7)	(2.04)%	(7)	8%	(7)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $(0.00) per share.

(5)	Rounds to (0.00)%.

(6)	Commenced operations on September 1, 2016.

(7)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.18% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $86,010.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $48,645, expiring on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $344,179 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $34,589,520 and $69,168,574, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at
http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at
https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8171

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Mid Cap Traditional Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Traditional Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

FUND COMMENTARY OF JANUS CAPITAL MANAGEMENT LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	The Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned 19.15% for the twelve months ended December 31, 2020, underperforming the Russell Midcap® Growth Index[1] (the “Index”), its benchmark.

•	The Index returned 35.59% for the same period, led by stocks in the communication services and information technology sectors. Stocks in the energy, consumer staples and materials sectors had the weakest performance for the Index.

Market Overview

Mid-cap stocks ended the year with strong gains despite volatility sparked by the COVID-19 pandemic and resulting economic downturn. Throughout this volatile period, a narrow group of high-growth, high-valuation stocks led the mid-cap market. In our view a number of factors contributed to this narrow outperformance, including low interest rates. Heightened uncertainty around COVID-19 has also made investors willing to pay high prices for any stocks they view as either insulated or benefiting from disruptions to the physical economy due to their virtual or digital business models. The market broadened somewhat in the fourth quarter of 2020 as the development of COVID-19 vaccines led investors to look ahead to potential economic normalization in 2021.

Portfolio Review

Stock selection in the information technology and health care sectors detracted from the Fund’s performance relative to the Index. An underweight to and stock selection in the consumer discretionary sector contributed positively to the Fund’s performance relative to the Index. A lack of exposure to the consumer staples sector also contributed positively to the Fund’s relative performance.

Outlook

As we look ahead to 2021, we believe the rollout of COVID-19 vaccines and the normalization of the U.S. economy could lead to renewed appreciation for the moderately priced, sustainable growth companies in which the Fund seeks to invest. At the same time, we recognize that recent market imbalances may persist in the short term, especially as it may take time for people to return to pre-pandemic behavior even after a vaccine is widely available. We also remain concerned about pockets of the market where we believe recent valuation gains have been driven more by speculation than by fundamentals. While a few of these stocks may warrant such prices, we believe it is optimistic to expect most to deliver the sustained rapid earnings growth needed to justify such valuations, especially considering historic growth rates. For this reason, we have remained disciplined in our approach to valuation, even as we have continued to focus on companies we believe can deliver sustained growth over a three- to five-year period. These include companies with durable competitive advantages and large addressable markets with higher barriers to entry, which we believe will enable such companies to raise prices if higher inflation accompanies an economic rebound. We also believe the recent period has led to new innovations, especially in the digital economy. We remain on the lookout for opportunities to capitalize on these changes by investing in reasonably valued companies we believe are positioned for strong relative growth over longer time horizons.

1

The Russell Midcap® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $130,557,573

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Nice Ltd., ADR	2.84%
SS&C Technologies Holdings, Inc.	2.64%
Microchip Technology, Inc.	2.62%
TE Connectivity Ltd.	2.46%
Sensata Technologies Holding PLC	2.44%
WEX, Inc.	2.40%
KLA Corp.	2.36%
Broadridge Financial Solutions, Inc.	2.35%
LPL Financial Holdings, Inc.	2.22%
Aon PLC, Class A	2.19%
Total	24.52%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	19.15%	—	—	17.22%
Russell Midcap® Growth Index		35.59%	—	—	19.91%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Traditional Growth VIP Fund and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,297.90	$6.35	1.10%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 98.6%

Aerospace & Defense – 2.6%

L3Harris Technologies, Inc.	8,452	$1,597,597

Teledyne Technologies, Inc.(1)	4,492	1,760,774

		3,358,371

Airlines – 1.1%

Ryanair Holdings PLC, ADR(1)	12,514	1,376,290

		1,376,290

Auto Components – 0.7%

Visteon Corp.(1)	7,095	890,564

		890,564

Banks – 1.0%

SVB Financial Group(1)	3,211	1,245,322

		1,245,322

Biotechnology – 2.5%

Abcam PLC, ADR(1)	16,315	351,588

Ascendis Pharma A/S, ADR(1)	3,166	528,026

BioMarin Pharmaceutical, Inc.(1)	8,897	780,178

Neurocrine Biosciences, Inc.(1)	8,191	785,107

Sarepta Therapeutics, Inc.(1)	4,508	768,569

		3,213,468

Capital Markets – 4.3%

Cboe Global Markets, Inc.	8,327	775,410

LPL Financial Holdings, Inc.	27,871	2,904,716

MSCI, Inc.	2,194	979,687

The Charles Schwab Corp.	18,233	967,078

		5,626,891

Commercial Services & Supplies – 2.7%

Cimpress PLC(1)	12,372	1,085,519

Ritchie Bros Auctioneers, Inc.	35,840	2,492,672

		3,578,191

Containers & Packaging – 1.5%

Sealed Air Corp.	42,633	1,952,165

		1,952,165

Diversified Consumer Services – 1.7%

frontdoor, Inc.(1)	14,320	719,007

Terminix Global Holdings, Inc.(1)	28,065	1,431,596

		2,150,603

Electric Utilities – 1.2%

Alliant Energy Corp.	30,665	1,580,167

		1,580,167

Electrical Equipment – 2.4%

Sensata Technologies Holding PLC(1)	60,428	3,186,973

		3,186,973

Electronic Equipment, Instruments & Components – 6.3%

Dolby Laboratories, Inc., Class A	15,488	1,504,349

Flex Ltd.(1)	105,355	1,894,283

National Instruments Corp.	35,386	1,554,861

December 31, 2020	Shares	Value
Electronic Equipment, Instruments & Components (continued)

TE Connectivity Ltd.	26,494	$3,207,629

		8,161,122

Entertainment – 0.5%

Liberty Media Corp-Liberty Formula One, Class C(1)	16,353	696,638

		696,638

Equity Real Estate Investment – 2.7%

Crown Castle International Corp. REIT	5,728	911,840

Lamar Advertising Co., Class A REIT	31,753	2,642,485

		3,554,325

Health Care Equipment & Supplies – 7.2%

Boston Scientific Corp.(1)	59,090	2,124,286

Dentsply Sirona, Inc.	20,442	1,070,343

ICU Medical, Inc.(1)	5,698	1,222,164

STERIS PLC	762	144,429

Teleflex, Inc.	3,080	1,267,636

The Cooper Cos., Inc.	6,970	2,532,340

Varian Medical Systems, Inc.(1)	5,921	1,036,234

		9,397,432

Hotels, Restaurants & Leisure – 0.9%

Airbnb, Inc., Class A(1)	1,019	149,589

Aramark	27,953	1,075,632

		1,225,221

Insurance – 5.7%

Aon PLC, Class A	13,509	2,854,047

Intact Financial Corp. (Canada)	19,160	2,268,674

Willis Towers Watson PLC	1,291	271,988

WR Berkley Corp.	31,489	2,091,499

		7,486,208

Internet & Direct Marketing Retail – 0.8%

DoorDash, Inc., Class A(1)	842	120,195

Wayfair, Inc., Class A(1)	4,338	979,564

		1,099,759

IT Services – 13.1%

Amdocs Ltd.	28,285	2,006,255

Broadridge Financial Solutions, Inc.	20,036	3,069,515

Edenred (France)	18,976	1,076,685

Euronet Worldwide, Inc.(1)	5,126	742,860

Fidelity National Information Services, Inc.	14,492	2,050,038

Global Payments, Inc.	11,304	2,435,108

GoDaddy, Inc., Class A(1)	30,452	2,525,993

WEX, Inc.(1)	15,403	3,134,973

		17,041,427

Life Sciences Tools & Services – 4.1%

Illumina, Inc.(1)	2,305	852,850

PerkinElmer, Inc.	12,033	1,726,735

PRA Health Sciences, Inc.(1)	10,347	1,297,928

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2020	Shares	Value
Life Sciences Tools & Services (continued)

Waters Corp.(1)	5,964	$1,475,613

		5,353,126

Machinery – 3.4%

Ingersoll Rand, Inc.(1)	31,816	1,449,537

Rexnord Corp.	28,911	1,141,695

The Middleby Corp.(1)	5,866	756,245

Westinghouse Air Brake Technologies Corp.	15,184	1,111,469

		4,458,946

Pharmaceuticals – 3.8%

Bristol Myers Squibb Co.	9,344	579,608

Catalent, Inc.(1)	24,866	2,587,805

Elanco Animal Health, Inc.(1)	33,067	1,014,165

Royalty Pharma PLC, Class A	15,973	799,449

		4,981,027

Professional Services – 2.6%

CoStar Group, Inc.(1)	1,408	1,301,386

IHS Markit Ltd.	9,149	821,855

Verisk Analytics, Inc.	6,312	1,310,308

		3,433,549

Road & Rail – 1.0%

JB Hunt Transport Services, Inc.	9,049	1,236,546

		1,236,546

Semiconductors & Semiconductor Equipment – 9.3%

KLA Corp.	11,888	3,077,922

Lam Research Corp.	5,413	2,556,398

Microchip Technology, Inc.	24,815	3,427,200

NXP Semiconductors N.V.	5,033	800,297

ON Semiconductor Corp.(1)	55,330	1,810,951

Xilinx, Inc.	3,604	510,939

		12,183,707

Software – 11.4%

Atlassian Corp. PLC, Class A(1)	9,632	2,252,636

Bill.com Holdings, Inc.(1)	1,790	244,335

Ceridian HCM Holding, Inc.(1)	18,963	2,020,697

Constellation Software, Inc. (Canada)	1,950	2,532,166

Dynatrace, Inc.(1)	16,058	694,830

Nice Ltd., ADR(1)	13,070	3,705,868

SS&C Technologies Holdings, Inc.	47,407	3,448,859

Topicus.com, Inc. (Canada)(1)(2)	3,627	0

		14,899,391

Specialty Retail – 2.0%

Burlington Stores, Inc.(1)	3,262	853,176

CarMax, Inc.(1)	18,248	1,723,706

		2,576,882

December 31, 2020	Shares	Value

Textiles, Apparel & Luxury Goods – 1.2%

Gildan Activewear, Inc.	56,448	$1,581,108

		1,581,108

Trading Companies & Distributors – 0.9%

Ferguson PLC (United Kingdom)	9,745	1,185,099

		1,185,099

Total Common Stocks (Cost $91,191,380)		128,710,518

	Principal Amount	Value
Short-Term Investment – 1.5%

Repurchase Agreements – 1.5%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $1,925,514, due 1/4/2021(3)	$1,925,514	1,925,514

Total Repurchase Agreements (Cost $1,925,514)		1,925,514

Total Investments – 100.1% (Cost $93,116,894)		130,636,032

Liabilities in excess of other assets – (0.1)%		(78,459)

Total Net Assets – 100.0%		$130,557,573

(1)	Non–income–producing security.
(2)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Topicus.com, Inc.	3,627	$0	$0	12/23/2020	0.00%

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$1,964,100	$1,964,100

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$126,448,734	$2,261,784	*	$—	$128,710,518
Repurchase Agreements	—	1,925,514		—	1,925,514
Total	$126,448,734	$4,187,298		$—	$130,636,032

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$130,636,032

Foreign currency, at value	10,619

Receivable for investments sold	149,972

Dividends/interest receivable	38,622

Reimbursement receivable from adviser	10,124

Prepaid expenses	6,531

Total Assets	130,851,900

Liabilities

Investment advisory fees payable	85,980

Payable for fund shares redeemed	74,717

Accrued administrative fees	31,956

Accrued audit fees	27,999

Distribution fees payable	27,248

Accrued custodian and accounting fees	23,623

Accrued trustees’ and officers’ fees	369

Accrued expenses and other liabilities	22,435

Total Liabilities	294,327

Total Net Assets	$130,557,573

Net Assets Consist of:

Paid-in capital	$72,423,932

Distributable earnings	58,133,641

Total Net Assets	$130,557,573

Investments, at Cost	$93,116,894

Foreign Currency, at Cost	$10,590

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	6,557,018

Net Asset Value Per Share	$19.91

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$998,994

Interest	764

Withholding taxes on foreign dividends	(17,051)

Total Investment Income	982,707

Expenses

Investment advisory fees	916,896

Distribution fees	289,174

Professional fees	54,469

Administrative fees	51,730

Custodian and accounting fees	46,825

Trustees’ and officers’ fees	36,892

Transfer agent fees	13,818

Shareholder reports	10,058

Other expenses	5,831

Total Expenses	1,425,693

Less: Fees waived	(153,325)

Total Expenses, Net	1,272,368

Net Investment Income/(Loss)	(289,661)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	7,342,523

Net realized gain/(loss) from foreign currency transactions	(98)

Net change in unrealized appreciation/(depreciation) on investments	15,301,224

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(27)

Net Gain on Investments and Foreign Currency Transactions	22,643,622

Net Increase in Net Assets Resulting From Operations	$22,353,961

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$(289,661)	$(97,754)

Net realized gain/(loss) from investments and foreign currency transactions	7,342,425	6,801,755

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	15,301,197	30,649,042

Net Increase in Net Assets Resulting from Operations	22,353,961	37,353,043

Capital Share Transactions

Proceeds from sales of shares	6,608,479	1,287,937

Cost of shares redeemed	(23,463,343)	(23,647,691)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(16,854,864)	(22,359,754)

Net Increase in Net Assets	5,499,097	14,993,289

Net Assets

Beginning of year	125,058,476	110,065,187

End of year	$130,557,573	$125,058,476

Other Information:

Shares

Sold	475,722	81,649

Redeemed	(1,404,636)	(1,564,608)

Net Decrease	(928,914)	(1,482,959)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$16.71	$(0.04)	$3.24	$3.20	$19.91	19.15%

Year Ended 12/31/19	12.27	(0.01)	4.45	4.44	16.71	36.19%

Year Ended 12/31/18	12.72	(0.01)	(0.44)	(0.45)	12.27	(3.54)%

Year Ended 12/31/17	9.99	(0.02)	2.75	2.73	12.72	27.33%

Period Ended 12/31/16(4)	10.00	0.00 (5)	(0.01)	(0.01)	9.99	(0.10)%(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$130,558	1.10%		1.23%		(0.25)%		(0.38)%		19%

125,058	1.10%		1.26%		(0.07)%		(0.23)%		10%

110,065	1.10%		1.31%		(0.07)%		(0.28)%		30%

12,681	1.09%		2.15%		(0.20)%		(1.26)%		35%

13,272	1.09%	(6)	2.93%	(6)	0.14	%(6)	(1.70)%	(6)	5%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% up to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.10% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $153,325.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $54,113, expiring on April 9, 2021.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Janus Capital Management LLC (“Janus Capital”). Janus Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $289,174 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

amounted to $21,384,043 and $37,712,092, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2020, Guardian Mid Cap Traditional Growth VIP Fund held one illiquid security.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Traditional Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Traditional Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

1

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

2	The Trust currently consists of 24 separate Funds.
3	Member of the Audit Committee of the Board.
4

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

5

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8177

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Mid Cap Relative Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Relative Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

FUND COMMENTARY OF WELLS CAPITAL MANAGEMENT INCORPORATED, SUB-ADVISER (UNAUDITED)

Highlights

•	The Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned 2.80% for the 12 months ended December 31, 2020, and underperformed its benchmark, the Russell Midcap® Value Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection in the information technology, communication services, and consumer discretionary sectors. In addition, underweights to the communication services and consumer discretionary sectors were detractors. On the positive side, stock selection and positioning in the real estate, industrials and health care sectors were the largest contributors. The increased optimism near year end also spurred a rotation from large-cap growth into the small- and mid-cap value stocks that had lagged for much of the 2020 recovery.

•	The Index delivered a positive return of 4.96% in 2020. After a 38% draw down in the first calendar quarter, the Index rallied significantly in the second and fourth quarters as optimism for an economic recovery post-pandemic increased.

Market Overview

Financial markets saw significant volatility during the year as global economies were severely affected by the coronavirus pandemic. The virus’ impact and the government-imposed stay-at-home order saw several markets enter a period of dysfunction that caused stress and panic throughout many areas of the economy, placing it into a recession. As investors began to discount a post-COVID-19 economic recovery, equity markets began to significantly rebound in the second quarter of 2020. The robust fiscal and monetary response as well as businesses beginning to reopen fueled a sharp market rally which continued into the end of the year with positive news related to multiple COVID-19 vaccine developments, the U.S. election results, and potential further stimulus packages.

Amidst the market volatility and rally for the back half of 2020, the Index advanced during the period, ending the year delivering a 4.96% positive return. The materials, communication services, health care, and information technology sectors were the best performing sectors within the Index. Energy, real estate, and utilities were the worst-performing sectors within the Index.

Portfolio Review

The Fund’s performance relative to the Index shortfall was driven by stock selection during the period although relative sector weight allocation differences added value overall. The Fund’s underperformance relative to the Index was primarily due to security selection in the information technology, communication services, and consumer discretionary sectors. In addition, underweights to the communication services and consumer discretionary sectors were detractors. On the positive side, stock selection and positioning in the real estate, industrials and health care sectors were the largest contributors.

The portfolio performed in line with the Index during the drawdown in the first quarter. Given that the crisis was caused by a health care issue, many of the health care stocks did not act as defensively as they would during a typical economic pullback. We used that volatility to initiate some new positions and increase weightings in stocks that we believed were being unfairly sold due to short-term reasons and offered attractive long-term reward/risk valuations. These actions allowed the portfolio to largely keep pace in the second quarter market rally. Optimism around potential vaccines in the fourth quarter sparked another rally and a rotation into the more cyclical areas of the market. This cyclical rotation favored the higher beta and the more volatile sectors and stocks within the Index. We typically expect the Fund’s strategy to lag in the first stages of the economic cycle in which some of the “lower quality” factors like beta, leverage, and volatility outperform, but we do expect to typically outperform as the cycle matures into the middle stages when macro influences are more muted, consistency of cash flows is appreciated, and companies in which the Fund typically invests can utilize their financial flexibility to create increased shareholder value.

1

The Russell Midcap® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Outlook

We expect the macro influences that weighed so heavily on the markets last year to begin to lessen their impact toward the second half of 2021. The vaccines and stimulus packages should allow investors to focus more on long-term fundamentals versus the short-term winners and losers of the stay-at-home versus reopening trade. We believe increased visibility on the post-pandemic economy should also allow management teams to more confidently allocate their capital and increase long-term shareholder value.

Rather than try to forecast macro and political events, we continue to invest in companies that we believe control their own destiny via durable asset bases that provide distinct long-term competitive advantages; flexible balance sheets; and strong, sustainable free cash flow generation. While volatility may persist in the short term, we believe the strong balance sheets and stable cash flows of the companies in the Fund’s portfolio should support consistent long-term performance.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $244,929,933

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Carlisle Cos., Inc.	3.16%
Alcon, Inc.	2.81%
Amdocs Ltd.	2.80%
CBRE Group, Inc., Class A	2.80%
Arch Capital Group Ltd.	2.75%
Euronet Worldwide, Inc.	2.67%
Republic Services, Inc.	2.65%
Brown & Brown, Inc.	2.63%
Reynolds Consumer Products, Inc.	2.55%
AerCap Holdings N.V.	2.39%
Total	27.21%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	2.80%	—	—	8.64%
Russell Midcap® Value Index		4.96%	—	—	8.21%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Relative Value VIP Fund and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$ 1,000.00	$1,263.90	$6.15	1.08%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,019.71	$5.48	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 98.1%

Aerospace & Defense – 2.0%

General Dynamics Corp.	18,322	$2,726,680

L3Harris Technologies, Inc.	12,095	2,286,197

		5,012,877
Auto Components – 4.1%

Aptiv PLC	44,606	5,811,716

Lear Corp.	27,044	4,300,807

		10,112,523
Banks – 5.1%

Fifth Third Bancorp	154,929	4,271,392

PacWest Bancorp	74,983	1,904,568

Regions Financial Corp.	265,958	4,287,243

Zions Bancorporation N.A.	44,938	1,952,107

		12,415,310
Beverages – 1.6%

Keurig Dr Pepper, Inc.	121,334	3,882,688

		3,882,688
Building Products – 1.0%

Masco Corp.	45,235	2,484,759

		2,484,759
Capital Markets – 0.7%

LPL Financial Holdings, Inc.	17,323	1,805,403

		1,805,403
Chemicals – 3.2%

Celanese Corp.	31,184	4,052,049

PPG Industries, Inc.	26,097	3,763,709

		7,815,758
Commercial Services & Supplies – 2.6%

Republic Services, Inc.	67,382	6,488,887

		6,488,887
Communications Equipment – 1.0%

Juniper Networks, Inc.	112,618	2,535,031

		2,535,031
Construction & Engineering – 2.2%

Jacobs Engineering Group, Inc.	48,484	5,282,817

		5,282,817
Construction Materials – 1.3%

Vulcan Materials Co.	20,882	3,097,009

		3,097,009
Consumer Finance – 1.2%

Discover Financial Services	31,254	2,829,425

		2,829,425
Containers & Packaging – 2.3%

AptarGroup, Inc.	22,902	3,135,055

Packaging Corp. of America	18,839	2,598,086

		5,733,141
Distributors – 1.3%

LKQ Corp.(1)	91,079	3,209,624

		3,209,624

December 31, 2020	Shares	Value
Diversified Consumer Services – 0.5%

Terminix Global Holdings, Inc.(1)	22,909	$1,168,588

		1,168,588
Diversified Financial Services – 1.8%

Pershing Square Tontine Holdings Ltd., Class A(1)	161,499	4,476,752

		4,476,752
Electric Utilities – 2.9%

American Electric Power Co., Inc.	46,537	3,875,136

FirstEnergy Corp.	105,199	3,220,141

		7,095,277
Electronic Equipment, Instruments & Components – 2.5%

CDW Corp.	12,430	1,638,150

FLIR Systems, Inc.	62,704	2,748,316

Keysight Technologies, Inc.(1)	13,112	1,731,964

		6,118,430
Energy Equipment & Services – 0.3%

Baker Hughes Co.	31,238	651,312

		651,312
Equity Real Estate Investment – 5.3%

American Campus Communities, Inc. REIT	80,013	3,422,156

Americold Realty Trust REIT	24,388	910,404

Equity LifeStyle Properties, Inc. REIT	14,814	938,615

Invitation Homes, Inc. REIT	163,314	4,850,426

Mid-America Apartment Communities, Inc. REIT	23,053	2,920,585

		13,042,186
Food & Staples Retailing – 1.7%

BJ’s Wholesale Club Holdings, Inc.(1)	111,944	4,173,272

		4,173,272
Food Products – 0.7%

Lamb Weston Holdings, Inc.	21,396	1,684,721

		1,684,721
Health Care Equipment & Supplies – 4.9%

Alcon, Inc.(1)	104,188	6,874,324

Zimmer Biomet Holdings, Inc.	33,252	5,123,801

		11,998,125
Health Care Providers & Services – 2.7%

Humana, Inc.	5,596	2,295,871

Universal Health Services, Inc., Class B	30,834	4,239,675

		6,535,546
Hotels, Restaurants & Leisure – 2.1%

Vail Resorts, Inc.	3,662	1,021,551

Yum China Holdings, Inc.	71,953	4,107,797

		5,129,348
Household Durables – 0.4%

D.R. Horton, Inc.	15,403	1,061,575

		1,061,575

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2020	Shares	Value
Household Products – 2.6%

Reynolds Consumer Products, Inc.	208,169	$6,253,397

		6,253,397
Industrial Conglomerates – 3.2%

Carlisle Cos., Inc.	49,624	7,750,276

		7,750,276
Insurance – 8.4%

Arch Capital Group Ltd.(1)	186,827	6,738,850

Brown & Brown, Inc.	135,660	6,431,641

Loews Corp.	74,356	3,347,507

The Allstate Corp.	37,514	4,123,914

		20,641,912
IT Services – 6.1%

Amdocs Ltd.	96,606	6,852,264

Euronet Worldwide, Inc.(1)	45,107	6,536,906

Paychex, Inc.	16,732	1,559,088

		14,948,258
Life Sciences Tools & Services – 0.3%

Charles River Laboratories International, Inc.(1)	2,917	728,842

		728,842
Machinery – 2.7%

Donaldson Co., Inc.	17,149	958,286

Pentair PLC	23,603	1,253,084

Stanley Black & Decker, Inc.	25,254	4,509,354

		6,720,724
Metals & Mining – 0.4%

Freeport-McMoRan, Inc.	35,448	922,357

		922,357
Mortgage Real Estate Investment – 1.5%

Annaly Capital Management, Inc. REIT	420,380	3,552,211

		3,552,211
Oil, Gas & Consumable Fuels – 2.5%

Devon Energy Corp.	75,464	1,193,086

EOG Resources, Inc.	13,435	670,003

Hess Corp.	24,774	1,307,820

National Oilwell Varco, Inc.	97,822	1,343,096

Valero Energy Corp.	26,741	1,512,738

		6,026,743
Real Estate Management & Development – 2.8%

CBRE Group, Inc., Class A(1)	109,206	6,849,400

		6,849,400
Road & Rail – 2.0%

Kansas City Southern	24,549	5,011,187

		5,011,187
Semiconductors & Semiconductor Equipment – 1.7%

Analog Devices, Inc.	28,134	4,156,236

		4,156,236
Specialty Retail – 0.7%

Best Buy Co., Inc.	16,520	1,648,531

		1,648,531

December 31, 2020	Shares	Value
Technology Hardware, Storage & Peripherals – 1.8%

NCR Corp.(1)	118,111	$4,437,430

		4,437,430
Trading Companies & Distributors – 3.8%

AerCap Holdings N.V.(1)	128,697	5,866,009

United Rentals, Inc.(1)	15,207	3,526,656

		9,392,665
Water Utilities – 2.2%

American Water Works Co., Inc.	35,903	5,510,033

		5,510,033

Total Common Stocks (Cost $192,966,193)		240,390,586
Exchange – Traded Funds – 0.6%

SPDR S&P Oil & Gas Exploration & Production ETF	23,074	1,349,829

Total Exchange – Traded Funds (Cost $1,098,037)		1,349,829
Warrants – 0.1%

Pershing Square Tontine Holdings Ltd., Class A(1)	17,930	172,128

Total Warrants (Cost $103,615)		172,128

	Principal Amount	Value
Short–Term Investment – 1.2%

Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $2,978,342, due 1/4/2021(2)	$2,978,342	2,978,342

Total Repurchase Agreements (Cost $2,978,342)		2,978,342

Total Investments – 100.0% (Cost $197,146,187)		244,890,885

Assets in excess of other liabilities – 0.0%		39,048

Total Net Assets – 100.0%		$244,929,933

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$3,038,000	$3,038,000

Legend:

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$240,390,586	$—	$—	$240,390,586
Exchange–Traded Funds	1,349,829	—	—	1,349,829
Warrants	—	172,128	—	172,128
Repurchase Agreements	—	2,978,342	—	2,978,342
Total	$241,740,415	$3,150,470	$—	$244,890,885

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$244,890,885

Dividends/interest receivable	319,702

Receivable for investments sold	134,507

Receivable for fund shares subscribed	17,182

Prepaid expenses	12,126

Total Assets	245,374,402

Liabilities

Investment advisory fees payable	146,811

Payable for investments purchased	93,050

Distribution fees payable	51,054

Accrued administrative fees	31,956

Payable for fund shares redeemed	30,430

Accrued audit fees	27,999

Accrued custodian and accounting fees	27,132

Accrued trustees’ and officers’ fees	161

Accrued expenses and other liabilities	35,876

Total Liabilities	444,469

Total Net Assets	$244,929,933

Net Assets Consist of:

Paid-in capital	$185,961,868

Distributable earnings	58,968,065

Total Net Assets	$244,929,933

Investments, at Cost	$197,146,187

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	17,099,411

Net Asset Value Per Share	$14.32

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$3,753,656

Interest	1,479

Withholding taxes on foreign dividends	(2,621)

Total Investment Income	3,752,514

Expenses

Investment advisory fees	1,477,425

Distribution fees	532,621

Professional fees	76,792

Trustees’ and officers’ fees	67,883

Administrative fees	51,730

Custodian and accounting fees	49,226

Transfer agent fees	18,999

Shareholder reports	15,376

Other expenses	13,895

Total Expenses	2,303,947

Less: Fees waived	(76,254)

Net expenses before adviser recoupment	2,227,693

Expenses recouped by adviser	20,299

Total Expenses	2,247,992

Net Investment Income/(Loss)	1,504,522

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(6,677,297)

Net change in unrealized appreciation/(depreciation) on investments	17,472,269

Net Gain on Investments	10,794,972

Net Increase in Net Assets Resulting From Operations	$12,299,494

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$1,504,522	$1,897,048

Net realized gain/(loss) from investments	(6,677,297)	10,568,878

Net change in unrealized appreciation/(depreciation) on investments	17,472,269	55,598,138

Net Increase in Net Assets Resulting from Operations	12,299,494	68,064,064

Capital Share Transactions

Proceeds from sales of shares	27,688,850	358,860

Cost of shares redeemed	(30,399,919)	(37,266,799)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,711,069)	(36,907,939)

Net Increase in Net Assets	9,588,425	31,156,125

Net Assets

Beginning of year	235,341,508	204,185,383

End of year	$244,929,933	$235,341,508

Other Information:

Shares

Sold	2,665,950	28,354

Redeemed	(2,464,020)	(2,984,859)

Net Increase/(Decrease)	201,930	(2,956,505)

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$13.93	$0.09	$0.30	$0.39	$14.32	2.80%

Year Ended 12/31/19	10.28	0.10	3.55	3.65	13.93	35.51%

Year Ended 12/31/18	12.02	0.08	(1.82)	(1.74)	10.28	(14.48)%

Year Ended 12/31/17	10.81	0.10	1.11	1.21	12.02	11.19%

Period Ended 12/31/16(4)	10.00	0.03	0.78	0.81	10.81	8.10	%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$244,930	1.06%		1.11%		0.70%		0.65%		56%

235,342	1.00%		1.10%		0.83%		0.73%		37%

204,185	1.00%		1.14%		0.66%		0.52%		31%

12,797	1.09%		2.09%		0.87%		(0.13)%		76%

14,921	1.09%	(5)	2.80%	(5)	0.93%	(5)	(0.76)%	(5)	14%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices.

Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% up to $300 million, 0.62% up to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.08% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to May 1, 2020, the expense limitation was 1.00%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $76,254.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. During the year ended December 31, 2020, Park Avenue recouped previously waived or reimbursed expenses in the amount of

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

$20,299. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $52,843, expiring on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with Wells Capital Management Incorporated (“Wells Capital”). Wells Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $532,621 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $122,282,520 and $117,365,867, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Relative Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Relative Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8176

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Large Cap Disciplined Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

FUND COMMENTARY OF BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned 1.20%, underperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the 12-month period ended December 31, 2020. The Fund’s underperformance relative to the Index was primarily due to stock selection in the health care and financials sectors. Conversely, sector allocation contributed positively mainly due to an underweight to the real estate sector and overweight to the materials sector.

•	The Index returned 2.80% for the period. The industrials and health care sectors were two of the largest contributors to performance for the Index during the period.

Market Overview

The U.S. stock market ended 2020 on a strong note with the Standard & Poor’s 500® Index2 advancing for a sixth consecutive month in December, gaining +3.84% to a new record high of 3756.07 – its 33rd of the year – as investors chose to look past a new wave of coronavirus cases and state-led activity restrictions by focusing on the vaccine roll-out and a new $908 billion stimulus package passed by Congress.

After experiencing a 34% drawdown during the first quarter of the year, the Index has risen nearly 69% off its March 23rd low, up by +12.15% during the 4th quarter and +18.40% for the year, thanks to massive monetary and fiscal stimulus, vaccine optimism, and the corresponding “V” shaped recovery of many economic variables. The path to the gains was far from “smooth sailing” though, as the number of days with price swings in excess of 1% (either direction) and the overall level of volatility (>30%) was second only to that which occurred during the global financial crisis of 2008.

Portfolio Review

For the 12 months ended December 31, 2020, sector allocation contributed positively as the Fund’s underweight to real estate sectors and overweight to materials and health care sectors aided performance relative to the Index. This advantage was offset somewhat by the Fund’s overweight to financials and underweight to consumer staples sectors. Stock selection was strong within information technology, communication services, and industrials sectors.

Outlook

The Fund’s investment team will continue to maintain a focus on seeking investments that it believes have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. This disciplined and repeatable process has been in place for nearly three decades, and we believe our team is well suited to navigate this chaotic environment. We believe our emphasis on bottom-up security selection and sound fundamental analysis will ultimately have a greater impact on alpha generation rather than getting bogged down in a relentless torrent of macro and political news flow. We believe that the global economy will most likely see a steady cyclical recovery over the next few years. Historically, these have been good windows for value investing as more economically sensitive companies outperform growth favorites. With valuation spreads at extreme levels, we are optimistic about the future and how the Fund’s portfolio is positioned.

1

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $223,410,065

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Berkshire Hathaway, Inc., Class B	3.44%
Johnson & Johnson	3.38%
JPMorgan Chase & Co.	3.18%
Bank of America Corp.	2.68%
Cigna Corp.	2.42%
Cisco Systems, Inc.	2.34%
Chubb Ltd.	2.05%
Anthem, Inc.	1.96%
Lam Research Corp.	1.86%
AutoZone, Inc.	1.86%
Total	25.17%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	1.20%	—	—	8.60%
Russell 1000® Value Index		2.80%	—	—	8.88%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Value VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$ 1,000.00	$1,230.60	$5.44	0.97%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,020.26	$4.93	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 98.1%

Aerospace & Defense – 3.4%

General Dynamics Corp.	7,353	$1,094,273

Howmet Aerospace, Inc.	72,095	2,057,591

Huntington Ingalls Industries, Inc.	4,747	809,269

Northrop Grumman Corp.	3,351	1,021,117

The Boeing Co.	12,012	2,571,289

		7,553,539
Auto Components – 0.4%

Lear Corp.	5,509	876,096

		876,096
Automobiles – 0.9%

Harley-Davidson, Inc.	53,902	1,978,203

		1,978,203
Banks – 10.8%

Bank of America Corp.	197,378	5,982,527

Citigroup, Inc.	55,978	3,451,604

Fifth Third Bancorp	50,799	1,400,529

Huntington Bancshares, Inc.	164,683	2,079,946

JPMorgan Chase & Co.	55,948	7,109,312

Truist Financial Corp.	84,701	4,059,719

		24,083,637
Beverages – 1.0%

Coca-Cola European Partners PLC	45,126	2,248,629

		2,248,629
Biotechnology – 1.3%

AbbVie, Inc.	16,005	1,714,936

Amgen, Inc.	4,750	1,092,120

		2,807,056
Building Products – 1.1%

Owens Corning	32,574	2,467,806

		2,467,806
Capital Markets – 2.0%

The Charles Schwab Corp.	44,456	2,357,946

The Goldman Sachs Group, Inc.	8,126	2,142,908

		4,500,854
Chemicals – 2.8%

DuPont de Nemours, Inc.	52,372	3,724,173

FMC Corp.	12,110	1,391,802

PPG Industries, Inc.	7,384	1,064,921

		6,180,896
Communications Equipment – 2.3%

Cisco Systems, Inc.	116,976	5,234,676

		5,234,676
Construction Materials – 0.4%

CRH PLC, ADR	20,565	875,658

		875,658
Containers & Packaging – 0.4%

Westrock Co.	22,745	990,090

		990,090

December 31, 2020	Shares	Value
Distributors – 0.7%

LKQ Corp.(1)	43,976	$1,549,714

		1,549,714

Diversified Financial Services – 3.4%

Berkshire Hathaway, Inc., Class B(1)	33,099	7,674,665

		7,674,665
Electric Utilities – 1.0%

Edison International	37,343	2,345,887

		2,345,887
Electrical Equipment – 1.4%

Eaton Corp. PLC	25,662	3,083,033

		3,083,033
Energy Equipment & Services – 0.5%

Schlumberger N.V.	52,273	1,141,120

		1,141,120
Food & Staples Retailing – 1.0%

The Kroger Co.	67,241	2,135,574

		2,135,574
Health Care Equipment & Supplies – 1.5%

Medtronic PLC	27,796	3,256,023

		3,256,023
Health Care Providers & Services – 8.7%

AmerisourceBergen Corp.	23,333	2,281,034

Anthem, Inc.	13,658	4,385,447

Cigna Corp.	25,977	5,407,892

CVS Health Corp.	23,374	1,596,444

McKesson Corp.	15,425	2,682,716

UnitedHealth Group, Inc.	8,689	3,047,059

		19,400,592
Hotels, Restaurants & Leisure – 1.3%

Las Vegas Sands Corp.	29,152	1,737,459

Wyndham Hotels & Resorts, Inc.	19,651	1,168,056

		2,905,515
Household Durables – 1.8%

Lennar Corp., Class A	21,733	1,656,707

Mohawk Industries, Inc.(1)	16,621	2,342,730

		3,999,437
Independent Power and Renewable Electricity Producers – 0.8%

Vistra Corp.	95,344	1,874,463

		1,874,463
Insurance – 7.2%

Aflac, Inc.	36,080	1,604,478

American International Group, Inc.	75,423	2,855,515

Chubb Ltd.	29,735	4,576,811

Everest Re Group Ltd.	8,089	1,893,554

Marsh & McLennan Cos., Inc.	8,277	968,409

RenaissanceRe Holdings Ltd.	5,225	866,409

The Progressive Corp.	33,514	3,313,864

		16,079,040

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2020	Shares	Value
Interactive Media & Services – 1.8%

Alphabet, Inc., Class A(1)	2,353	$4,123,962

		4,123,962

Life Sciences Tools & Services – 0.8%

Avantor, Inc.(1)	66,426	1,869,892

		1,869,892
Machinery – 5.4%

Allison Transmission Holdings, Inc.	18,141	782,421

Caterpillar, Inc.	16,644	3,029,541

Cummins, Inc.	6,876	1,561,540

Deere & Co.	14,411	3,877,280

Dover Corp.	12,729	1,607,036

Otis Worldwide Corp.	16,264	1,098,633

		11,956,451
Metals & Mining – 2.1%

Kinross Gold Corp.	97,876	718,410

Newmont Corp.	20,466	1,225,709

Steel Dynamics, Inc.	39,759	1,465,914

Yamana Gold, Inc.	233,906	1,335,603

		4,745,636
Multi-Utilities – 0.7%

CenterPoint Energy, Inc.	74,561	1,613,500

		1,613,500
Oil, Gas & Consumable Fuels – 4.9%

Canadian Natural Resources Ltd.	49,319	1,186,122

ConocoPhillips	100,012	3,999,480

Marathon Petroleum Corp.	66,515	2,751,060

Parsley Energy, Inc., Class A	117,178	1,663,928

Petroleo Brasileiro S.A., ADR	116,346	1,306,565

		10,907,155
Pharmaceuticals – 7.5%

GlaxoSmithKline PLC, ADR	41,552	1,529,114

Johnson & Johnson	47,911	7,540,233

Novartis AG, ADR	38,789	3,662,845

Pfizer, Inc.	84,199	3,099,365

Viatris, Inc.(1)	48,684	912,338

		16,743,895
Professional Services – 0.3%

Robert Half International, Inc.	11,620	726,018

		726,018
Road & Rail – 0.7%

Union Pacific Corp.	7,929	1,650,976

		1,650,976
Semiconductors & Semiconductor Equipment – 7.7%

Applied Materials, Inc.	38,469	3,319,875

KLA Corp.	8,189	2,120,214

Lam Research Corp.	8,809	4,160,226

Micron Technology, Inc.(1)	42,833	3,220,185

NXP Semiconductors N.V.	14,611	2,323,295

ON Semiconductor Corp.(1)	13,313	435,734

Qorvo, Inc.(1)	10,244	1,703,270

		17,282,799

December 31, 2020	Shares	Value
Software – 2.0%

Oracle Corp.	38,617	$2,498,134

SS&C Technologies Holdings, Inc.	26,496	1,927,584

		4,425,718

Specialty Retail – 4.5%

AutoZone, Inc.(1)	3,507	4,157,338

Best Buy Co., Inc.	20,474	2,043,100

Lowe’s Cos., Inc.	8,497	1,363,854

The TJX Cos., Inc.	24,301	1,659,515

Williams-Sonoma, Inc.	8,814	897,618

		10,121,425
Textiles, Apparel & Luxury Goods – 1.0%

Tapestry, Inc.	70,443	2,189,368

		2,189,368
Trading Companies & Distributors – 1.1%

AerCap Holdings N.V.(1)	13,866	632,012

United Rentals, Inc.(1)	7,465	1,731,208

		2,363,220
Wireless Telecommunication Services – 1.5%

T-Mobile U.S., Inc.(1)	24,046	3,242,603

		3,242,603

Total Common Stocks (Cost $179,854,908)		219,204,821

	Principal Amount	Value
Short–Term Investment – 2.0%

Repurchase Agreements – 2.0%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $4,433,575, due 1/4/2021(2)	$4,433,575	4,433,575

Total Repurchase Agreements (Cost $4,433,575)		4,433,575

Total Investments – 100.1% (Cost $184,288,483)		223,638,396

Liabilities in excess of other assets – (0.1)%		(228,331)

Total Net Assets – 100.0%		$223,410,065

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$4,522,300	$4,522,300

Legend:

ADR — American Depositary Receipt

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$219,204,821	$—	$—	$219,204,821
Repurchase Agreements	—	4,433,575	—	4,433,575
Total	$219,204,821	$4,433,575	$—	$223,638,396

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$223,638,396

Dividends/interest receivable	211,400

Foreign tax reclaims receivable	12,925

Reimbursement receivable from adviser	3,445

Prepaid expenses	11,098

Total Assets	223,877,264

Liabilities

Payable for investments purchased	166,092

Investment advisory fees payable	116,701

Distribution fees payable	46,861

Accrued administrative fees	31,956

Accrued custodian and accounting fees	29,182

Accrued audit fees	27,999

Payable for fund shares redeemed	14,851

Accrued trustees’ and officers’ fees	225

Accrued expenses and other liabilities	33,332

Total Liabilities	467,199

Total Net Assets	$223,410,065

Net Assets Consist of:

Paid-in capital	$186,856,230

Distributable earnings	36,553,835

Total Net Assets	$223,410,065

Investments, at Cost	$184,288,483

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	15,623,991

Net Asset Value Per Share	$14.30

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$4,896,543

Interest	624

Withholding taxes on foreign dividends	(29,883)

Total Investment Income	4,867,284

Expenses

Investment advisory fees	1,216,219

Distribution fees	485,925

Professional fees	72,328

Trustees’ and officers’ fees	61,822

Custodian and accounting fees	52,087

Administrative fees	51,730

Transfer agent fees	14,468

Shareholder reports	13,655

Other expenses	12,109

Total Expenses	1,980,343

Less: Fees waived	(94,955)

Total Expenses, Net	1,885,388

Net Investment Income/(Loss)	2,981,896

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(12,211,384)

Net change in unrealized appreciation/(depreciation) on investments	15,262,569

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	91

Net Gain on Investments and Foreign Currency Transactions	3,051,276

Net Increase in Net Assets Resulting From Operations	$6,033,172

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$2,981,896	$2,508,686

Net realized gain/(loss) from investments	(12,211,384)	(1,102,077)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	15,262,660	41,059,881

Net Increase in Net Assets Resulting from Operations	6,033,172	42,466,490

Capital Share Transactions

Proceeds from sales of shares	23,627,784	9,894,910

Cost of shares redeemed	(19,500,365)	(24,475,346)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	4,127,419	(14,580,436)

Net Increase in Net Assets	10,160,591	27,886,054

Net Assets

Beginning of year	213,249,474	185,363,420

End of year	$223,410,065	$213,249,474

Other Information:

Shares

Sold	2,101,370	779,521

Redeemed	(1,564,027)	(1,876,554)

Net Increase/(Decrease)	537,343	(1,097,033)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$14.13	$0.19	(4)	$(0.02)	$0.17	$14.30	1.20%

Year Ended 12/31/19	11.45	0.16		2.52	2.68	14.13	23.41%

Year Ended 12/31/18	12.85	0.15		(1.55)	(1.40)	11.45	(10.89)%

Year Ended 12/31/17	10.78	0.10		1.97	2.07	12.85	19.20%

Period Ended 12/31/16(5)	10.00	0.03		0.75	0.78	10.78	7.80%	(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$223,410	0.97%		1.02%		1.53%	(4)	1.48%	(4)	73%

213,249	0.97%		1.03%		1.22%		1.16%		66%

185,363	0.97%		1.08%		1.16%		1.05%		56%

15,905	0.98%		1.91%		0.89%		(0.04)%		71%

17,081	0.98%	(6)	2.70%	(6)	0.88%	(6)	(0.84)%	(6)	19%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.14, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.15%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been 1.10%.

(5)	Commenced operations on September 1, 2016.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.97% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $94,955.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $62,448, expiring on April 9, 2021.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $485,925 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $147,375,183 and $140,298,470, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8174

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Large Cap Disciplined Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

FUND COMMENTARY OF

WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned 36.41% for the 12 months ended December 31, 2020, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection in the consumer discretionary, financials, and communication services sectors.

•	The Index returned 38.49% for the 12 months ended December 31, 2020. Within the Index, the consumer discretionary, information technology, and communication services sectors performed the best, and the energy, real estate, and industrials sectors performed the worst during the period.

Market Overview

U.S. equities, as measured by the Standard & Poor’s 500® Index2 (the “S&P 500 Index”) posted positive results over the 12-month period ended December 31, 2020. U.S. equities ended the first quarter sharply lower after achieving record highs in February, as the coronavirus spread rapidly throughout the country, causing unprecedented market disruptions and financial damage, and heightening fears of a severe economic downturn. Many states adopted extraordinary measures to mitigate the virus’ spread, while companies shuttered stores and production, withdrew earnings guidance, and drew down credit lines at a record pace as borrowing costs soared. Volatility surged to extreme levels, and the S&P 500 Index suffered its fastest-ever decline into a bear market.

U.S. equities ended the second quarter higher after an extraordinary rally drove U.S. stocks to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the U.S. Federal Reserve (the “Fed”) in response to the pandemic was the most influential driver of the market’s rebound in the second quarter. Risk sentiment eased at the end of the quarter on concerns of a sharp rise in infections in some southern and western states, the rapid speed of the market’s rebound, and cautionary economic-outlook comments from the Fed.

In the third quarter, U.S. equities extended their strong rally, with markets bolstered by substantial monetary support from the Fed, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising COVID-19 vaccine trials. The U.S. economy gradually recovered during the quarter; however, the path to a sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty regarding additional fiscal stimulus. In September, the S&P 500 Index declined for the first time in five months. The Fed signaled that it expected to hold interest rates near zero until inflation is on track to moderately exceed 2%.

During the fourth quarter U.S. equities rallied, bolstered by better-than-expected third quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines will support a broad reopening of the U.S. economy in 2021. A sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments. In December, the government unveiled a long-awaited fifth stimulus package worth approximately $900 billion, and the Fed committed to purchasing at least $120 billion of U.S. government debt per month. Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market. Third quarter earnings results for companies in the S&P 500 Index were significantly better than expected.

Portfolio Review

Stock selection was the primary driver of underperformance relative to the Index during the period. Weak selection in consumer discretionary,

1

The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

financials, and communication services was partially offset by stronger selection in industrials, consumer staples, and real estate. Sector allocation, a residual of the Fund’s bottom-up stock selection process, was slightly additive as underweight allocations to health care and real estate contributed. This was partially offset by the Fund’s overweight allocations to the consumer staples and industrials sectors.

Outlook

As of this writing, the Georgia runoff election for the senate is now complete, and it appears the control of the Senate will flip to the Democrats. As time passes, we will consider the various policy implications from this event given the alignment of majorities for both legislative houses and the presidency. As far as we can tell, the administration’s initial focus will be on COVID-19 containment, stimulus, and economic reopening. There is also considerable talk around infrastructure. We are assuming most of these initiatives will be largely financed with borrowings by the U.S. government. Depending on how this plays out relative to the rest of the world, it seems to suggest to us U.S. dollar weakness, higher rates, or some combination of the two.

It is encouraging that we have started vaccinating the population even if the pace of the initial roll out has been disappointing relative to earlier expectations. Despite worries about different virus strains, we remain optimistic that the pandemic will soon be behind us. Given the uncertain efficacy of the various vaccines, there still may be some lasting lifestyle changes and we are mindful of that. Nonetheless, we expect unemployment rates to decrease in 2021 as a recovery takes hold, especially in some of the hardest-hit industries.

On the cautious side, we are very mindful of pockets of extreme speculation and valuations that we believe are hard to justify. In some of these cases, access to very cheap capital can accelerate the business model from the original plan. On the positive side, we believe the combination of a high savings rate, stimulus payments, and recent rehiring implies a very healthy consumer when the economic recovery takes shape.

We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating returns. As always, we continue to focus on the long term.

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $621,402,082

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Apple, Inc.	9.76%
Amazon.com, Inc.	7.06%
Microsoft Corp.	6.77%
Alphabet, Inc., Class A	4.67%
Facebook, Inc., Class A	4.15%
Mastercard, Inc., Class A	2.48%
UnitedHealth Group, Inc.	2.38%
Adobe, Inc.	2.20%
PayPal Holdings, Inc.	2.10%
salesforce.com, Inc.	2.06%
Total	43.63%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	36.41%	—	—	22.18%
Russell 1000® Growth Index		38.49%	—	—	23.01%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,260.20	$4.94	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 99.9%

Aerospace & Defense – 0.8%

Raytheon Technologies Corp.	68,692	$4,912,165

		4,912,165
Air Freight & Logistics – 0.9%

FedEx Corp.	22,697	5,892,595

		5,892,595
Automobiles – 1.9%

Tesla, Inc.(1)	16,392	11,567,343

		11,567,343
Beverages – 2.6%

Constellation Brands, Inc., Class A	40,216	8,809,315

Monster Beverage Corp.(1)	77,849	7,199,475

		16,008,790
Biotechnology – 3.0%

Exact Sciences Corp.(1)	25,909	3,432,684

Regeneron Pharmaceuticals, Inc.(1)	8,445	4,079,864

Seagen, Inc.(1)	26,271	4,601,103

Vertex Pharmaceuticals, Inc.(1)	27,730	6,553,708

		18,667,359
Building Products – 1.0%

Fortune Brands Home & Security, Inc.	70,125	6,011,115

		6,011,115
Capital Markets – 0.5%

S&P Global, Inc.	9,652	3,172,902

		3,172,902
Chemicals – 0.7%

PPG Industries, Inc.	31,699	4,571,630

		4,571,630
Commercial Services & Supplies – 0.7%

Copart, Inc.(1)	32,894	4,185,762

		4,185,762
Construction Materials – 0.7%

Vulcan Materials Co.	29,584	4,387,603

		4,387,603
Consumer Finance – 1.2%

American Express Co.	63,692	7,701,000

		7,701,000
Entertainment – 2.1%

Activision Blizzard, Inc.	49,603	4,605,638

The Walt Disney Co.(1)	46,594	8,441,901

		13,047,539
Equity Real Estate Investment – 0.9%

American Tower Corp. REIT	24,490	5,497,025

		5,497,025
Food & Staples Retailing – 1.1%

Costco Wholesale Corp.	17,895	6,742,478

		6,742,478
Health Care Equipment & Supplies – 3.3%

Baxter International, Inc.	66,946	5,371,747

December 31, 2020	Shares	Value
Health Care Equipment & Supplies (continued)

Becton Dickinson and Co.	17,898	$4,478,437

Edwards Lifesciences Corp.(1)	55,908	5,100,487

Teleflex, Inc.	13,540	5,572,658

		20,523,329
Health Care Providers & Services – 2.4%

UnitedHealth Group, Inc.	42,090	14,760,121

		14,760,121
Hotels, Restaurants & Leisure – 2.0%

Airbnb, Inc., Class A(1)	19,500	2,862,600

McDonald’s Corp.	22,773	4,886,630

Penn National Gaming, Inc.(1)	54,757	4,729,362

		12,478,592
Household Products – 1.3%

The Procter & Gamble Co.	58,163	8,092,800

		8,092,800
Interactive Media & Services – 8.8%

Alphabet, Inc., Class A(1)	16,558	29,020,213

Facebook, Inc., Class A(1)	94,506	25,815,259

		54,835,472
Internet & Direct Marketing Retail – 7.1%

Amazon.com, Inc.(1)	13,477	43,893,646

		43,893,646
IT Services – 10.7%

EPAM Systems, Inc.(1)	14,551	5,214,351

FleetCor Technologies, Inc.(1)	26,481	7,224,811

Global Payments, Inc.	36,745	7,915,608

GoDaddy, Inc., Class A(1)	74,234	6,157,711

Leidos Holdings, Inc.	55,976	5,884,197

Mastercard, Inc., Class A	43,213	15,424,448

PayPal Holdings, Inc.(1)	55,761	13,059,226

Square, Inc., Class A(1)	25,647	5,581,813

		66,462,165
Life Sciences Tools & Services – 1.5%

Thermo Fisher Scientific, Inc.	20,448	9,524,269

		9,524,269
Machinery – 1.4%

Illinois Tool Works, Inc.	23,473	4,785,675

Nordson Corp.	20,267	4,072,654

		8,858,329
Pharmaceuticals – 3.8%

Eli Lilly and Co.	64,212	10,841,554

Horizon Therapeutics PLC(1)	39,075	2,858,336

Merck & Co., Inc.	121,331	9,924,876

		23,624,766
Professional Services – 0.8%

Equifax, Inc.	24,497	4,724,001

		4,724,001
Semiconductors & Semiconductor Equipment – 7.0%

Advanced Micro Devices, Inc.(1)	91,816	8,420,445

Entegris, Inc.	46,493	4,467,977

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2020	Shares	Value
Semiconductors & Semiconductor Equipment (continued)

KLA Corp.	19,861	$5,142,212

Marvell Technology Group Ltd.	98,200	4,668,428

Micron Technology, Inc.(1)	60,280	4,531,851

Skyworks Solutions, Inc.	28,848	4,410,282

Teradyne, Inc.	41,354	4,957,931

Texas Instruments, Inc.	41,295	6,777,748

		43,376,874
Software – 15.7%

Adobe, Inc.(1)	27,319	13,662,778

DocuSign, Inc.(1)	14,257	3,169,331

Guidewire Software, Inc.(1)	36,320	4,675,474

Microsoft Corp.	189,242	42,091,206

salesforce.com, Inc.(1)	57,414	12,776,338

ServiceNow, Inc.(1)	13,996	7,703,818

Splunk, Inc.(1)	29,693	5,044,544

Workday, Inc., Class A(1)	35,922	8,607,270

		97,730,759
Specialty Retail – 1.9%

The TJX Cos., Inc.	170,107	11,616,607

		11,616,607
Technology Hardware, Storage & Peripherals – 9.7%

Apple, Inc.	456,821	60,615,579

		60,615,579
Textiles, Apparel & Luxury Goods – 4.4%

NIKE, Inc., Class B	69,401	9,818,160

PVH Corp.	63,579	5,969,432

Under Armour, Inc., Class C(1)	322,011	4,791,524

December 31, 2020	Shares	Value
Textiles, Apparel & Luxury Goods (continued)

VF Corp.	80,608	$6,884,729

		27,463,845

Total Common Stocks (Cost $422,014,554)		620,946,460

	Principal Amount	Value
Short–Term Investment – 0.2%

Repurchase Agreements – 0.2%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $1,106,834, due 1/4/2021(2)	$1,106,834	1,106,834

Total Repurchase Agreements (Cost $1,106,834)		1,106,834

Total Investments – 100.1% (Cost $423,121,388)		622,053,294

Liabilities in excess of other assets – (0.1)%		(651,212)

Total Net Assets – 100.0%		$621,402,082

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$1,129,000	$1,129,000

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$620,946,460	$—	$—	$620,946,460
Repurchase Agreements	—	1,106,834	—	1,106,834
Total	$620,946,460	$1,106,834	$—	$622,053,294

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$622,053,294

Dividends/interest receivable	172,647

Reimbursement receivable from adviser	16,589

Prepaid expenses	32,539

Total Assets	622,275,069

Liabilities

Payable for fund shares redeemed	314,904

Investment advisory fees payable	284,885

Distribution fees payable	129,738

Accrued audit fees	27,999

Accrued custodian and accounting fees	23,293

Accrued trustees’ and officers’ fees	2,539

Accrued expenses and other liabilities	89,629

Total Liabilities	872,987

Total Net Assets	$621,402,082

Net Assets Consist of:

Paid-in capital	$327,708,191

Distributable earnings	293,693,891

Total Net Assets	$621,402,082

Investments, at Cost	$423,121,388

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	26,071,178

Net Asset Value Per Share	$23.83

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$4,394,779

Interest	1,379

Total Investment Income	4,396,158

Expenses

Investment advisory fees	3,224,103

Distribution fees	1,462,285

Trustees’ and officers’ fees	191,446

Professional fees	153,715

Administrative fees	51,730

Custodian and accounting fees	44,414

Shareholder reports	39,256

Transfer agent fees	21,772

Other expenses	42,992

Total Expenses	5,231,713

Less: Fees waived	(144,656)

Net expenses before adviser recoupment	5,087,057

Expenses recouped by adviser	1,695

Total Expenses	5,088,752

Net Investment Income/(Loss)	(692,594)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	69,782,090

Net change in unrealized appreciation/(depreciation) on investments	116,655,201

Net Gain on Investments	186,437,291

Net Increase in Net Assets Resulting From Operations	$185,744,697

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$(692,594)	$(24,064)

Net realized gain/(loss) from investments	69,782,090	19,546,771

Net change in unrealized appreciation/(depreciation) on investments	116,655,201	86,374,561

Net Increase in Net Assets Resulting from Operations	185,744,697	105,897,268

Capital Share Transactions

Proceeds from sales of shares	989,920	403,864,159 [1]

Cost of shares redeemed	(191,087,286)	(65,150,899)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(190,097,366)	338,713,260

Net Increase/(Decrease) in Net Assets	(4,352,669)	444,610,528

Net Assets

Beginning of year	625,754,751	181,144,223

End of year	$621,402,082	$625,754,751

Other Information:

Shares

Sold	53,781	25,527,981

Redeemed	(9,802,833)	(4,177,591)

Net Increase/(Decrease)	(9,749,052)	21,350,390

[1]	Includes in-kind subscriptions of $352,026,598. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$17.47	$(0.02)		$6.38	$6.36	$23.83	36.41%

Year Ended 12/31/19	12.52	(0.00	)(4)	4.95	4.95	17.47	39.54%

Year Ended 12/31/18	12.67	(0.01)		(0.14)	(0.15)	12.52	(1.18)%

Year Ended 12/31/17	9.85	0.03		2.79	2.82	12.67	28.63%

Period Ended 12/31/16(5)	10.00	0.01		(0.16)	(0.15)	9.85	(1.50)	%(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$621,402	0.87%		0.89%		(0.12)%		(0.14)%		24%

625,755	0.87%		0.96%		(0.01)%		(0.10)%		116%

181,144	0.87%		1.04%		(0.05)%		(0.22)%		47%

8,521	1.00%		2.08%		0.27%		(0.81)%		77%

8,165	1.00	%(6)	3.16	%(6)	0.39	%(6)	(1.77)	%(6)	42%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $(0.00) per share.

(5)	Commenced operations on September 1, 2016.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $144,656.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. During the year ended December 31, 2020, Park Avenue recouped previously waived or reimbursed expenses in the amount of $1,695. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $38,387, expiring on April 9, 2021.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $1,462,285 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

amounted to $142,590,681 and $330,492,674, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8173

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Diversified Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Diversified Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

FUND COMMENTARY OF PUTNAM INVESTMENT MANAGEMENT, LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned 20.19%, outperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), for the 12 months ended December 31, 2020. The Fund’s outperformance relative to the Index was due to positive security selection across all sectors but energy. Sector allocation effect was slightly negative in the period. The Fund’s underweight allocation to the information technology sector detracted most from relative results.

•	The Index returned 18.40% for the period. The strong return can primarily be attributed to the information technology sector. Other sectors with meaningful contributions were consumer discretionary, communications services, and materials.

Market Overview

It was a tale of two markets in 2020. Despite the severe start to the period, all three major U.S. indexes posted gains for the year. The first quarter of 2020 was dominated by the COVID-19 pandemic, which pushed the U.S. closer to a recession while all three major equity indexes posted double-digit losses. Notably, March saw trading on the New York Stock Exchange halted several times due to significant price declines. As the virus expanded nationwide and new cases rose exponentially, federal and state policy makers issued varying degrees of stay-at-home orders for citizens. Consequently, a significant amount of economic activity was paused. Businesses of all sizes closed, and millions of workers lost their jobs. Stocks jumped briefly after Congress passed a $2 trillion emergency relief package, and equity markets bounced back for three sessions in the final days of March.

Following the severe declines in the first quarter, equity markets saw a strong recovery. In the second quarter, U.S. stocks posted their best quarterly performance in some 20 years, capping off three months of volatility. Improving economic data and investor sentiment about the reopening of the economy drove stocks higher. Consumer confidence rose and data showed that home prices made gains in April. The U.S. Federal Reserve (the “Fed”) held interest rates steady and vowed to act appropriately to support the economy, introducing several programs to support liquidity and stability in funding markets.

In the second half of the year, despite ongoing uncertainty around the economic recovery and the trajectory of the COVID-19 pandemic, U.S. equities continued their upward trend. Technology stocks rallied through the summer as some of the country’s largest companies released better-than-expected earnings reports. Periodic news about the potential for a COVID-19 vaccine also lifted stocks. In September, markets were volatile, and stocks recorded losses for the month. Investor sentiment waned after the Fed took a more cautious tone and Fed Chair Jerome Powell stated that the path ahead for U.S. economic recovery “continues to be highly uncertain.”

The year finished off with a volatile fourth quarter as U.S. stocks posted gains despite surging COVID-19 cases and uncertainty surrounding a pandemic relief bill. In November, U.S. equities soared when Joe Biden was declared the winner of the U.S. presidential election, easing post-election uncertainty, and again after the first COVID-19 vaccine received approval for emergency use and the rollout began.

Portfolio Review

The Fund’s outperformance relative to the Index was due to positive security selection across all sectors but energy. Sector allocation effect was slightly negative in the period. Despite strong stock selection within information technology, the Fund’s underweight allocation to the sector detracted most from relative results. The strongest relative performing sectors within the portfolio were industrials, communication services, and consumer discretionary. Underperformance relative to the Index within the information technology and energy sectors was a result of an underweight to the information technology sector and unfavorable security selection within the energy sector.

Outlook

Equity markets proved their resilience in dramatic fashion in 2020. After a brutal first quarter and an economic contraction of astounding suddenness and magnitude, we saw a remarkable rebound in the months that followed. While the pandemic hurt global economies and caused hardship in so many ways, returns for many stocks surged in 2020. We closed out a record-setting year for many equity indexes just as distribution began for two COVID-19 vaccines.

1

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Looking ahead, we believe a number of catalysts could help drive equities higher in the year ahead. With the arrival of vaccines, investors could be anticipating a sustained and robust economic recovery over the next few years. This benefits cyclically sensitive stocks in sectors such as industrials, financials, and consumer discretionary. Moreover, we expect that buoyant economic conditions should also propel sales growth for many companies in the technology and communications sectors.

We believe there will be limits as to how fast the economy can rebound in 2021 and into 2022, which could mean we will see a prolonged recovery. For example, we are already seeing capacity constraints in shipping, trucking, and rails as freight volumes increase. We are also likely to see increased merger-and-acquisition activity as companies that were hesitant to make large strategic moves in the midst of the pandemic will now revisit them.

While absolute equity valuations may be on the high side relative to history, we believe stocks remain extremely cheap when compared with bonds. This was the case a year ago, and it became more pronounced in 2020, due to the sharp decline in 10-year Treasury yields. Also supporting our bullish outlook is the record amount that is invested in cash proxies — a trend that was exacerbated by COVID-19 crisis. Market participants who are now holding super-low-yielding fixed-income investments may be looking to move those assets to equities as the economic outlook brightens. Many investors have come to recognize that the bulk of the S&P 500 Index is made up of high-quality growing companies, which has made them resilient in times of economic turbulence, with 2020 being a textbook example.

We believe the months ahead should also bring volatility to equity markets. As the economy rebounds, it could put upward pressure on prices, leading to inflation. This could result in pullbacks for the equity markets, which we view as buying opportunities, as we don’t think higher inflation will be sustained.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $193,384,406

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Microsoft Corp.	5.62%
Amazon.com, Inc.	4.85%
Apple, Inc.	4.43%
Alphabet, Inc., Class A	3.41%
PayPal Holdings, Inc.	2.12%
Facebook, Inc., Class A	1.85%
The Procter & Gamble Co.	1.83%
Citigroup, Inc.	1.74%
Fiserv, Inc.	1.74%
Activision Blizzard, Inc.	1.74%
Total	29.33%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	20.19%	—	—	16.03%
Standard & Poor’s 500® Index		18.40%	—	—	15.74%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Diversified Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$ 1,000.00	$1,226.70	$5.60	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 98.5%

Aerospace & Defense – 1.8%

General Dynamics Corp.	3,746	$557,480

Northrop Grumman Corp.	2,563	780,997

Raytheon Technologies Corp.	24,731	1,768,514

The Boeing Co.	1,645	352,129

		3,459,120
Air Freight & Logistics – 0.2%

FedEx Corp.	1,200	311,544

		311,544
Airlines – 0.3%

Southwest Airlines Co.	13,898	647,786

		647,786
Automobiles – 1.7%

General Motors Co.	8,352	347,777

Tesla, Inc.(1)	4,087	2,884,074

		3,231,851
Banks – 1.7%

Citigroup, Inc.	54,716	3,373,789

		3,373,789
Beverages – 2.4%

Molson Coors Beverage Co., Class B	7,636	345,071

PepsiCo, Inc.	18,553	2,751,410

The Coca-Cola Co.	26,925	1,476,567

		4,573,048
Biotechnology – 2.6%

AbbVie, Inc.	24,046	2,576,529

Alexion Pharmaceuticals, Inc.(1)	1,224	191,238

Amgen, Inc.	4,206	967,044

Biogen, Inc.(1)	2,640	646,430

Regeneron Pharmaceuticals, Inc.(1)	1,356	655,097

		5,036,338
Building Products – 1.0%

Fortune Brands Home & Security, Inc.	9,241	792,138

Johnson Controls International PLC	22,457	1,046,272

		1,838,410
Capital Markets – 4.2%

Intercontinental Exchange, Inc.	8,117	935,809

KKR & Co., Inc.	31,070	1,258,024

Morgan Stanley	17,953	1,230,319

Quilter PLC (United Kingdom)(2)	355,727	747,960

The Charles Schwab Corp.	22,614	1,199,446

The Goldman Sachs Group, Inc.	10,156	2,678,239

		8,049,797
Chemicals – 1.3%

Albemarle Corp.	989	145,897

Corteva, Inc.	8,023	310,651

Dow, Inc.	7,460	414,030

DuPont de Nemours, Inc.	3,112	221,294

Eastman Chemical Co.	2,458	246,488

Ecolab, Inc.	1,113	240,809

The Sherwin-Williams Co.	1,221	897,325

		2,476,494

December 31, 2020	Shares	Value

Construction Materials – 0.1%

Summit Materials, Inc., Class A(1)	6,449	$129,496

		129,496
Containers & Packaging – 0.5%

Avery Dennison Corp.	2,527	391,963

Ball Corp.	3,818	355,761

Packaging Corp. of America	1,451	200,108

		947,832
Diversified Financial Services – 0.7%

Berkshire Hathaway, Inc., Class B(1)	5,921	1,372,902

		1,372,902
Electric Utilities – 3.0%

Exelon Corp.	30,656	1,294,296

NextEra Energy, Inc.	20,354	1,570,311

NRG Energy, Inc.	66,832	2,509,542

The Southern Co.	8,552	525,349

		5,899,498
Electrical Equipment – 1.2%

Eaton Corp. PLC	12,824	1,540,675

Emerson Electric Co.	9,515	764,721

		2,305,396
Electronic Equipment, Instruments & Components – 0.4%

Vontier Corp.(1)	24,551	820,003

		820,003
Entertainment – 2.5%

Activision Blizzard, Inc.	36,156	3,357,084

Sea Ltd., ADR(1)	7,432	1,479,340

		4,836,424
Equity Real Estate Investment – 1.2%

Boston Properties, Inc. REIT	4,044	382,279

Gaming and Leisure Properties, Inc. REIT	45,870	1,944,888

		2,327,167
Food & Staples Retailing – 1.7%

BJ’s Wholesale Club Holdings, Inc.(1)	5,193	193,595

Costco Wholesale Corp.	2,297	865,464

Walmart, Inc.	14,817	2,135,870

		3,194,929
Food Products – 0.5%

Bunge Ltd.	1,366	89,582

McCormick & Co., Inc.	8,799	841,185

		930,767
Health Care Equipment & Supplies – 3.7%

Abbott Laboratories	12,219	1,337,858

Boston Scientific Corp.(1)	19,408	697,718

Danaher Corp.	5,647	1,254,424

DexCom, Inc.(1)	1,469	543,119

Edwards Lifesciences Corp.(1)	6,868	626,568

Medtronic PLC	11,690	1,369,367

The Cooper Cos., Inc.	1,637	594,755

Zimmer Biomet Holdings, Inc.	4,706	725,147

		7,148,956

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2020	Shares	Value
Health Care Providers & Services – 2.1%

Cigna Corp.	6,461	$1,345,051

Humana, Inc.	1,172	480,837

UnitedHealth Group, Inc.	6,537	2,292,395

		4,118,283
Hotels, Restaurants & Leisure – 1.6%

Airbnb, Inc., Class A(1)	239	35,085

Aramark	11,866	456,604

Chipotle Mexican Grill, Inc.(1)	594	823,706

Hilton Worldwide Holdings, Inc.	7,598	845,353

Penn National Gaming, Inc.(1)	5,107	441,092

Wynn Resorts Ltd.	3,716	419,276

		3,021,116
Household Products – 1.8%

The Procter & Gamble Co.	25,474	3,544,452

		3,544,452
Industrial Conglomerates – 1.0%

General Electric Co.	46,096	497,837

Honeywell International, Inc.	6,767	1,439,341

		1,937,178
Insurance – 2.9%

AIA Group Ltd. (Hong Kong)	42,000	517,342

American International Group, Inc.	37,748	1,429,139

Assured Guaranty Ltd.	40,651	1,280,100

AXA S.A. (France)	45,452	1,090,433

Prudential PLC (United Kingdom)	74,837	1,381,359

		5,698,373
Interactive Media & Services – 5.3%

Alphabet, Inc., Class A(1)	3,760	6,589,926

Facebook, Inc., Class A(1)	13,087	3,574,845

		10,164,771
Internet & Direct Marketing Retail – 5.5%

Amazon.com, Inc.(1)	2,882	9,386,472

Booking Holdings, Inc.(1)	544	1,211,635

		10,598,107
IT Services – 8.1%

Fidelity National Information Services, Inc.	16,551	2,341,304

Fiserv, Inc.(1)	29,493	3,358,073

Mastercard, Inc., Class A	8,648	3,086,817

PayPal Holdings, Inc.(1)	17,501	4,098,734

Visa, Inc., Class A	12,609	2,757,967

		15,642,895
Leisure Products – 0.3%

Hasbro, Inc.	5,948	556,376

		556,376
Life Sciences Tools & Services – 1.2%

Avantor, Inc.(1)	20,165	567,645

Bio-Rad Laboratories, Inc., Class A(1)	996	580,608

Thermo Fisher Scientific, Inc.	2,448	1,140,229

		2,288,482

December 31, 2020	Shares	Value
Machinery – 0.9%

Deere & Co.	2,418	$650,563

Otis Worldwide Corp.	12,899	871,327

Pentair PLC	5,428	288,173

		1,810,063
Media – 1.5%

Charter Communications, Inc., Class A(1)	4,499	2,976,313

		2,976,313
Metals & Mining – 1.0%

Anglo American PLC (United Kingdom)	23,229	773,695

Freeport-McMoRan, Inc.	22,568	587,219

Newmont Corp.	9,869	591,055

		1,951,969
Multi-Utilities – 0.3%

Ameren Corp.	7,464	582,640

		582,640
Multiline Retail – 1.2%

Dollar General Corp.	3,982	837,414

Target Corp.	8,107	1,431,129

		2,268,543
Oil, Gas & Consumable Fuels – 1.7%

Cairn Energy PLC (United Kingdom)(1)	52,203	150,195

Cenovus Energy, Inc. (Canada)	206,446	1,256,938

ONEOK, Inc.	3,571	137,055

Phillips 66	4,603	321,934

Royal Dutch Shell PLC, Class A (United Kingdom)	32,864	583,447

The Williams Cos., Inc.	8,331	167,037

TOTAL SE (France)	15,595	672,738

		3,289,344
Pharmaceuticals – 3.6%

Bristol Myers Squibb Co.	16,646	1,032,551

Eli Lilly and Co.	8,094	1,366,591

Innoviva, Inc.(1)	21,713	269,024

Johnson & Johnson	11,273	1,774,145

Merck & Co., Inc.	12,893	1,054,647

Pfizer, Inc.	23,642	870,262

Viatris, Inc.(1)	2,933	54,965

Zoetis, Inc.	3,728	616,984

		7,039,169
Professional Services – 0.8%

CoStar Group, Inc.(1)	717	662,709

Thomson Reuters Corp.	10,537	862,875

		1,525,584
Road & Rail – 1.8%

CSX Corp.	6,424	582,978

Union Pacific Corp.	13,932	2,900,921

		3,483,899

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2020	Shares	Value
Semiconductors & Semiconductor Equipment – 6.3%

Advanced Micro Devices, Inc.(1)	22,724	$2,084,018

Monolithic Power Systems, Inc.	5,761	2,109,851

NXP Semiconductors N.V.	20,216	3,214,546

QUALCOMM, Inc.	14,923	2,273,370

Texas Instruments, Inc.	15,792	2,591,941

		12,273,726
Software – 7.4%

Adobe, Inc.(1)	6,711	3,356,305

Microsoft Corp.	48,900	10,876,338

		14,232,643
Specialty Retail – 2.4%

Advance Auto Parts, Inc.	1,643	258,789

Burlington Stores, Inc.(1)	120	31,386

CarMax, Inc.(1)	6,720	634,771

The Home Depot, Inc.	11,502	3,055,162

The TJX Cos., Inc.	9,873	674,227

		4,654,335
Technology Hardware, Storage & Peripherals – 4.4%

Apple, Inc.	64,566	8,567,263

		8,567,263
Textiles, Apparel & Luxury Goods – 0.8%

Levi Strauss & Co., Class A	17,275	346,882

NIKE, Inc., Class B	8,823	1,248,190

		1,595,072
Tobacco – 0.4%

Altria Group, Inc.	19,595	803,395

		803,395
Trading Companies & Distributors – 0.3%

United Rentals, Inc.(1)	2,407	558,207

Yellow Cake PLC (United Kingdom)(1)(2)	13,065	44,536

		602,743
Wireless Telecommunication Services – 1.2%

T-Mobile U.S., Inc.(1)	17,109	2,307,149

		2,307,149

Total Common Stocks (Cost $140,477,467)		190,445,430
Convertible Preferred Stocks – 0.2%

KKR & Co., Inc., 6.00%	5,655	340,883

Total Convertible Preferred Stocks (Cost $282,750)		340,883

	Principal Amount	Value
Short–Term Investment – 1.4%

Repurchase Agreements – 1.4%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $2,768,841, due 1/4/2021(3)	$2,768,841	$2,768,841

Total Repurchase Agreements (Cost $2,768,841)		2,768,841

Total Investments – 100.1% (Cost $143,529,058)		193,555,154

Liabilities in excess of other assets – (0.1)%		(170,748)

Total Net Assets – 100.0%		$193,384,406

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2020, the aggregate market value of these securities amounted to $792,496, representing 0.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$2,824,300	$2,824,300

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$184,483,725	$5,961,705	*	$—	$190,445,430
Convertible Preferred Stocks	—	340,883	*	—	340,883
Repurchase Agreements	—	2,768,841		—	2,768,841
Total	$184,483,725	$9,071,429		$—	$193,555,154

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$193,555,154

Foreign currency, at value	89

Receivable for investments sold	400,180

Dividends/interest receivable	100,151

Foreign tax reclaims receivable	4,860

Reimbursement receivable from adviser	1,803

Prepaid expenses	10,300

Total Assets	194,072,537

Liabilities

Payable for investments purchased	233,570

Payable for fund shares redeemed	181,940

Investment advisory fees payable	97,154

Accrued custodian and accounting fees	40,572

Distribution fees payable	40,481

Accrued audit fees	27,999

Accrued trustees’ and officers’ fees	638

Accrued expenses and other liabilities	65,777

Total Liabilities	688,131

Total Net Assets	$193,384,406

Net Assets Consist of:

Paid-in capital	$113,384,471

Distributable earnings	79,999,935

Total Net Assets	$193,384,406

Investments, at Cost	$143,529,058

Foreign Currency, at Cost	$88

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	10,153,978

Net Asset Value Per Share	$19.05

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$2,780,641

Interest	742

Withholding taxes on foreign dividends	(19,265)

Total Investment Income	2,762,118

Expenses

Investment advisory fees	1,082,013

Distribution fees	450,839

Custodian and accounting fees	76,721

Professional fees	68,676

Trustees’ and officers’ fees	58,199

Administrative fees	51,730

Transfer agent fees	19,956

Shareholder reports	13,639

Other expenses	11,193

Total Expenses	1,832,966

Less: Fees waived	(20,160)

Total Expenses, Net	1,812,806

Net Investment Income/(Loss)	949,312

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	12,494,482

Net realized gain/(loss) from foreign currency transactions	(10,904)

Net change in unrealized appreciation/(depreciation) on investments	20,952,410

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	528

Net Gain on Investments and Foreign Currency Transactions	33,436,516

Net Increase in Net Assets Resulting From Operations	$34,385,828

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$949,312	$1,298,556

Net realized gain/(loss) from investments and foreign currency transactions	12,483,578	10,503,739

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	20,952,938	37,626,322

Net Increase in Net Assets Resulting from Operations	34,385,828	49,428,617

Capital Share Transactions

Proceeds from sales of shares	3,609,135	25,656,494 [1]

Cost of shares redeemed	(40,660,530)	(27,228,367)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(37,051,395)	(1,571,873)

Net Increase/(Decrease) in Net Assets	(2,665,567)	47,856,744

Net Assets

Beginning of year	196,049,973	148,193,229

End of year	$193,384,406	$196,049,973

Other Information:

Shares

Sold	241,654	1,773,980

Redeemed	(2,460,511)	(1,914,785)

Net Decrease	(2,218,857)	(140,805)

[1]	Includes in-kind subscriptions of $22,345,743. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$15.85	$0.08	$3.12	$3.20	$19.05	20.1	9%

Year Ended 12/31/19	11.84	0.11	3.90	4.01	15.85	33.8	7%

Year Ended 12/31/18	12.65	0.09	(0.90)	(0.81)	11.84	(6.40)%

Year Ended 12/31/17	10.37	0.08	2.20	2.28	12.65	21.9	9%

Period Ended 12/31/16(4)	10.00	0.04	0.33	0.37	10.37	3.7	0%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$193,384	1.01%		1.02%		0.52%		0.51%		76%

196,050	1.01%		1.03%		0.77%		0.75%		88%

148,193	1.02%		1.09%		0.68%		0.61%		88%

12,129	0.96%		2.43%		0.67%		(0.80)%		154%

10,139	0.96%	(5)	3.07%	(5)	1.12%	(5)	(0.99)%	(5)	61%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to May 1, 2020, the expense limitation was 1.02%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $20,160.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement for the year ended December 31, 2020 is $60,975, expiring on April 9, 2021.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management LLC (“Putnam”). Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $450,839 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

amounted to $134,973,168 and $169,691,849, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of the

Guardian Diversified Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Diversified Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8168

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Growth & Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Growth & Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

FUND COMMENTARY OF ALLIANCEBERNSTEIN L.P., SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Growth & Income VIP Fund returned 2.12%, underperforming the Russell 1000® Value Index[1] (the “Index”), which is the Fund’s benchmark, for the 12 months ended December 31, 2020. Stock selection within the industrials and financials sectors contributed to the Fund’s underperformance relative to the Index.

•	The Index returned 2.80% for the year.

•	For the period, large-cap stocks, led by U.S. technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

Market Overview

U.S. markets recorded positive returns for the 12-month period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of this recovery, global economies rebounded from record gross domestic product (GDP) contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested U.S. presidential election and lack of additional U.S. fiscal stimulus. At the end of the period — despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus — optimism over the start of vaccine distribution, clarity following the U.S. elections, and passage of both a U.S. relief package and a post-Brexit trade deal fueled a broad-based rally. For the 12-month period ended December 31, 2020, large-cap stocks, led by U.S. technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

Portfolio Review

The Fund’s portfolio continued to hold shares of companies we consider to be high quality with strong fundamental prospects. Overweight positions in sectors like consumer discretionary, healthcare and technology, as well as an underweight to energy, contributed to the Fund’s performance.

However, stock selection within the industrials and financials sectors was particularly challenging in 2020. The coronavirus led to all but a complete shutdown in economic activity, which pressured industrials, particularly those related to aerospace. At the same time, unprecedented monetary and fiscal stimulus, along with record unemployment pressured many of the financials. While these companies faced challenges, we remain optimistic around the possibility of a continued recovery in economic activity. During the year, we looked to take advantage of significant spreads between growth and value, adding considerably to short-cycle industrial holdings as well as semiconductors in technology. This increase in exposure contributed to relative returns in the fourth quarter, and ultimately for the year as a whole.

Outlook

Value stocks have experienced historic underperformance versus growth stocks for 2020, as COVID-19 pressured many non-technology business models and investors rewarded many work-from-home growth companies. The challenges of 2020 are providing an excellent opportunity to assess both business models and corporate cultures. We believe that the Fund continues to exhibit strong underlying fundamental integrity, while trading at attractive valuations versus the market. We remain optimistic about the recent broadening of the market and believe that vaccine deployment and extreme monetary and fiscal stimulus support a GDP recovery and possibly reflation in 2021. We seek to invest the Fund’s assets in attractively valued companies that are good businesses exhibiting signs of improving success. We believe the Fund’s holdings have attractive fundamentals that are consistent with our philosophy — high free-cash-flow yields, low earnings variability and low leverage. We believe these well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.

1

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $198,154,938

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2] As of December 31, 2020

Holding	% of Total Net Assets
Comcast Corp., Class A	3.79%
Berkshire Hathaway, Inc., Class B	3.67%
Verizon Communications, Inc.	3.30%
Walmart, Inc.	2.97%
Roche Holding AG, ADR	2.84%
Philip Morris International, Inc.	2.67%
The Allstate Corp.	2.52%
JPMorgan Chase & Co.	2.49%
Amgen, Inc.	2.41%
Alexion Pharmaceuticals, Inc.	2.36%
Total	29.02%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	2.12%	—	—	9.72%
Russell 1000® Value Index		2.80%	—	—	8.88%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Growth & Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,222.40	$5.64	1.01%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.13	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 97.0%

Aerospace & Defense – 3.3%

Curtiss-Wright Corp.	9,333	$1,085,894

Hexcel Corp.	39,032	1,892,662

Raytheon Technologies Corp.	50,257	3,593,878

		6,572,434
Airlines – 0.5%

Southwest Airlines Co.	20,657	962,823

		962,823
Auto Components – 2.8%

BorgWarner, Inc.	69,385	2,681,036

Gentex Corp.	85,770	2,910,176

		5,591,212
Banks – 6.4%

Citigroup, Inc.	55,659	3,431,934

JPMorgan Chase & Co.	38,808	4,931,333

Wells Fargo & Co.	140,908	4,252,603

		12,615,870
Biotechnology – 4.8%

Alexion Pharmaceuticals, Inc.(1)	29,974	4,683,138

Amgen, Inc.	20,744	4,769,460

		9,452,598
Capital Markets – 3.8%

LPL Financial Holdings, Inc.	22,062	2,299,302

Northern Trust Corp.	26,568	2,474,544

The Goldman Sachs Group, Inc.	10,633	2,804,028

		7,577,874
Communications Equipment – 4.0%

Ciena Corp.(1)	12,364	653,438

Cisco Systems, Inc.	48,473	2,169,167

F5 Networks, Inc.(1)	20,812	3,661,663

Lumentum Holdings, Inc.(1)	16,044	1,520,971

		8,005,239
Construction & Engineering – 2.6%

EMCOR Group, Inc.	29,378	2,686,912

Valmont Industries, Inc.	13,593	2,377,823

		5,064,735
Consumer Finance – 0.6%

Capital One Financial Corp.	12,001	1,186,299

		1,186,299
Containers & Packaging – 0.3%

Avery Dennison Corp.	4,450	690,240

		690,240
Distributors – 1.3%

LKQ Corp.(1)	71,721	2,527,448

		2,527,448
Diversified Financial Services – 3.7%

Berkshire Hathaway, Inc., Class B(1)	31,323	7,262,864

		7,262,864
Diversified Telecommunication Services – 3.3%

Verizon Communications, Inc.	111,474	6,549,097

		6,549,097

December 31, 2020	Shares	Value

Electrical Equipment – 2.2%

Emerson Electric Co.	38,522	$3,096,013

Hubbell, Inc.	7,732	1,212,300

		4,308,313
Electronic Equipment, Instruments & Components – 2.9%

Dolby Laboratories, Inc., Class A	21,554	2,093,540

Keysight Technologies, Inc.(1)	17,579	2,322,010

Littelfuse, Inc.	5,010	1,275,847

		5,691,397
Energy Equipment & Services – 0.6%

Helmerich & Payne, Inc.	47,951	1,110,545

		1,110,545
Equity Real Estate Investment – 0.8%

Mid-America Apartment Communities, Inc. REIT	13,270	1,681,176

		1,681,176
Food & Staples Retailing – 3.0%

Walmart, Inc.	40,795	5,880,599

		5,880,599
Health Care Providers & Services – 4.4%

Anthem, Inc.	11,312	3,632,170

Cigna Corp.	17,870	3,720,177

Quest Diagnostics, Inc.	11,643	1,387,496

		8,739,843
Household Durables – 2.6%

D.R. Horton, Inc.	51,727	3,565,025

Garmin Ltd.	14,001	1,675,360

		5,240,385
Industrial Conglomerates – 0.9%

3M Co.	10,090	1,763,631

		1,763,631
Insurance – 5.7%

Aflac, Inc.	30,606	1,361,049

Fidelity National Financial, Inc.	82,185	3,212,612

Reinsurance Group of America, Inc.	14,368	1,665,251

The Allstate Corp.	45,482	4,999,836

		11,238,748
IT Services – 5.8%

Akamai Technologies, Inc.(1)	14,716	1,545,033

Cognizant Technology Solutions Corp., Class A	44,274	3,628,254

Leidos Holdings, Inc.	37,983	3,992,773

MAXIMUS, Inc.	32,947	2,411,391

		11,577,451
Machinery – 1.9%

Altra Industrial Motion Corp.	17,911	992,807

Crane Co.	18,176	1,411,548

The Middleby Corp.(1)	9,987	1,287,524

		3,691,879

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2020	Shares	Value
Media – 4.8%

Comcast Corp., Class A	143,206	$7,503,994

Discovery, Inc., Class A(1)	67,350	2,026,562

		9,530,556
Metals & Mining – 1.0%

BHP Group Ltd., ADR	23,330	1,524,382

Steel Dynamics, Inc.	10,754	396,500

		1,920,882
Multiline Retail – 2.8%

Dollar General Corp.	5,254	1,104,916

Target Corp.	25,349	4,474,859

		5,579,775
Oil, Gas & Consumable Fuels – 3.1%

Chevron Corp.	14,192	1,198,514

ConocoPhillips	42,195	1,687,378

EOG Resources, Inc.	33,538	1,672,540

Phillips 66	24,055	1,682,407

		6,240,839
Pharmaceuticals – 5.0%

Pfizer, Inc.	116,816	4,299,997

Roche Holding AG, ADR	128,540	5,635,194

		9,935,191
Professional Services – 1.4%

Robert Half International, Inc.	43,587	2,723,316

		2,723,316
Real Estate Management & Development – 2.1%

CBRE Group, Inc., Class A(1)	65,615	4,115,373

		4,115,373
Road & Rail – 1.7%

Kansas City Southern	9,467	1,932,499

Knight-Swift Transportation Holdings, Inc.	34,084	1,425,393

		3,357,892
Semiconductors & Semiconductor Equipment – 1.4%

Lam Research Corp.	3,913	1,847,992

MKS Instruments, Inc.	6,104	918,347

		2,766,339
Specialty Retail – 1.6%

AutoZone, Inc.(1)	725	859,444

Murphy USA, Inc.	18,194	2,381,049

		3,240,493

December 31, 2020	Shares	Value
Textiles, Apparel & Luxury Goods – 0.6%

Deckers Outdoor Corp.(1)	4,521	$1,296,532

		1,296,532
Tobacco – 2.7%

Philip Morris International, Inc.	63,925	5,292,351

		5,292,351
Trading Companies & Distributors – 0.6%

MSC Industrial Direct Co., Inc., Class A	13,378	1,128,969

		1,128,969

Total Common Stocks (Cost $160,146,203)		192,111,208

	Principal Amount	Value
Short–Term Investment – 3.1%
Repurchase Agreements – 3.1%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $6,150,016, due 1/4/2021(2)	$6,150,016	6,150,016

Total Repurchase Agreements (Cost $6,150,016)		6,150,016

Total Investments – 100.1% (Cost $166,296,219)		198,261,224

Liabilities in excess of other assets – (0.1)%		(106,286)

Total Net Assets – 100.0%		$198,154,938

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$6,273,100	$6,273,100

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$192,111,208	$—	$—	$192,111,208
Repurchase Agreements	—	6,150,016	—	6,150,016
Total	$192,111,208	$6,150,016	$—	$198,261,224

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2020

Assets

Investments, at value	$198,261,224

Dividends/interest receivable	161,030

Foreign tax reclaims receivable	64,562

Receivable for fund shares subscribed	2,394

Prepaid expenses	9,773

Total Assets	198,498,983

Liabilities

Investment advisory fees payable	104,447

Payable for fund shares redeemed	81,734

Distribution fees payable	41,755

Accrued shareholder reports fees	31,955

Accrued audit fees	27,999

Accrued custodian and accounting fees	19,732

Accrued trustees’ and officers’ fees	547

Accrued expenses and other liabilities	35,876

Total Liabilities	344,045

Total Net Assets	$198,154,938

Net Assets Consist of:

Paid-in capital	$159,657,454

Distributable earnings	38,497,484

Total Net Assets	$198,154,938

Investments, at Cost	$166,296,219

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	13,258,156

Net Asset Value Per Share	$14.95

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$3,750,992

Interest	1,894

Withholding taxes on foreign dividends	(24,278)

Total Investment Income	3,728,608

Expenses

Investment advisory fees	1,078,333

Distribution fees	428,472

Professional fees	67,478

Trustees’ and officers’ fees	55,089

Administrative fees	51,730

Custodian and accounting fees	41,886

Transfer agent fees	19,447

Shareholder reports	12,219

Other expenses	10,848

Total Expenses	1,765,502

Less: Fees waived	(38,542)

Net expenses before adviser recoupment	1,726,960

Expenses recouped by adviser	1,579

Total Expenses	1,728,539

Net Investment Income/(Loss)	2,000,069

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(5,727,040)

Net change in unrealized appreciation/(depreciation) on investments	9,523,626

Net Gain on Investments	3,796,586

Net Increase in Net Assets Resulting From Operations	$5,796,655

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Year Ended 12/31/19

Operations

Net investment income/(loss)	$2,000,069	$1,852,514

Net realized gain/(loss) from investments	(5,727,040)	2,160,236

Net change in unrealized appreciation/(depreciation) on investments	9,523,626	34,541,886

Net Increase in Net Assets Resulting from Operations	5,796,655	38,554,636

Capital Share Transactions

Proceeds from sales of shares	22,384,531	8,957,181

Cost of shares redeemed	(17,198,729)	(25,200,352)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	5,185,802	(16,243,171)

Net Increase in Net Assets	10,982,457	22,311,465

Net Assets

Beginning of year	187,172,481	164,861,016

End of year	$198,154,938	$187,172,481

Other Information:

Shares

Sold	1,782,110	683,179

Redeemed	(1,308,309)	(1,860,190)

Net Increase/(Decrease)	473,801	(1,177,011)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$14.64	$0.15	$0.16	$0.31	$14.95	2.12%

Year Ended 12/31/19	11.81	0.14	2.69	2.83	14.64	23.96%

Year Ended 12/31/18	12.85	0.12	(1.16)	(1.04)	11.81	(8.09)%

Year Ended 12/31/17	10.70	0.09	2.06	2.15	12.85	20.09%

Period Ended 12/31/16(4)	10.00	0.04	0.66	0.70	10.70	7.00	%(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$198,155	1.01%		1.03%		1.17%		1.15%		36%

187,172	1.01%		1.04%		1.01%		0.98%		36%

164,861	1.01%		1.08%		0.94%		0.87%		58%

10,542	0.98%		2.04%		0.81%		(0.25)%		85%

9,457	0.98%	(5)	3.11%	(5)	1.20%	(5)	(0.93)%	(5)	11%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on September 1, 2016.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $38,542.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. During the year ended December 31, 2020, Park Avenue recouped previously waived or reimbursed expenses in the amount of $1,579. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Limitation Agreement for the year ended December 31, 2020 is $45,009, expiring on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $428,472 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $68,091,695 and $59,271,446, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Growth & Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Growth & Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service5	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service5	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8169

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Small Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL CAP CORE VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Small Cap Core VIP Fund (the “Fund”) returned 2.43%, underperforming its benchmark, the Russell 2000® Index[1] (the “Index”), for the 12 months ended December 31, 2020. The Fund’s underperformance relative to the Index was primarily due to stock selection in the health care and financials sectors.

•	The Index delivered a 19.96% return for the period December 31, 2019 through December 31, 2020, driven by strength in the health care sector, which returned 46% for the period, significantly outpacing all other sectors. The second-strongest performer in the Index was information technology (“IT”), at over 800 basis points behind health care, followed by the consumer sectors, benefiting from large stimulus.

Market Overview

U.S. small cap stocks had a volatile one-year period ended December 31, 2020, with the Index overcoming its worst quarter since inception (down 30%) to end the year up roughly 20%. Despite a modest outperformance for value-oriented stocks in the fourth quarter, growth-oriented stocks significantly outpaced value-oriented among both large- and small-caps for the one-year period.

The rapid global spread of the COVID-19 pandemic early in 2020 brought a shock to markets, creating unprecedented volatility across all asset classes late in the first quarter. The market decline differed from prior ones insofar as no asset class or industry was spared. Large fiscal stimulus packages and the U.S. Federal Reserve (the “Fed”) lowering rates effectively to 0% helped the market bounce back in a similarly unprecedented fashion. The rebound continued in the third quarter, albeit at a slower pace, and with a slight rotation from technology and consumer-focused areas of the market toward more cyclical areas, such as industrials and materials sectors, at the end of the period. Strong market returns came amid a shift in the Fed regime as the Fed announced it would no longer pre-emptively raise interest rates to ward off inflation and would instead tolerate periods of inflation above its 2% target. Continued massive fiscal stimulus buoyed personal income and consumer spending, while unemployment remained high.

In a period of large fiscal stimulus, heavy monetary accommodation and stay-at-home measures, large technology platforms able to meet consumer demand remotely led the market. Within small-cap stocks, the growth-focused health care sector outperformed the Index by 26 percentage points, followed by IT and consumer sectors, while the energy sector dropped 37%.

Through most of the period, the “winning” narrative in the stock market was that the combination of low interest rates for an extended period of time and monetary and fiscal stimulus would result in better economic outcomes than what was being discounted in the prices of stocks.

Portfolio Review

The year was one in which being more diversified was a headwind. We believe the rotation within recovery stocks or themes (work-from-home, fuel cell, casinos stocks recently) and velocity of moves without much incremental data was also a headwind for a more long-term-oriented strategy. The Fund’s performance deficit was mainly driven by first-quarter results, where the Fund entered the year underweight in software companies, given their strong multiyear run, and in biotech companies. The Fund also had larger exposures to leisure stocks that we believe were less correlated in any scenario outside a global shutdown.

In 2018 and 2019, health care was among the Fund’s best-performing sectors. In 2020, the Fund’s health care holdings did not do as well as in past years. The Fund has historically been more exposed to biotech companies with existing commercial products and/or near-term opportunities, but in 2020 innovation resulted in dramatic upside partly due to the lower cost of capital.

The strategy had a much stronger second half of the year: the Fund outperformed the market in the third quarter despite negative clinical news on two key health care holdings and kept up in a very strong market in the fourth quarter.

Outlook

Our process is driven by embedded expectations and should be driven by stock picking and 2020 was no different. While the magnitude of the impact has been well beyond what the Fund’s risk metrics entering 2020 would suggest the Fund’s risk to be, we believe that our process remains as resilient as ever and we are optimistic about long-term future performance.

1

The Russell 2000® Index (the “Index”) measures the performance of the small-cap segment of the US equity universe. It is a subset of the Russell 3000 and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN SMALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $337,526,986

Sector Allocation[1] As of December 31, 2020

Top Ten Holdings[2]

Holding	% of Total Net Assets
R1 RCM, Inc.	2.35%
Gray Television, Inc.	2.26%
CommVault Systems, Inc.	1.81%
Bank OZK	1.66%
UTZ Brands, Inc.	1.65%
Wintrust Financial Corp.	1.64%
Murphy USA, Inc.	1.55%
HealthEquity, Inc.	1.55%
Black Hills Corp.	1.53%
Visteon Corp.	1.48%
Total	17.48%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN SMALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Small Cap Core VIP Fund	10/21/2019	2.43%	—	—	11.57%
Russell 2000® Index		19.96%	—	—	24.16%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Small Cap Core VIP Fund and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,365.30	$6.24	1.05%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.33	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 97.5%

Aerospace & Defense – 1.0%

Curtiss-Wright Corp.	30,280	$3,523,078

		3,523,078
Airlines – 1.0%

SkyWest, Inc.	85,383	3,441,789

		3,441,789
Auto Components – 1.5%

Visteon Corp.(1)	39,840	5,000,717

		5,000,717
Banks – 7.1%

Bank OZK	179,445	5,611,245

CVB Financial Corp.	121,530	2,369,835

First Interstate BancSystem, Inc., Class A	100,225	4,086,174

TriState Capital Holdings, Inc.(1)	181,390	3,156,186

WesBanco, Inc.	108,571	3,252,787

Wintrust Financial Corp.	90,679	5,539,580

		24,015,807
Biotechnology – 1.3%

Amarin Corp. PLC, ADR(1)	907,776	4,439,025

		4,439,025
Capital Markets – 3.8%

Blucora, Inc.(1)	200,077	3,183,225

CONX Corp.(1)	210,730	2,202,128

Deerfield Healthcare Technology Acquisitions Corp.(1)(2)	213,620	2,866,782

INSU Acquisition Corp.(1)(2)	313,100	4,530,632

		12,782,767
Chemicals – 1.3%

Avient Corp.	104,450	4,207,246

		4,207,246
Consumer Finance – 4.4%

Encore Capital Group, Inc.(1)	101,035	3,935,313

OneMain Holdings, Inc.	82,415	3,969,107

Oportun Financial Corp.(1)	157,274	3,046,397

PROG Holdings, Inc.	68,976	3,715,737

		14,666,554
Containers & Packaging – 1.0%

Silgan Holdings, Inc.	87,412	3,241,237

		3,241,237
Diversified Consumer Services – 2.1%

frontdoor, Inc.(1)	73,140	3,672,359

Stride, Inc.(1)	155,554	3,302,412

		6,974,771
Diversified Financial Services – 0.6%

East Resources Acquisition Co.(1)	198,670	2,099,942

		2,099,942
Electrical Equipment – 1.0%

EnerSys	39,860	3,310,772

		3,310,772

December 31, 2020	Shares	Value
Electronic Equipment, Instruments & Components – 2.0%

Itron, Inc.(1)	42,071	$4,034,609

nLight, Inc.(1)	81,116	2,648,437

		6,683,046
Energy Equipment & Services – 0.6%

Helmerich & Payne, Inc.	92,500	2,142,300

		2,142,300
Equity Real Estate Investment – 5.6%

Brandywine Realty Trust REIT	190,688	2,271,094

Kite Realty Group Trust REIT	228,972	3,425,421

Lexington Realty Trust REIT	380,934	4,045,519

Outfront Media, Inc. REIT	140,587	2,749,882

Physicians Realty Trust REIT	180,720	3,216,816

RLJ Lodging Trust REIT	227,210	3,215,021

		18,923,753
Food & Staples Retailing – 1.3%

Sprouts Farmers Market, Inc.(1)	219,853	4,419,045

		4,419,045
Food Products – 1.6%

UTZ Brands, Inc.	251,510	5,548,311

		5,548,311
Health Care Equipment & Supplies – 2.0%

Lantheus Holdings, Inc.(1)	184,990	2,495,515

Quotient Ltd.(1)	829,525	4,321,825

		6,817,340
Health Care Providers & Services – 8.0%

Acadia Healthcare Co., Inc.(1)	94,001	4,724,490

Covetrus, Inc.(1)	130,920	3,762,641

Encompass Health Corp.	34,153	2,824,112

HealthEquity, Inc.(1)	75,049	5,231,666

R1 RCM, Inc.(1)	330,146	7,930,107

SOC Telemed, Inc.(1)	327,910	2,570,814

		27,043,830
Health Care Technology – 2.7%

Health Catalyst, Inc.(1)	101,050	4,398,706

Omnicell, Inc.(1)	40,340	4,841,607

		9,240,313
Hotels, Restaurants & Leisure – 1.4%

Everi Holdings, Inc.(1)	345,900	4,776,879

		4,776,879
Household Durables – 0.9%

Century Communities, Inc.(1)	68,310	2,990,612

		2,990,612
Independent Power and Renewable Electricity Producers – 1.0%

NextEra Energy Partners LP	50,919	3,414,119

		3,414,119
Insurance – 2.0%

Assured Guaranty Ltd.	96,759	3,046,941

BRP Group, Inc., Class A(1)	128,430	3,849,047

		6,895,988

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2020	Shares	Value
Interactive Media & Services – 1.3%

QuinStreet, Inc.(1)	209,289	$4,487,156

		4,487,156
IT Services – 4.7%

CSG Systems International, Inc.	63,470	2,860,593

NIC, Inc.	132,340	3,418,342

Switch, Inc., Class A	149,980	2,455,173

TTEC Holdings, Inc.	59,480	4,337,876

WNS Holdings Ltd., ADR(1)	37,855	2,727,453

		15,799,437
Life Sciences Tools & Services – 1.2%

Syneos Health, Inc.(1)	59,556	4,057,550

		4,057,550
Machinery – 2.2%

EnPro Industries, Inc.	58,345	4,406,214

Evoqua Water Technologies Corp.(1)	112,420	3,033,092

		7,439,306
Media – 3.6%

Advantage Solutions, Inc.(1)(2)	342,808	4,514,781

Gray Television, Inc.(1)	426,866	7,636,633

		12,151,414
Metals & Mining – 1.8%

Commercial Metals Co.	187,844	3,858,316

MP Materials Corp.(1)	72,190	2,322,352

		6,180,668
Multi-Utilities – 1.5%

Black Hills Corp.	83,963	5,159,526

		5,159,526
Oil, Gas & Consumable Fuels – 2.5%

Brigham Minerals, Inc., Class A	197,800	2,173,822

CNX Resources Corp.(1)	200,000	2,160,000

International Seaways, Inc.	251,020	4,099,157

		8,432,979
Pharmaceuticals – 1.8%

Aerie Pharmaceuticals, Inc.(1)	134,214	1,813,231

Intra-Cellular Therapies, Inc.(1)	129,774	4,126,813

		5,940,044
Professional Services – 1.8%

ICF International, Inc.	46,396	3,448,615

Korn Ferry	60,730	2,641,755

		6,090,370
Road & Rail – 0.9%

Marten Transport Ltd.	166,210	2,863,798

		2,863,798
Semiconductors & Semiconductor Equipment – 3.3%

Advanced Energy Industries, Inc.(1)	43,670	4,234,680

Semtech Corp.(1)	38,992	2,810,933

Tower Semiconductor Ltd.(1)	158,758	4,099,132

		11,144,745

December 31, 2020	Shares	Value
Software – 4.8%

2U, Inc.(1)	97,024	$3,881,930

CommVault Systems, Inc.(1)	110,429	6,114,454

Rapid7, Inc.(1)	38,974	3,513,896

Vertex, Inc., Class A(1)	72,820	2,537,777

		16,048,057
Specialty Retail – 2.9%

Lithia Motors, Inc., Class A	12,711	3,720,128

Murphy USA, Inc.	40,042	5,240,297

The Aaron’s Co., Inc.(1)	34,488	653,892

		9,614,317
Technology Hardware, Storage & Peripherals – 0.9%

NCR Corp.(1)	80,890	3,039,037

		3,039,037
Thrifts & Mortgage Finance – 2.2%

Essent Group Ltd.	78,262	3,380,919

Washington Federal, Inc.	159,380	4,102,441

		7,483,360
Trading Companies & Distributors – 4.9%

GATX Corp.	39,530	3,288,105

Nesco Holdings, Inc.(1)(2)	400,059	2,527,106

Rush Enterprises, Inc., Class A	77,692	3,218,003

Textainer Group Holdings Ltd.(1)	202,220	3,878,580

Triton International Ltd.	75,421	3,658,673

		16,570,467

Total Common Stocks (Cost $276,382,765)		329,101,472

	Principal Amount	Value
Short–Term Investment – 4.7%
Repurchase Agreements – 4.7%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $16,004,078, due 1/4/2021(3)	$16,004,078	16,004,078

Total Repurchase Agreements (Cost $16,004,078)		16,004,078

Total Investments – 102.2% (Cost $292,386,843)		345,105,550

Liabilities in excess of other assets – (2.2)%		(7,578,564)

Total Net Assets – 100.0%		$337,526,986

(1)	Non–income–producing security.

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

(2)

Security is restricted and deemed illiquid by the investment adviser. Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Information concerning restricted and illiquid securities is as follows:

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Advantage Solutions, Inc.	342,808	$3,428,080	$4,514,781	9/8/2020	1.34%
Deerfield Healthcare Technology Acquisitions Corp.	213,620	2,136,200	2,866,782	12/18/2020	0.85%
INSU Acquisition Corp.	313,100	3,131,000	4,530,632	11/24/2020	1.34%
Nesco Holdings, Inc.	400,059	2,000,295	2,527,106	12/22/2020	0.75%

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$16,324,200	$16,324,200

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$314,662,171	$14,439,301	*	$—	$329,101,472
Repurchase Agreements	—	16,004,078		—	16,004,078
Total	$314,662,171	$30,443,379		$—	$345,105,550

*

Consists of certain securities whose values were determined by investment adviser utilizing observable inputs (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$345,105,550

Dividends/interest receivable	156,185

Prepaid expenses	13,702

Total Assets	345,275,437

Liabilities

Payable for investments purchased	7,267,495

Investment advisory fees payable	208,788

Payable for fund shares redeemed	104,334

Distribution fees payable	69,996

Accrued audit fees	27,999

Accrued custodian and accounting fees	22,185

Accrued expenses and other liabilities	47,654

Total Liabilities	7,748,451

Total Net Assets	$337,526,986

Net Assets Consist of:

Paid-in capital	$285,732,882

Distributable earnings	51,794,104

Total Net Assets	$337,526,986

Investments, at Cost	$292,386,843

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	29,601,012

Net Asset Value Per Share	$11.40

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$4,287,023

Interest	1,309

Total Investment Income	4,288,332

Expenses

Investment advisory fees	1,870,394

Distribution fees	677,679

Trustees’ and officers’ fees	84,688

Professional fees	82,075

Administrative fees	48,314

Custodian and accounting fees	35,583

Shareholder reports	15,729

Transfer agent fees	15,438

Other expenses	21,852

Total Expenses	2,851,752

Less: Fees waived	(5,500)

Total Expenses, Net	2,846,252

Net Investment Income/(Loss)	1,442,080

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(10,295,649)

Net change in unrealized appreciation/(depreciation) on investments	28,681,811

Net Gain on Investments	18,386,162

Net Increase in Net Assets Resulting From Operations	$19,828,242

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$1,442,080	$315,302

Net realized gain/(loss) from investments	(10,295,649)	7,613,664

Net change in unrealized appreciation/(depreciation) on investments	28,681,811	24,036,896

Net Increase in Net Assets Resulting from Operations	19,828,242	31,965,862

Capital Share Transactions

Proceeds from sales of shares	51,279,707	287,630,010 [2]

Cost of shares redeemed	(44,032,454)	(9,144,381)

Net Increase in Net Assets Resulting from Capital Share Transactions	7,247,253	278,485,629

Net Increase in Net Assets	27,075,495	310,451,491

Net Assets

Beginning of period	310,451,491	—

End of period	$337,526,986	$310,451,491

Other Information:

Shares

Sold	6,471,589	28,762,967

Redeemed	(4,765,958)	(867,586)

Net Increase	1,705,631	27,895,381

[1]	Commenced operations on October 21, 2019.

[2]	Includes in-kind subscriptions of $279,131,185. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$11.13	$0.05	$0.22	$0.27	$11.40	2.43%

Period Ended 12/31/19(4)	10.00	0.01	1.12	1.13	11.13	11.30%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$337,527	1.05%		1.05%		0.53%		0.53%		69%

310,451	1.01%	(5)	1.09%	(5)	0.57%	(5)	0.49%	(5)	98%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Small Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, price below current market value, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, private investment in public equity, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.69% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.05% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $5,500.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $677,679 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $190,370,397 and $185,149,237, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2020, Guardian Small Cap Core VIP Fund held four illiquid securities.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period October 21, 2019 (commencement of operations) through December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year ended December 31, 2020, and the changes in its net assets and the financial highlights for the year ended December 31, 2020 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and issuers of private placement securities. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011-2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

1

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

2	The Trust currently consists of 24 separate Funds.
3	Member of the Audit Committee of the Board.
4

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

5

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10526

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Global Utilities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Global Utilities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GLOBAL UTILITIES VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Global Utilities VIP Fund (the “Fund”) returned 4.19% for the 12 months ended December 31, 2020, outperforming its benchmark, the MSCI® ACWI Utilities Index[1] (the “Index”). The Fund’s outperformance relative to the Index was driven by sector allocation and strong security selection in the renewable electricity, independent power producers, and multi-utilities sectors.

•	The Index returned 3.81% for the 12 months ended December 31, 2020. Within the Index, the renewable electricity and electric utilities sub-industries had the strongest absolute performance while the independent power producers and multi-utilities sectors posted negative returns during the period.

Market Overview

Global equities rallied for the third consecutive quarter, closing out 2020 with a gain of 16.8% as measured by the MSCI All Country World Index2. The market was bolstered by better-than-expected third-quarter earnings, economic resilience, substantial monetary support from the U.S. Federal Reserve (the “Fed”), and optimism that vaccines will support a broad reopening of the U.S. economy in 2021. A sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December, the U.S. government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion, which extends unemployment benefits into March, provides direct payments to U.S. households, and supplies funding for small businesses, schools, and vaccine distribution. The Fed committed to purchasing at least $120 billion of U.S. government debt per month until the U.S. economic recovery realizes substantial progress, suggesting that interest rates will remain near zero until at least 2023. Joe Biden was elected president of the United States after a closely contested election, removing a key element of uncertainty for the market. Third quarter earnings results for companies in the Standard & Poor’s 500® Index3 were significantly better than many expected, with those leveraged to work-at-home trends generating the best results. Merger volume in the fourth quarter was on track to be the strongest since 2016, and IPO volume in 2020 reached a record $175 billion.

Portfolio Review

Sector allocation, a fall out of the Fund’s bottom-up stock selection process, was the primary driver of outperformance relative to the Index during the period. Sector allocation was driven by the Fund’s overweight to renewable electricity and underweight to multi-utilities, and only partially offset by our overweight to independent power producers and energy traders. Strong stock selection in renewable electricity, independent power producers and energy traders, and multi-utilities sub-industries was only partially offset by weaker selection in electric utilities and water utilities.

Outlook

We believe that the performance goals of the portfolio are only measurable over a multi-year period, and not over short time horizons. In the long run, we believe that our bottom-up security analysis based on company fundamentals will drive performance relative to the Index. Similar to the previous quarter, utilities as a sector did not participate in the fourth quarter equity rally to the extent that we would have expected. Importantly, we believe that the underlying fundamentals of these businesses are largely unchanged, and forward-looking returns are very attractive relative to history. Our primary valuation metric, Intrinsic Return, is a measure of annualized value creation and thus can serve as a proxy for annualized prospective return potential. Intrinsic Return equals the combination of free cash flow plus the net present value of growth investments, plus the net present value of pricing power. While market fluctuations can distort short-term returns, we believe that using Intrinsic Return will enable us to select the long-term winners in the sector, and provide attractive risk-adjusted returns over time.

[1]

The MSCI® ACWI Utilities Index (the “Index”) measures the performance of large- and mid-cap global equities across 23 developed and 26 emerging markets that are classified as falling within the utilities sector as per the Global Industry Classification Standard (GICS). Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The MSCI® All Country World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[3]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $84,618,684

Geographic Region Allocation[1] As of December 31, 2020

Top Ten Holdings[1] As of December 31, 2020

Holding	Country	% of Total Net Assets
Duke Energy Corp.	United States	8.39%
Iberdrola S.A.	Spain	8.13%
China Longyuan Power Group Corp. Ltd., Class H	China	6.94%
Engie S.A.	France	4.83%
NextEra Energy, Inc.	United States	4.73%
The AES Corp.	United States	4.64%
Exelon Corp.	United States	4.59%
Edison International	United States	4.54%
The Southern Co.	United States	4.41%
Enel S.p.A.	Italy	4.30%
Total		55.50%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Global Utilities VIP Fund	10/21/2019	4.19%	—	—	5.81%
MSCI® ACWI Utilities Index		3.81%	—	—	5.07%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Global Utilities VIP Fund and the MSCI® ACWI Utilities Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,179.70	$5.64	1.03%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.23	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2020	Shares	Value
Common Stocks – 99.4%

Bermuda – 3.3%

CK Infrastructure Holdings Ltd.	518,500	$2,786,720

		2,786,720
Brazil – 1.5%

Cia de Saneamento do Parana	251,100	1,261,076

		1,261,076
Cayman Islands – 3.8%

ENN Energy Holdings Ltd.	216,200	3,173,373

		3,173,373
China – 6.9%

China Longyuan Power Group Corp. Ltd., Class H	5,868,000	5,870,533

		5,870,533
France – 4.8%

Engie S.A.(1)	267,116	4,089,877

		4,089,877
Germany – 4.3%

E.ON SE	214,379	2,374,247

RWE AG	29,301	1,237,549

		3,611,796
Italy – 4.3%

Enel S.p.A.	360,025	3,635,664

		3,635,664
Japan – 2.9%

The Kansai Electric Power Co., Inc.	146,700	1,394,958

Tokyo Gas Co. Ltd.	44,400	1,032,143

		2,427,101
Spain – 8.1%

Iberdrola S.A.	481,337	6,883,866

		6,883,866
United Kingdom – 3.6%

National Grid PLC	253,654	3,021,167

		3,021,167

December 31, 2020	Shares	Value
United States – 55.9%

American Electric Power Co., Inc.	30,900	$2,573,043

Avangrid, Inc.	27,014	1,227,786

CenterPoint Energy, Inc.	167,759	3,630,305

Duke Energy Corp.	77,553	7,100,753

Edison International	61,130	3,840,187

Exelon Corp.	91,980	3,883,395

FirstEnergy Corp.	111,416	3,410,444

NextEra Energy, Inc.	51,826	3,998,376

NRG Energy, Inc.	87,258	3,276,538

Pinnacle West Capital Corp.	44,015	3,518,999

Sempra Energy	25,307	3,224,365

The AES Corp.	167,135	3,927,672

The Southern Co.	60,742	3,731,381

		47,343,244

Total Common Stocks (Cost $76,426,375)		84,104,417

	Principal Amount	Value
Short–Term Investment – 0.3%

Repurchase Agreements – 0.3%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $247,019, due 1/4/2021(2)	$247,019	247,019

Total Repurchase Agreements (Cost $247,019)		247,019

Total Investments – 99.7% (Cost $76,673,394)		84,351,436

Assets in excess of other liabilities – 0.3%		267,248

Total Net Assets – 100.0%		$84,618,684

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$252,000	$252,000

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Bermuda	$—	$2,786,720	*	$—	$2,786,720
Brazil	—	1,261,076	*	—	1,261,076
Cayman Islands	—	3,173,373	*	—	3,173,373
China	—	5,870,533	*	—	5,870,533
France	—	4,089,877	*	—	4,089,877
Germany	—	3,611,796	*	—	3,611,796
Italy	—	3,635,664	*	—	3,635,664
Japan	—	2,427,101	*	—	2,427,101
Spain	—	6,883,866	*	—	6,883,866
United Kingdom	—	3,021,167	*	—	3,021,167
United States	47,343,244	—		—	47,343,244
Repurchase Agreements	—	247,019		—	247,019
Total	$47,343,244	$37,008,192		$—	$84,351,436

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$84,351,436

Foreign currency, at value	9

Receivable for investments sold	261,945

Dividends/interest receivable	159,443

Foreign tax reclaims receivable	47,132

Prepaid expenses	3,955

Total Assets	84,823,920

Liabilities

Investment advisory fees payable	52,494

Payable for fund shares redeemed	36,927

Accrued administrative fees	31,955

Accrued audit fees	29,999

Accrued custodian and accounting fees	29,311

Distribution fees payable	17,495

Accrued trustees’ and officers’ fees	412

Accrued expenses and other liabilities	6,643

Total Liabilities	205,236

Total Net Assets	$84,618,684

Net Assets Consist of:

Paid-in capital	$78,307,396

Distributable earnings	6,311,288

Total Net Assets	$84,618,684

Investments, at Cost	$76,673,394

Foreign Currency, at Cost	$9

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	7,906,502

Net Asset Value Per Share	$10.70

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$2,507,609

Non-cash dividends	231,860

Interest	270

Withholding taxes on foreign dividends	(79,548)

Total Investment Income	2,660,191

Expenses

Investment advisory fees	573,887

Distribution fees	196,537

Administrative fees	47,938

Professional fees	46,245

Custodian and accounting fees	36,475

Trustees’ and officers’ fees	24,835

Transfer agent fees	15,013

Shareholder reports	8,992

Other expenses	6,298

Total Expenses	956,220

Less: Fees waived	(146,489)

Total Expenses, Net	809,731

Net Investment Income/(Loss)	1,850,460

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(3,483,046)

Net realized gain/(loss) from foreign currency transactions	(216)

Net change in unrealized appreciation/(depreciation) on investments	5,735,612

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	3,765

Net Gain on Investments and Foreign Currency Transactions	2,256,115

Net Increase in Net Assets Resulting from Operations	$4,106,575

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$1,850,460	$236,629

Net realized gain/(loss) from investments and foreign currency transactions	(3,483,262)	23,643

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	5,739,377	1,944,441

Net Increase in Net Assets Resulting from Operations	4,106,575	2,204,713

Capital Share Transactions

Proceeds from sales of shares	5,841,597	87,564,831 [2]

Cost of shares redeemed	(10,636,621)	(4,462,411)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,795,024)	83,102,420

Net Increase/(Decrease) in Net Assets	(688,449)	85,307,133

Net Assets

Beginning of period	85,307,133	—

End of period	$84,618,684	$85,307,133

Other Information:

Shares

Sold	676,491	8,756,559

Redeemed	(1,079,501)	(447,047)

Net Increase/(Decrease)	(403,010)	8,309,512

[1]	Commenced operations on October 21, 2019.

[2]	Includes in-kind subscriptions of $52,388,634. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$10.27	$0.23	$0.20	$0.43	$10.70	4.19%

Period Ended 12/31/19(4)	10.00	0.03	0.24	0.27	10.27	2.70%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$84,619	1.03%		1.22%		2.35%		2.16%		43%

85,307	0.89%	(5)	1.37%	(5)	1.56%	(5)	1.08%	(5)	50%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Global Utilities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2020, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.73% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.03% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $146,489.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $196,537 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $32,885,260 and $35,253,166, respectively, for the year ended December 31, 2020. During the year ended December 31, 2020, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Global Utilities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Global Utilities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period ended October 21, 2019 (commencement of operations) through December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year ended December 31, 2020, and the changes in its net assets and the financial highlights for the year ended December 31, 2020 and for the period October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10537

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian U.S. Government Securities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian U.S. Government Securities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian U.S. Government Securities VIP Fund (the “Fund”) returned 5.30%, outperforming its benchmark, the Bloomberg Barclays U.S. Government Intermediate Bond Index[1] (the “Index”), for the 12 months ended December 31, 2020.

•	The Index returned 3.14% for the same period.

Market Overview

For most of 2020, securities markets seemed like the only things that were immune to the COVID-19 pandemic.

After a steep plunge as the COVID-19 pandemic emerged in the first quarter, equity and fixed income markets surged even as the virus upended the global economy, caused the death of nearly 2 million people worldwide, and threw tens of millions of people out of work.

Central banks and governments responded with unprecedented stimulus measures that supported risk-taking in the markets. The optimism that prevailed in the markets after the first quarter strengthened late in the year as the first vaccines rolled out, a profoundly divisive U.S. presidential election was decided, and the economic outlook, though still troubled, improved.

In fixed income, traditionally riskier assets outperformed. Investment grade and high yield corporate bonds led the charge, with the Bloomberg Barclays U.S. High Yield Corporate Bond Index2 returning 7.1% for the year. The 10-year Treasury returned 10.6%, while its yield dropped below 1.0% in the first quarter and remained there.

The economic reversal that began in early 2020 was unprecedented in its size, speed, and global scope; most economists expect a full recovery to take years. However, the U.S. outlook steadily improved as the year progressed. By December, the U.S. Federal Reserve (the “Fed”) was predicting a 2.4% economic contraction for 2020, compared with its -6.5% prediction in June. The Fed’s median projection for 2021 is for growth of 4.2%.

Unemployment, which stood at just 3.5% at the start of 2020, is expected to end 2020 at 6.7%, according to the

Fed’s estimates, which were over 9.0% as recently as June. The Fed does not expect unemployment to approach its low pre-COVID level until 2023.

The Fed continues to expect inflation to remain below its 2.0% target until at least 2023.

Portfolio Review

The largest contributor to performance to the Index was the Fund’s substantial overweight in agency commercial mortgage-backed securities (agency CMBS). The Fund’s allocation to corporate bonds also contributed, with most of the benefit coming from AAA to A-rated bonds with maturities of 3 to 10 years.

The Fund’s overweight in agency pass-throughs was the largest detractor from performance relative to the Index. Security selection, particularly in U.S. government obligations, also detracted.

Outlook

We believe that understanding a market that is so visibly at odds with vast unemployment and a reeling economy will continue to pose a vexing challenge for investors. However, it is difficult to overstate the influence of the Fed’s support, particularly in combination with vaccine rollouts and the prospect of additional stimulus measures under new Democratic leadership in Washington.

To be sure, there are still uncertainties and we are not counting on calm. The economically vital energy sector remains under intense pressure despite a rise in oil prices in the fourth quarter. And a new, more contagious strain of the virus could make things worse before they get better.

In our view, the development most capable of causing a market reversal would be any statement from a major central bank suggesting it might tap the brakes on support. Given the banks’ many statements of support, that currently appears very unlikely from our perspective.

At this time, we believe that rich asset valuations by themselves seem unlikely to reverse the market’s upward trend. Therefore, we still see opportunity in carefully selected corporate debt and certain sections of the yield curve as inflation expectations begin to reflect a healthier economic outlook.

[1]

The Bloomberg Barclays U.S. Government Intermediate Bond Index (the “Index”) measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $263,189,847

Bond Sector Allocation[1] As of December 31, 2020

Bond Quality Allocation[2] As of December 31, 2020

2

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Top Ten Holdings[1] As of December 31, 2020

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	16.63%
Federal Home Loan Banks	2.375%	9/10/2021	5.98%
iShares MBS ETF	—	—	4.60%
U.S. Treasury Note	1.750%	7/15/2022	4.52%
Federal National Mortgage Association	2.500%	9/1/2050	3.77%
Federal National Mortgage Association	2.500%	10/1/2050	2.76%
CGRBS Commercial Mortgage Trust	3.584%	3/13/2035	2.60%
Federal Farm Credit Banks Funding Corp.	1.600%	1/21/2022	2.60%
Federal Farm Credit Banks Funding Corp.	1.625%	12/27/2021	2.60%
Freddie Mac Multifamily Structured Pass-Through Certificates	3.117%	6/25/2027	2.59%
Total			48.65%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian U.S. Government Securities VIP Fund	10/21/2019	5.30%	—	—	4.41%
Bloomberg Barclays Intermediate U.S. Government Bond Index		5.73%	—	—	4.85%

3

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian U.S. Government Securities VIP Fund and the Bloomberg Barclays Intermediate U.S. Government Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,001.90	$3.77	0.75%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2020	Principal Amount	Value
Agency Mortgage – Backed Securities – 35.2%

Fannie Mae ACES 2015-M17 A2 2.899% due 11/25/2025(1)(2)	$2,838,559	$3,107,028
2016-M11 A2 2.369% due 7/25/2026(1)(2)	4,500,000	4,864,040

Federal Home Loan Mortgage Corp. 3.00% due 3/1/2050	3,484,723	3,651,332
3.00% due 5/1/2050	4,130,353	4,327,830

Federal National Mortgage Association 2.50% due 9/1/2050	3,511,916	3,701,429
2.50% due 9/1/2050	5,910,876	6,229,843
2.50% due 10/1/2050	6,888,443	7,260,162
3.50% due 8/1/2049	2,624,989	2,770,560
3.50% due 10/1/2049	3,715,344	3,921,382

Freddie Mac Multifamily Structured Pass-Through Certificates 1.47% due 9/25/2027	5,000,000	5,168,233
K026 A2 2.51% due 11/25/2022	2,865,000	2,944,277
K030 A2 3.25% due 4/25/2023(1)(2)	5,000,000	5,292,487
K032 A2 3.31% due 5/25/2023(1)(2)	2,490,000	2,655,795
K035 A2 3.458% due 8/25/2023(1)(2)	4,000,000	4,294,143
K053 A2 2.995% due 12/25/2025	2,375,000	2,624,912
K058 A2 2.653% due 8/25/2026	1,500,000	1,656,667
K063 A2 3.43% due 1/25/2027(1)(2)	946,945	1,083,432
K064 A2 3.224% due 3/25/2027	5,500,000	6,252,500
K066 A2 3.117% due 6/25/2027	6,000,000	6,807,661
K073 A2 3.35% due 1/25/2028	4,277,000	4,953,741
K075 A2 3.65% due 2/25/2028(1)(2)	4,000,000	4,713,106
K730 A2 3.59% due 1/25/2025(1)(2)	3,878,310	4,306,106

Total Agency Mortgage – Backed Securities (Cost $90,064,211)		92,586,666
Asset – Backed Securities – 1.6%

AmeriCredit Automobile Receivables Trust 2017-1 C 2.71% due 8/18/2022	784,916	789,209

BlueMountain CLO Ltd. 2014-2A BR2
1.968% (LIBOR 3 Month + 1.75%) due 10/20/2030(2)(3)	600,000	598,523

Enterprise Fleet Financing LLC 2020-1 A2 1.78% due 12/22/2025(3)	1,904,472	1,934,847

December 31, 2020	Principal Amount	Value
Asset – Backed Securities (continued)

Voya CLO Ltd. 2016-3A A3R
1.968% (LIBOR 3 Month + 1.75%) due 10/18/2031(2)(3)	$925,000	$927,471

Total Asset – Backed Securities (Cost $4,210,493)		4,250,050
Corporate Bonds & Notes – 6.3%

Apparel – 1.1%

NIKE, Inc. 2.85% due 3/27/2030	2,500,000	2,831,700

		2,831,700
Auto Manufacturers – 0.6%

Cummins, Inc. 1.50% due 9/1/2030	1,500,000	1,508,820

		1,508,820
Commercial Banks – 1.7%

Bank of America Corp.
1.898% (1.898% fixed rate until 7/23/2030; SOFR + 1.53% thereafter) due 7/23/2031(2)	2,000,000	2,023,700

JPMorgan Chase & Co.
1.764% (1.764% fixed rate until 11/19/2030; SOFR + 1.105% thereafter) due 11/19/2031(2)	2,500,000	2,520,450

		4,544,150
Healthcare – Services – 0.6%

UnitedHealth Group, Inc. 2.00% due 5/15/2030	1,500,000	1,592,580

		1,592,580
Oil & Gas – 0.6%

Exxon Mobil Corp. 2.61% due 10/15/2030	1,500,000	1,638,045

		1,638,045
Retail – 0.7%

Target Corp. 2.35% due 2/15/2030	1,750,000	1,913,345

		1,913,345
Software – 1.0%

Microsoft Corp. 3.50% due 2/12/2035	2,000,000	2,459,980

		2,459,980

Total Corporate Bonds & Notes (Cost $16,376,124)		16,488,620
Non – Agency Mortgage – Backed Securities – 11.2%

BAMLL Commercial Mortgage Securities Trust 2015-200P A 3.218% due 4/14/2033(3)	1,450,000	1,570,569

CGRBS Commercial Mortgage Trust 2013-VN05 A 3.369% due 3/13/2035(3)	2,000,000	2,098,289
2013-VN05 B 3.584% due 3/13/2035(1)(2)(3)	6,500,000	6,849,170

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2020	Principal Amount	Value
Non – Agency Mortgage – Backed Securities (continued)

Citigroup Commercial Mortgage Trust 2014-GC21 A5 3.855% due 5/10/2047	$1,700,000	$1,866,394

Commercial Mortgage Trust 2013-WWP B 3.726% due 3/10/2031(3)	3,075,000	3,269,607
2013-WWP C 3.544% due 3/10/2031(3)	1,500,000	1,589,768
2013-WWP D 3.898% due 3/10/2031(3)	1,397,000	1,490,010
2014-UBS3 A4 3.819% due 6/10/2047	1,550,000	1,701,830
2015-CR23 A4 3.497% due 5/10/2048	2,500,000	2,777,431

GS Mortgage Securities Corp. II 2005-ROCK A 5.366% due 5/3/2032(3)	1,700,000	1,989,378

GS Mortgage Securities Trust 2013-GC16 A4 4.271% due 11/10/2046	1,410,000	1,543,311

JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6 A3 3.507% due 5/15/2045	961,031	993,727

WFRBS Commercial Mortgage Trust 2011-C5 A4 3.667% due 11/15/2044	533,891	541,547
2014-C19 AS 4.271% due 3/15/2047	1,000,000	1,086,699

Total Non – Agency Mortgage – Backed Securities (Cost $28,885,807)		29,367,730
U.S. Government Agencies – 14.7%

Federal Farm Credit Banks Funding Corp. 1.625% due 12/27/2021	6,750,000	6,833,025
1.60% due 1/21/2022	6,750,000	6,845,648
1.21% due 3/3/2025	5,000,000	5,145,450
0.50% due 7/2/2025	4,100,000	4,111,685

Federal Home Loan Banks 2.375% due 9/10/2021	15,500,000	15,739,320

Total U.S. Government Agencies (Cost $38,354,046)		38,675,128
U.S. Government Securities – 23.5%

U.S. Treasury Note 1.375% due 10/15/2022	1,500,000	1,533,281
1.50% due 9/30/2024	41,800,000	43,772,437
1.75% due 7/15/2022	11,600,000	11,888,641
2.00% due 4/30/2024	4,400,000	4,663,313

Total U.S. Government Securities (Cost $59,610,834)		61,857,672

December 31, 2020	Shares	Value
Exchange – Traded Funds – 6.5%

iShares MBS ETF	110,000	$12,114,300

Vanguard Mortgage-Backed Securities ETF	95,000	5,136,650

Total Exchange – Traded Funds (Cost $17,276,500)		17,250,950

	Principal Amount	Value
Short–Term Investment – 0.4%
Repurchase Agreements – 0.4%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $1,141,396, due 1/4/2021(4)	$1,141,396	1,141,396

Total Repurchase Agreements (Cost $1,141,396)		1,141,396

Total Investments(5) – 99.4% (Cost $255,919,411)		261,618,212

Assets in excess of other liabilities(6) – 0.6%		1,571,635

Total Net Assets – 100.0%		$263,189,847

(1)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2020.
(3)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2020, the aggregate market value of these securities amounted to $22,317,632, representing 8.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$1,164,300	$1,164,300

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	March 2021	250	Long	$31,489,659	$31,541,016	$51,357
U.S. Ultra 10-Year Treasury Note	March 2021	15	Long	2,400,727	2,345,391	(55,336)
Total				$33,890,386	$33,886,407	$(3,979)

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$92,586,666	$—	$92,586,666
Asset–Backed Securities	—	4,250,050	—	4,250,050
Corporate Bonds & Notes	—	16,488,620	—	16,488,620
Non–Agency Mortgage–Backed Securities	—	29,367,730	—	29,367,730
U.S. Government Agencies	—	38,675,128	—	38,675,128
U.S. Government Securities	—	61,857,672	—	61,857,672
Exchange–Traded Funds	17,250,950	—	—	17,250,950
Repurchase Agreements	—	1,141,396	—	1,141,396
Total	$17,250,950	$244,367,262	$—	$261,618,212
Other Financial Instruments
Futures Contracts
Assets	$51,357	$—	$—	$51,357
Liabilities	(55,336)	—	—	(55,336)
Total	$(3,979)	$—	$—	$(3,979)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$261,618,212

Interest receivable	873,680

Receivable for variation margin on futures contracts	707,120

Cash deposits with brokers for futures contracts	196,075

Receivable for fund shares subscribed	64,839

Reimbursement receivable from adviser	10,967

Prepaid expenses	13,613

Total Assets	263,484,506

Liabilities

Investment advisory fees payable	105,177

Distribution fees payable	55,945

Accrued audit fees	34,000

Accrued administrative fees	31,956

Accrued custodian and accounting fees	23,369

Payable for fund shares redeemed	20,024

Accrued trustees’ and officers’ fees	3,405

Accrued expenses and other liabilities	20,783

Total Liabilities	294,659

Total Net Assets	$263,189,847

Net Assets Consist of:

Paid-in capital	$249,249,994

Distributable earnings	13,939,853

Total Net Assets	$263,189,847

Investments, at Cost	$255,919,411

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	24,998,352

Net Asset Value Per Share	$10.53

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$83,301

Interest	4,070,955

Total Investment Income	4,154,256

Expenses

Investment advisory fees	1,229,661

Distribution fees	654,075

Professional fees	91,387

Trustees’ and officers’ fees	87,005

Administrative fees	48,283

Custodian and accounting fees	30,422

Transfer agent fees	20,521

Shareholder reports	18,466

Other expenses	20,758

Total Expenses	2,200,578

Less: Fees waived	(238,354)

Total Expenses, Net	1,962,224

Net Investment Income/(Loss)	2,192,032

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	3,025,137

Net realized gain/(loss) from futures contracts	1,822,250

Net realized gain/(loss) from swap contracts	493,170

Net change in unrealized appreciation/(depreciation) on investments	6,157,870

Net change in unrealized appreciation/(depreciation) on futures contracts	303,743

Net Gain on Investments and Derivative Contracts	11,802,170

Net Increase in Net Assets Resulting From Operations	$13,994,202

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Period Ended 12/31/19[1]

Operations
Net investment income/(loss)	$2,192,032	$668,331

Net realized gain/(loss) from investments and derivative contracts	5,340,557	44,111

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	6,461,613	(766,791)

Net Increase/(Decrease) in Net Assets Resulting from Operations	13,994,202	(54,349)

Capital Share Transactions

Proceeds from sales of shares	47,145,403	278,197,027

Cost of shares redeemed	(67,953,077)	(8,139,359)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(20,807,674)	270,057,668

Net Increase/(Decrease) in Net Assets	(6,813,472)	270,003,319

Net Assets

Beginning of period	270,003,319	—

End of period	$263,189,847	$270,003,319

Other Information:

Shares

Sold	4,511,741	27,818,594

Redeemed	(6,517,685)	(814,298)

Net Increase/(Decrease)	(2,005,944)	27,004,296

[1]	Commenced operations on October 21, 2019.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$10.00	$0.09	$0.44	$0.53	$10.53	5.30%

Period Ended 12/31/19(4)	10.00	0.02	(0.02)	0.00	10.00	0.00%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$263,190	0.75%		0.84%		0.84%		0.75%		76%

270,003	0.70%	(5)	0.89%	(5)	1.29%	(5)	1.10%	(5)	31%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian U.S. Government Securities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark

provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

During the year ended December 31, 2020, the Fund entered into credit default swaps for risk exposure management and to enhance potential return. There were no credit default swaps held as of December 31, 2020.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2020.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.47% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.75% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $238,354.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with

PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $654,075 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2020, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$69,916,497	$135,071,360
Sales	55,221,665	137,704,754

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2020, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The head of the UK Financial Conduct Authority has announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. As a result, it is anticipated that the use of LIBOR will be phased out by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2020 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$51,357

Liability Derivatives
Futures Contracts[1]	$(55,336)
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Transactions in derivative investments for the year ended December 31, 2020 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$1,822,250
Swap Contracts[2]	493,170

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$303,743

Average Number of Notional Amounts
Futures Contracts[4]	573
Swap Contracts – Sell Protection	$4,153,846
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian U.S. Government Securities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period ended October 21, 2019 (commencement of operations) through December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year ended December 31, 2020, and the changes in its net assets and the financial highlights for the year ended December 31, 2020 and for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10527

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Multi-Sector Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Multi-Sector Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MULTI-SECTOR BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian Multi-Sector Bond VIP Fund (the “Fund”) returned 7.08%, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the year ended December 31, 2020.

•	The Index returned 7.51% for the same period.

Market Overview

For most of 2020, securities markets seemed like the only things that were immune to the COVID-19 pandemic.

After a steep plunge as the COVID-19 pandemic emerged in the first quarter of 2020, equity and fixed income markets surged even as the virus upended the global economy, caused the death of nearly 2 million people worldwide, and threw tens of millions of people out of work.

Central banks and governments responded with unprecedented stimulus measures that supported risk-taking in the markets. The optimism that prevailed in the markets after the first quarter of 2020 strengthened late in the year as the first vaccines rolled out, a profoundly divisive U.S. presidential election was decided, and the economic outlook, though still troubled, improved.

In fixed income, traditionally riskier assets outperformed. Investment grade and high yield corporate bonds led the charge, with the Bloomberg Barclays U.S. High Yield Corporate Bond Index2 returning 7.1% for the year. The 10-year Treasury returned 10.6%, while its yield dropped below 1.0% in the first quarter of 2020 and remained there.

The economic reversal that began in early 2020 was unprecedented in its size, speed, and global scope; most economists expect a full recovery to take years. However, the U.S. outlook steadily improved as the year progressed. By December, the U.S. Federal Reserve (the “Fed”) was predicting a 2.4% economic contraction for 2020, compared with its -6.5% prediction in June. The Fed’s median projection for 2021 is for growth of 4.2%.

Unemployment, which stood at just 3.5% at the start of 2020, is expected to end 2020 at 6.7%, according to the Fed’s estimates, which were over 9.0% as recently as June. The Fed does not expect unemployment to approach its low pre-COVID level until 2023.

The Fed continues to expect inflation to remain below its 2.0% target until at least 2023.

Portfolio Review

An overweight in corporate bonds has been a mainstay of the Fund’s strategy, and we added to the Fund’s corporate holdings as the year progressed both by increasing exposure to BBB-rated bonds and adding more exposure to high yield corporate debt. Accompanying these increases were reductions in Treasury holdings and corporate bonds rated AAA through A.

The Fund’s overweight in BBB-rated corporate bonds with maturities of 3 to 10 years detracted from performance relative to the Index, as did yield curve positioning and the Fund’s holdings in asset-backed securities.

The Fund’s high yield holdings and an underweight in agency mortgage-backed securities were substantial contributors to the Fund’s performance relative to the Index. Security selection in the 3- to 10-year BBB cohort was the largest contributor to the Fund’s performance relative to the Index.

Outlook

We believe that understanding a market that is so visibly at odds with vast unemployment and a reeling economy will continue to pose a vexing challenge for investors. However, it is difficult to overstate the influence of the Fed’s support, particularly in combination with vaccine rollouts and the prospect of additional stimulus measures under new Democratic leadership in Washington.

To be sure, there are still uncertainties and we are not counting on calm. The economically vital energy sector remains under intense pressure despite a rise in oil prices in the fourth quarter. And a new, more contagious strain of the virus could make things worse before they get better.

In our view, the development most capable of causing a market reversal would be any statement from a major central bank suggesting it might tap the brakes on support. Given the banks’ many statements of support, we believe that currently appears unlikely from our perspective.

At this time, we believe that rich asset valuations by themselves seem unlikely to reverse the market’s upward trend. Therefore, we still see opportunity in carefully selected corporate debt and certain sections of the yield curve as inflation expectations begin to reflect a healthier economic outlook.

1

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $306,695,768

Bond Sector Allocation[1] As of December 31, 2020

Bond Quality Allocation[2] As of December 31, 2020

2

GUARDIAN MULTI-SECTOR BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2020

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	13.76%
Federal Farm Credit Banks Funding Corp.	1.600%	1/21/2022	3.80%
Federal Farm Credit Banks Funding Corp.	1.625%	12/27/2021	3.80%
U.S. Treasury Note	1.500%	1/15/2023	2.93%
Broadcom, Inc.	4.750%	4/15/2029	2.41%
CNA Financial Corp.	2.050%	8/15/2030	1.94%
Credit Suisse Group AG	3.869%	1/12/2029	1.85%
Benchmark Mortgage Trust	3.419%	8/15/2052	1.84%
The Boeing Co.	5.150%	5/1/2030	1.81%
Steel Dynamics, Inc.	3.450%	4/15/2030	1.81%
Total			35.95%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Multi-Sector Bond VIP Fund	10/21/2019	7.08%	—	—	6.14%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	—	—	6.70%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Multi-Sector Bond VIP Fund and the Bloomberg Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,042.70	$4.42	0.86%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.37	0.86%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2020	Principal Amount	Value
Agency Mortgage–Backed Securities – 0.5%

Freddie Mac Multifamily Structured Pass-Through Certificates K076 A2 3.90% due 4/25/2028	$1,230,000	$1,469,939

Total Agency Mortgage–Backed Securities (Cost $1,400,856)		1,469,939
Asset–Backed Securities – 3.5%

AmeriCredit Automobile Receivables Trust 2017-1 C 2.71% due 8/18/2022	941,899	947,051

Ares XXXIV CLO Ltd. 2015-2A BR2 1.818% (LIBOR 3 Month + 1.60%) due 4/17/2033(1)(2)	300,000	300,732

BlueMountain CLO Ltd. 2014-2A BR2 1.968% (LIBOR 3 Month + 1.75%) due 10/20/2030(1)(2)	600,000	598,523

Citibank Credit Card Issuance Trust 2014-A1 A1 2.88% due 1/23/2023	2,300,000	2,302,638

Enterprise Fleet Financing LLC 2019-1 A2 2.98% due 10/20/2024(1)	794,834	808,125

GM Financial Consumer Automobile Receivables Trust 2018-2 B 3.12% due 12/18/2023	1,500,000	1,540,629

ICG U.S. CLO Ltd. 2018-2A B 1.966% (LIBOR 3 Month + 1.75%) due 7/22/2031(1)(2)	1,500,000	1,503,760

John Deere Owner Trust 2018-A A3 2.66% due 4/18/2022	123,731	124,013

Santander Drive Auto Receivables Trust 2016-3 D 2.80% due 8/15/2022	992,979	997,027

Taco Bell Funding LLC 2018-1A A2I 4.318% due 11/25/2048(1)	926,100	940,770

Voya CLO Ltd. 2016-3A A3R 1.968% (LIBOR 3 Month + 1.75%) due 10/18/2031(1)(2)	835,000	837,230

Total Asset–Backed Securities (Cost $10,828,815)		10,900,498
Corporate Bonds & Notes – 60.2%
Aerospace & Defense – 3.1%

Northrop Grumman Corp. 5.25% due 5/1/2050	1,200,000	1,782,816

The Boeing Co. 2.70% due 2/1/2027	2,000,000	2,079,280
5.15% due 5/1/2030	4,600,000	5,567,794

		9,429,890

December 31, 2020	Principal Amount	Value
Agriculture – 1.6%

BAT Capital Corp. 2.726% due 3/25/2031	$1,000,000	$1,035,230
3.462% due 9/6/2029	3,500,000	3,857,350

		4,892,580
Auto Manufacturers – 3.4%

Ford Motor Credit Co. LLC 4.00% due 11/13/2030	2,400,000	2,521,608

General Motors Co. 6.80% due 10/1/2027	3,550,000	4,566,507

General Motors Financial Co., Inc. 3.60% due 6/21/2030	2,900,000	3,226,830

		10,314,945
Commercial Banks – 4.9%

Bank of America Corp. 2.831% (2.831% fixed rate until 10/24/2050; SOFR + 1.88% thereafter) due 10/24/2051(2)	3,200,000	3,326,592

Credit Suisse Group AG 3.869% (3.869% fixed rate until 1/12/2028; LIBOR 3 Month + 1.41% thereafter) due 1/12/2029(1)(2)	5,000,000	5,661,750

Huntington Bancshares, Inc. 2.55% due 2/4/2030	1,100,000	1,181,840

Sumitomo Mitsui Financial Group, Inc. 3.202% due 9/17/2029	2,000,000	2,183,460

Wells Fargo & Co. 3.90% due 5/1/2045	2,100,000	2,613,660

		14,967,302
Diversified Financial Services – 3.6%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.65% due 7/21/2027	3,750,000	4,060,838

Apollo Management Holdings LP 4.872% due 2/15/2029(1)	2,600,000	3,088,592

Jefferies Group LLC 2.75% due 10/15/2032	1,800,000	1,887,462

Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15% due 1/23/2030	1,780,000	2,079,912

		11,116,804
Food – 1.5%

Campbell Soup Co. 3.125% due 4/24/2050	800,000	846,424

Kraft Heinz Foods Co. 4.25% due 3/1/2031(1)	2,300,000	2,568,755

Post Holdings, Inc. 5.00% due 8/15/2026(1)	1,000,000	1,034,080

		4,449,259
Food Service – 0.3%

Aramark Services, Inc. 6.375% due 5/1/2025(1)	1,000,000	1,068,770

		1,068,770

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2020	Principal Amount	Value
Healthcare-Services – 0.3%

Tenet Healthcare Corp. 6.75% due 6/15/2023	$1,000,000	$1,073,460

		1,073,460
Insurance – 3.8%

Arch Capital Group Ltd. 3.635% due 6/30/2050	2,700,000	3,132,162

CNA Financial Corp. 2.05% due 8/15/2030	5,770,000	5,945,120

Willis North America, Inc. 3.875% due 9/15/2049	2,200,000	2,693,394

		11,770,676
Iron & Steel – 3.4%

Steel Dynamics, Inc. 3.45% due 4/15/2030	4,900,000	5,546,604

Vale Overseas Ltd. 3.75% due 7/8/2030	4,500,000	5,020,380

		10,566,984
Lodging – 0.4%

MGM Resorts International 5.50% due 4/15/2027	1,000,000	1,114,180

		1,114,180
Media – 3.4%

Altice Financing S.A. 7.50% due 5/15/2026(1)	1,000,000	1,053,080

CCO Holdings LLC / CCO Holdings Capital Corp. 5.00% due 2/1/2028(1)	1,000,000	1,055,930

Charter Communications Operating LLC / Charter Communications Operating Capital 2.30% due 2/1/2032	4,800,000	4,793,664

ViacomCBS, Inc. 4.20% due 5/19/2032	1,900,000	2,283,914
4.375% due 3/15/2043	500,000	590,400
4.95% due 5/19/2050	500,000	649,155

		10,426,143
Miscellaneous Manufacturing – 2.0%

General Electric Co. 3.625% due 5/1/2030	4,300,000	4,901,441
4.35% due 5/1/2050	1,000,000	1,209,680

		6,111,121
Oil & Gas – 4.8%

Devon Energy Corp. 5.00% due 6/15/2045	1,000,000	1,172,460

Hess Corp. 4.30% due 4/1/2027	4,000,000	4,408,600

Marathon Oil Corp. 4.40% due 7/15/2027	4,300,000	4,775,752

Marathon Petroleum Corp. 4.50% due 4/1/2048	750,000	835,628

Valero Energy Corp. 4.00% due 4/1/2029	3,000,000	3,376,020

		14,568,460

December 31, 2020	Principal Amount	Value
Oil & Gas Services – 1.2%

Halliburton Co. 2.92% due 3/1/2030	$3,600,000	$3,815,388

		3,815,388
Pharmaceuticals – 6.3%

AbbVie, Inc. 3.20% due 11/21/2029	3,200,000	3,604,480
4.25% due 11/21/2049	1,950,000	2,452,710

Bausch Health Cos., Inc. 6.125% due 4/15/2025(1)	1,000,000	1,030,330

Becton Dickinson and Co. 2.823% due 5/20/2030	4,600,000	5,058,758
3.794% due 5/20/2050	1,100,000	1,307,218

CVS Health Corp. 3.25% due 8/15/2029	2,650,000	2,984,191
3.75% due 4/1/2030	1,500,000	1,748,820
4.25% due 4/1/2050	800,000	1,000,600

		19,187,107
Pipelines – 3.9%

MPLX LP 4.00% due 3/15/2028	4,500,000	5,179,455
4.70% due 4/15/2048	400,000	475,040

ONEOK, Inc. 3.40% due 9/1/2029	1,300,000	1,394,913
4.00% due 7/13/2027	1,600,000	1,782,176
4.45% due 9/1/2049	500,000	528,540

The Williams Cos., Inc. 3.50% due 11/15/2030	400,000	453,616

Transcontinental Gas Pipe Line Co. LLC 3.95% due 5/15/2050	1,900,000	2,137,139

		11,950,879
Semiconductors – 4.7%

Broadcom, Inc. 4.75% due 4/15/2029	6,200,000	7,396,600

KLA Corp. 3.30% due 3/1/2050	2,400,000	2,707,944

NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40% due 5/1/2030(1)	3,750,000	4,260,225

		14,364,769
Telecommunications – 6.4%

AT&T, Inc. 3.50% due 9/15/2053(1)	2,450,000	2,463,597
4.30% due 2/15/2030	2,400,000	2,864,568

Rogers Communications, Inc. 3.70% due 11/15/2049	1,000,000	1,179,380

T-Mobile USA, Inc. 3.30% due 2/15/2051(1)	900,000	924,750
3.875% due 4/15/2030(1)	4,300,000	4,971,187
4.75% due 2/1/2028	1,000,000	1,074,380

Vodafone Group PLC 4.375% due 5/30/2028	3,800,000	4,557,378
5.25% due 5/30/2048	1,250,000	1,735,525

		19,770,765

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2020	Principal Amount	Value
Toys, Games & Hobbies – 1.2%

Hasbro, Inc. 3.90% due 11/19/2029	$3,300,000	$3,746,391

		3,746,391

Total Corporate Bonds & Notes (Cost $176,508,298)		184,705,873
Non–Agency Mortgage–Backed Securities – 4.8%

BANK 2019-BN24 AS 3.283% due 11/15/2062(2)(3)	1,412,000	1,583,284

Benchmark Mortgage Trust 2019-B12 AS 3.419% due 8/15/2052	5,000,000	5,632,272

Citigroup Commercial Mortgage Trust 2016-C3 AS 3.366% due 11/15/2049(2)(3)	1,000,000	1,092,138

GS Mortgage Securities Trust 2017-FARM A 3.541% due 1/10/2043(1)(2)(3)	1,300,000	1,445,419

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(1)	640,000	647,936

Morgan Stanley Capital I Trust 2020-L4 AS 2.88% due 2/15/2053	1,000,000	1,089,196

UBS Commercial Mortgage Trust 2017-C2 A4 3.487% due 8/15/2050	1,500,000	1,702,505

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,500,000	1,630,048

Total Non–Agency Mortgage–Backed Securities (Cost $14,107,756)		14,822,798
U.S. Government Agencies – 8.2%

Federal Farm Credit Banks Funding Corp. 1.625% due 12/27/2021	11,500,000	11,641,450
1.60% due 1/21/2022	11,500,000	11,662,955
0.50% due 7/2/2025	1,700,000	1,704,845

Total U.S. Government Agencies (Cost $24,737,278)		25,009,250
U.S. Government Securities – 19.9%

U.S. Treasury Bond 2.25% due 8/15/2049	3,975,000	4,551,996

U.S. Treasury Note 0.125% due 10/31/2022	4,260,000	4,260,333
0.50% due 6/30/2027	1,000,000	995,703
1.50% due 1/15/2023	8,750,000	8,993,360
1.50% due 9/30/2024	40,300,000	42,201,656
1.625% due 8/15/2029	100,000	106,984

Total U.S. Government Securities (Cost $58,300,380)		61,110,032

December 31, 2020	Shares	Value
Exchange–Traded Funds – 1.6%

iShares iBoxx High Yield Corporate Bond ETF	55,000	$4,801,500

Total Exchange–Traded Funds (Cost $4,723,950)		4,801,500

	Principal Amount	Value
Short–Term Investment – 0.3%

Repurchase Agreements – 0.3%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $917,569, due 1/4/2021(4)	$917,569	917,569

Total Repurchase Agreements (Cost $917,569)		917,569

Total Investments(5) – 99.0% (Cost $291,524,902)		303,737,459

Assets in excess of other liabilities(6) – 1.0%		2,958,309

Total Net Assets – 100.0%		$306,695,768

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2020, the aggregate market value of these securities amounted to $36,263,541, representing 11.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2020.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$936,000	$936,000

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	March 2021	85	Long	$18,769,863	$18,783,008	$13,145
U.S. Long Bond	March 2021	269	Long	47,111,531	46,587,437	(524,094)
Total				$65,881,394	$65,370,445	$(510,949)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	March 2021	119	Short	$(14,976,878)	$(15,013,524)	$(36,646)
U.S. Ultra 10-Year Treasury Note	March 2021	492	Short	(77,133,915)	(76,928,812)	205,103
U.S. Ultra Long Bond	March 2021	24	Short	(5,090,172)	(5,125,500)	(35,328)
Total				$(97,200,965)	$(97,067,836)	$133,129

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$1,469,939	$—	$1,469,939
Asset–Backed Securities	—	10,900,498	—	10,900,498
Corporate Bonds & Notes	—	184,705,873	—	184,705,873
Non–Agency Mortgage–Backed Securities	—	14,822,798	—	14,822,798
U.S. Government Agencies	—	25,009,250	—	25,009,250
U.S. Government Securities	—	61,110,032	—	61,110,032
Exchange–Traded Funds	4,801,500	—	—	4,801,500
Repurchase Agreements	—	917,569	—	917,569
Total	$4,801,500	$298,935,959	$—	$303,737,459
Other Financial Instruments
Futures Contracts
Assets	$218,248	$—	$—	$218,248
Liabilities	(596,068)	—	—	(596,068)
Total	$(377,820)	$—	$—	$(377,820)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$303,737,459

Interest receivable	2,024,797

Cash deposits with brokers for futures contracts	685,917

Receivable for variation margin on futures contracts	494,559

Receivable for fund shares subscribed	86,455

Prepaid expenses	15,474

Total Assets	307,044,661

Liabilities

Investment advisory fees payable	135,001

Distribution fees payable	64,904

Accrued audit fees	34,000

Accrued administrative fees	31,956

Accrued custodian and accounting fees	30,860

Payable for fund shares redeemed	27,759

Accrued trustees’ and officers’ fees	3,308

Accrued expenses and other liabilities	21,105

Total Liabilities	348,893

Total Net Assets	$306,695,768

Net Assets Consist of:

Paid-in capital	$286,157,161

Distributable earnings	20,538,607

Total Net Assets	$306,695,768

Investments, at Cost	$291,524,902

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	28,544,645

Net Asset Value Per Share	$10.74

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$38,531

Interest	6,734,646

Total Investment Income	6,773,177

Expenses

Investment advisory fees	1,551,413

Distribution fees	745,872

Professional fees	98,879

Trustees’ and officers’ fees	98,473

Administrative fees	48,353

Custodian and accounting fees	40,412

Shareholder reports	21,336

Transfer agent fees	15,671

Other expenses	23,652

Total Expenses	2,644,061

Net Investment Income/(Loss)	4,129,116

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	3,942,859

Net realized gain/(loss) from futures contracts	(1,261,896)

Net realized gain/(loss) from swap contracts	853,116

Net change in unrealized appreciation/(depreciation) on investments	11,930,074

Net change in unrealized appreciation/(depreciation) on futures contracts	41,786

Net Gain on Investments and Derivative Contracts	15,505,939

Net Increase in Net Assets Resulting From Operations	$19,635,055

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$4,129,116	$794,165

Net realized gain/(loss) from investments and derivative contracts	3,534,079	246,510

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	11,971,860	(137,123)

Net Increase in Net Assets Resulting from Operations	19,635,055	903,552

Capital Share Transactions

Proceeds from sales of shares	40,170,197	317,902,380

Cost of shares redeemed	(62,986,425)	(8,928,991)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(22,816,228)	308,973,389

Net Increase/(Decrease) in Net Assets	(3,181,173)	309,876,941

Net Assets

Beginning of period	309,876,941	—

End of period	$306,695,768	$309,876,941

Other Information:

Shares

Sold	3,832,720	31,787,842

Redeemed	(6,184,018)	(891,899)

Net Increase/(Decrease)	(2,351,298)	30,895,943

[1]	Commenced operations on October 21, 2019.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain		Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$10.03	$0.14	$0.57		$0.71	$10.74	7.08%

Period Ended 12/31/19(4)	10.00	0.03	0.00	(5)	0.03	10.03	0.30%	(6)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$306,696	0.89%		0.89%		1.38%		1.38%		163%

309,877	0.93%	(6)	0.93%	(6)	1.33%	(6)	1.33%	(6)	27%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Multi-Sector Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

During the year ended December 31, 2020, the Fund entered into credit default swaps for risk exposure management and to enhance potential return. There were no credit default swaps held as of December 31, 2020.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2020.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.52% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue did not waive any fees or pay any Fund expenses.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $745,872 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2020, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$376,910,997	$99,213,455
Sales	351,901,519	136,367,203

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2020, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The head of the UK Financial Conduct Authority has announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. As a result, it is anticipated that the use of LIBOR will be phased out by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2020 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$218,248

Liability Derivatives
Futures Contracts[1]	$(596,068)
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Transactions in derivative investments for the year ended December 31, 2020 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$(1,261,896)	$—
Swap Contracts[2]	183,563	669,553

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$41,786	$—

Average Number of Notional Amounts
Futures Contracts[4]	1,145	—
Swap Contracts — Sell Protection	$17,215,385	$8,561,538

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Multi-Sector Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Multi-Sector Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period ended October 21, 2019 (commencement of operations) through December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year ended December 31, 2020, and the changes in its net assets and the financial highlights for the year ended December 31, 2020 and for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10525

Guardian Variable

Products Trust

2020

Annual Report

All Data as of December 31, 2020

Guardian Total Return Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Total Return Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2020. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN TOTAL RETURN BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian Total Return Bond VIP Fund (the “Fund”) returned 6.68%, underperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the 12 months ended December 31, 2020.

•	The Index returned 7.51% for the same period.

Market Overview

For most of 2020, securities markets seemed like the only things that were immune to the COVID-19 pandemic.

After a steep plunge as the COVID-19 pandemic emerged in the first quarter, equity and fixed income markets surged even as the virus upended the global economy, caused the death of nearly 2 million people worldwide, and threw tens of millions of people out of work.

Central banks and governments responded with unprecedented stimulus measures that supported risk-taking in the markets. The optimism that prevailed in the markets after the first quarter strengthened late in the year as the first vaccines rolled out, a profoundly divisive U.S. presidential election was decided, and the economic outlook, though still troubled, improved.

In fixed income, traditionally riskier assets outperformed. Investment grade and high yield corporate bonds led the charge, with the Bloomberg Barclays U.S. High Yield Corporate Bond Index2 returning 7.1% for the year. The 10-year Treasury returned 10.6%, while its yield dropped below 1.0% in the first quarter and remained there.

The economic reversal that began in early 2020 was unprecedented in its size, speed, and global scope; most economists expect a full recovery to take years. However, the U.S. outlook steadily improved as the year progressed. By December, the U.S. Federal Reserve (the “Fed”) was predicting a 2.4% economic contraction for 2020, compared with its -6.5% prediction in June. The Fed’s median projection for 2021 is for growth of 4.2%.

Unemployment, which stood at just 3.5% at the start of 2020, is expected to end 2020 at 6.7%, according to the Fed’s estimates, which were over 9.0% as recently as June. The Fed does not expect unemployment to approach its low pre-COVID level until 2023.

The Fed continues to expect inflation to remain below its 2.0% target until at least 2023.

Portfolio Review

An overweight in corporate bonds has been a mainstay of the Fund’s strategy, and we added to the Fund’s corporate holdings as the year progressed both by increasing exposure to BBB-rated bonds and by adding more exposure to high yield corporate debt. Accompanying these increases was a reduction in corporate bonds rated AAA through A.

The Fund’s overweight in investment grade corporate bonds, particularly BBB-rated issues with maturities of 3 to 10 years, detracted from performance relative to the Index, as did an underweight in BBB-rated corporates with maturities above 10 years and yield curve positioning.

Security selection, most notably in the 3 to 10-year BBB cohort and agency mortgage-backed securities, was the largest contributor to the Fund’s performance relative to the Index. The Fund’s high yield holdings also contributed.

Outlook

We believe that understanding a market that is so visibly at odds with vast unemployment and a reeling economy will continue to pose a vexing challenge for investors. However, it is difficult to overstate the influence of the Fed’s support, particularly in combination with vaccine rollouts and the prospect of additional stimulus measures under new Democratic leadership in Washington.

To be sure, there are still uncertainties and we are not counting on calm. The economically vital energy sector remains under intense pressure despite a rise in oil prices in the fourth quarter. And a new, more contagious strain of the virus could make things worse before they get better.

In our view, the development most capable of causing a market reversal would be any statement from a major central bank suggesting it might tap the brakes on support. Given the banks’ many statements of support, that currently appears very unlikely from our perspective.

At this time, we believe that rich asset valuations by themselves seem unlikely to reverse the market’s upward trend. Therefore, we still see opportunity in carefully selected corporate debt and certain sections of the yield curve as inflation expectations begin to reflect a healthier economic outlook.

1

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

2

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $333,391,200

Bond Sector Allocation[1] As of December 31, 2020

Bond Quality Allocation[2] As of December 31, 2020

2

GUARDIAN TOTAL RETURN BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2020

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	14.18%
U.S. Treasury Bond	2.250%	8/15/2049	5.02%
Federal Home Loan Mortgage Corp.	3.500%	2/1/2050	3.03%
U.S. Treasury Note	1.500%	9/30/2021	2.52%
Federal Farm Credit Banks Funding Corp.	1.600%	1/21/2022	2.05%
Federal Farm Credit Banks Funding Corp.	1.625%	12/27/2021	2.05%
U.S. Treasury Note	1.625%	8/15/2029	2.02%
iShares iBoxx High Yield Corporate Bond ETF	—	—	1.65%
T-Mobile USA, Inc.	3.875%	4/15/2030	1.63%
CNA Financial Corp.	2.050%	8/15/2030	1.62%
Total			35.77%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2020

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	6.68%	—	—	5.81%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	—	—	6.70%

Results of a Hypothetical $10,000 Investment As of December 31, 2020

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Total Return Bond VIP Fund and the Bloomberg Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20	Expense Ratio During Period 7/1/20-12/31/20
Based on Actual Return	$1,000.00	$1,029.80	$4.03	0.79%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.01	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2020	Principal Amount	Value
Agency Mortgage–Backed Securities – 10.7%

Federal Home Loan Mortgage Corp. 3.00% due 12/1/2049	$3,553,706	$3,716,845
3.50% due 2/1/2050	9,581,076	10,111,454

Federal National Mortgage Association 2.50% due 9/1/2050	3,024,150	3,187,342
3.00% due 9/1/2049	715,020	747,821
3.00% due 9/1/2049	1,028,028	1,075,188
3.00% due 11/1/2049	1,442,030	1,508,183
3.50% due 3/1/2034	3,837,565	4,073,698
3.50% due 7/1/2049	1,424,441	1,503,435
4.00% due 12/1/2048	2,226,699	2,374,986
4.00% due 5/1/2049	2,933,186	3,134,289

Freddie Mac Multifamily Structured Pass-Through Certificates
K053 A2 2.995% due 12/25/2025	350,000	386,829
K054 A2 2.745% due 1/25/2026	762,259	834,718
K064 A2 3.224% due 3/25/2027	1,000,000	1,136,818
K076 A2 3.90% due 4/25/2028	1,620,000	1,936,017

Total Agency Mortgage–Backed Securities (Cost $34,780,958)		35,727,623
Asset–Backed Securities – 3.7%

Ares XXXIV CLO Ltd. 2015-2A BR2 1.818% (LIBOR 3 Month + 1.60%) due 4/17/2033(1)(2)	450,000	451,098

BlueMountain CLO Ltd. 2014-2A BR2 1.968% (LIBOR 3 Month + 1.75%) due 10/20/2030(1)(2)	800,000	798,030

Citibank Credit Card Issuance Trust 2014-A1 A1 2.88% due 1/23/2023	1,550,000	1,551,777

Ford Credit Auto Owner Trust 2016-2 A 2.03% due 12/15/2027(1)	1,000,000	1,007,913

GM Financial Automobile Leasing Trust 2019-1 A3 2.98% due 12/20/2021	409,794	411,200

Hyundai Auto Receivables Trust 2019-B A4 2.00% due 4/15/2025	1,400,000	1,453,188

ICG U.S. CLO Ltd. 2018-2A B 1.966% (LIBOR 3 Month + 1.75%) due 7/22/2031(1)(2)	2,500,000	2,506,267

Santander Drive Auto Receivables Trust 2016-3 D 2.80% due 8/15/2022	992,979	997,027

December 31, 2020	Principal Amount	Value
Asset–Backed Securities (continued)

Verizon Owner Trust 2019-A A1A 2.93% due 9/20/2023	$1,000,000	$1,019,529

Volkswagen Auto Loan Enhanced Trust 2018-1 A4 3.15% due 7/22/2024	1,000,000	1,027,592

Voya CLO Ltd. 2016-3A A3R 1.968% (LIBOR 3 Month + 1.75%) due 10/18/2031(1)(2)	955,000	957,551

Total Asset–Backed Securities (Cost $12,081,779)		12,181,172
Corporate Bonds & Notes – 48.4%

Aerospace & Defense – 2.3%

Northrop Grumman Corp.
3.25% due 1/15/2028	2,000,000	2,263,180
5.25% due 5/1/2050	500,000	742,840

The Boeing Co. 2.70% due 2/1/2027	2,800,000	2,910,992
5.15% due 5/1/2030	1,500,000	1,815,585

		7,732,597
Agriculture – 1.3%

BAT Capital Corp. 3.462% due 9/6/2029	4,000,000	4,408,400

		4,408,400
Auto Manufacturers – 2.0%

Ford Motor Credit Co. LLC 4.00% due 11/13/2030	1,000,000	1,050,670

General Motors Co. 6.80% due 10/1/2027	1,800,000	2,315,412

General Motors Financial Co., Inc. 3.60% due 6/21/2030	3,000,000	3,338,100

		6,704,182
Commercial Banks – 4.2%

Bank of America Corp. 1.922% (1.922% fixed rate until 10/24/2030; SOFR + 1.37% thereafter) due 10/24/2031(2)	2,700,000	2,735,721
2.831% (2.831% fixed rate until 10/24/2050; SOFR + 1.88% thereafter) due 10/24/2051(2)	1,700,000	1,767,252

Credit Suisse Group AG 3.869% (3.869% fixed rate until 1/12/2028; LIBOR 3 Month + 1.41% thereafter) due 1/12/2029(1)(2)	4,200,000	4,755,870

Huntington Bancshares, Inc. 2.55% due 2/4/2030	1,900,000	2,041,360

Sumitomo Mitsui Financial Group, Inc. 3.202% due 9/17/2029	1,500,000	1,637,595

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS – GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2020	Principal Amount	Value
Commercial Banks (continued)

Wells Fargo & Co. 3.068% (3.068% fixed rate until 4/30/2040; SOFR + 2.530% thereafter) due 4/30/2041(2)	$310,000	$336,117
3.90% due 5/1/2045	700,000	871,220

		14,145,135
Diversified Financial Services – 2.6%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.65% due 7/21/2027	3,000,000	3,248,670

Apollo Management Holdings LP 4.872% due 2/15/2029(1)	2,000,000	2,375,840

Jefferies Group LLC 2.75% due 10/15/2032	700,000	734,013

Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15% due 1/23/2030	2,000,000	2,336,980

		8,695,503
Food – 2.4%

Campbell Soup Co. 2.375% due 4/24/2030	4,000,000	4,222,120

Kraft Heinz Foods Co. 4.25% due 3/1/2031(1)	1,750,000	1,954,488

Post Holdings, Inc. 5.00% due 8/15/2026(1)	1,650,000	1,706,232

		7,882,840
Food Service – 0.5%

Aramark Services, Inc. 6.375% due 5/1/2025(1)	1,650,000	1,763,471

		1,763,471
Healthcare-Services – 0.5%

Tenet Healthcare Corp. 6.75% due 6/15/2023	1,650,000	1,771,209

		1,771,209
Insurance – 2.6%

Arch Capital Group Ltd. 3.635% due 6/30/2050	1,900,000	2,204,114

CNA Financial Corp. 2.05% due 8/15/2030	5,255,000	5,414,489

Willis North America, Inc. 3.875% due 9/15/2049	800,000	979,416

		8,598,019
Iron & Steel – 2.6%

Steel Dynamics, Inc. 3.45% due 4/15/2030	4,500,000	5,093,820

Vale Overseas Ltd. 3.75% due 7/8/2030	3,200,000	3,570,048

		8,663,868
Lodging – 0.6%

MGM Resorts International 5.50% due 4/15/2027	1,650,000	1,838,397

		1,838,397

December 31, 2020	Principal Amount	Value
Media – 3.3%

Altice Financing S.A. 7.50% due 5/15/2026(1)	$1,650,000	$1,737,582

CCO Holdings LLC / CCO Holdings Capital Corp. 5.00% due 2/1/2028(1)	1,400,000	1,478,302

Charter Communications Operating LLC / Charter Communications Operating Capital 2.30% due 2/1/2032	3,500,000	3,495,380

Comcast Corp. 2.45% due 8/15/2052	1,200,000	1,165,776

ViacomCBS, Inc. 4.20% due 5/19/2032	2,000,000	2,404,120
4.375% due 3/15/2043	200,000	236,160
4.95% due 5/19/2050	300,000	389,493

		10,906,813
Miscellaneous Manufacturing – 1.0%

General Electric Co. 3.625% due 5/1/2030	2,350,000	2,678,695
4.35% due 5/1/2050	500,000	604,840

		3,283,535
Oil & Gas – 3.1%

Devon Energy Corp. 5.00% due 6/15/2045	1,000,000	1,172,460

Hess Corp. 4.30% due 4/1/2027	3,000,000	3,306,450

Marathon Oil Corp. 4.40% due 7/15/2027	2,400,000	2,665,536

Marathon Petroleum Corp. 4.50% due 4/1/2048	500,000	557,085

Valero Energy Corp. 4.00% due 4/1/2029	2,250,000	2,532,015

		10,233,546
Oil & Gas Services – 0.6%

Halliburton Co. 2.92% due 3/1/2030	1,900,000	2,013,677

		2,013,677
Packaging & Containers – 1.4%

WRKCo, Inc. 3.00% due 6/15/2033	900,000	993,519
4.90% due 3/15/2029	2,900,000	3,581,877

		4,575,396
Pharmaceuticals – 4.0%

AbbVie, Inc. 3.20% due 11/21/2029	2,900,000	3,266,560
4.25% due 11/21/2049	1,200,000	1,509,360

Bausch Health Cos., Inc. 6.125% due 4/15/2025(1)	1,650,000	1,700,044

Becton Dickinson and Co. 2.823% due 5/20/2030	1,400,000	1,539,622
3.794% due 5/20/2050	500,000	594,190
4.669% due 6/6/2047	700,000	916,671

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2020	Principal Amount	Value
Pharmaceuticals (continued)

CVS Health Corp. 3.25% due 8/15/2029	$450,000	$506,750
3.75% due 4/1/2030	2,100,000	2,448,348
4.25% due 4/1/2050	800,000	1,000,600

		13,482,145
Pipelines – 3.5%

MPLX LP 2.65% due 8/15/2030	1,700,000	1,785,765
4.00% due 3/15/2028	2,300,000	2,647,277

ONEOK, Inc. 3.40% due 9/1/2029	1,500,000	1,609,515
4.00% due 7/13/2027	2,100,000	2,339,106

The Williams Cos., Inc. 3.50% due 11/15/2030	2,800,000	3,175,312

		11,556,975
Semiconductors – 3.7%

Broadcom, Inc. 4.75% due 4/15/2029	3,800,000	4,533,400

KLA Corp. 3.30% due 3/1/2050	1,200,000	1,353,972
4.10% due 3/15/2029	2,100,000	2,516,808

NXP B.V. / NXP Funding LLC / NXP USA, Inc. 4.30% due 6/18/2029(1)	3,200,000	3,813,088

		12,217,268
Telecommunications – 5.4%

AT&T, Inc. 3.50% due 9/15/2053(1)	1,400,000	1,407,770
4.30% due 2/15/2030	3,925,000	4,684,762

Rogers Communications, Inc. 3.70% due 11/15/2049	850,000	1,002,473

T-Mobile USA, Inc. 3.875% due 4/15/2030(1)	4,700,000	5,433,623
4.75% due 2/1/2028	1,650,000	1,772,727

Vodafone Group PLC 4.375% due 5/30/2028	2,700,000	3,238,137
5.25% due 5/30/2048	350,000	485,947

		18,025,439
Toys, Games & Hobbies – 0.8%

Hasbro, Inc. 3.90% due 11/19/2029	2,500,000	2,838,175

		2,838,175

Total Corporate Bonds & Notes (Cost $154,921,680)		161,336,590
Non–Agency Mortgage–Backed Securities – 4.0%

BANK 2019-BN24 AS 3.283% due 11/15/2062(2)(3)	1,413,000	1,584,405

Citigroup Commercial Mortgage Trust 2014-GC21 A5 3.855% due 5/10/2047	1,330,000	1,460,179
2016-C3 AS 3.366% due 11/15/2049(2)(3)	1,125,000	1,228,655

December 31, 2020	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

GS Mortgage Securities Corp. II 2005-ROCK A 5.366% due 5/3/2032(1)	$1,800,000	$2,106,400

GS Mortgage Securities Trust 2013-GC16 A4 4.271% due 11/10/2046	750,000	820,910
2017-FARM A 3.541% due 1/10/2043(1)(2)(3)	1,200,000	1,334,233

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(1)	680,000	688,432

Morgan Stanley Capital I Trust 2020-L4 AS 2.88% due 2/15/2053	750,000	816,897

UBS Commercial Mortgage Trust 2017-C2 A4 3.487% due 8/15/2050	1,500,000	1,702,505

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,500,000	1,630,048

Total Non–Agency Mortgage–Backed Securities (Cost $12,870,938)		13,372,664
U.S. Government Agencies – 4.5%

Federal Farm Credit Banks Funding Corp. 1.625% due 12/27/2021	6,750,000	6,833,025
1.60% due 1/21/2022	6,750,000	6,845,648
0.50% due 7/2/2025	1,200,000	1,203,420

Total U.S. Government Agencies (Cost $14,722,758)		14,882,093
U.S. Government Securities – 25.4%

U.S. Treasury Bond 2.25% due 8/15/2049	14,600,000	16,719,281

U.S. Treasury Note 0.25% due 10/31/2025	4,000,000	3,982,812
0.50% due 6/30/2027	1,000,000	995,703
0.625% due 5/15/2030	700,000	684,469
1.50% due 9/30/2021	8,300,000	8,384,945
1.50% due 9/30/2024	45,150,000	47,280,516
1.625% due 8/15/2029	6,300,000	6,740,016

Total U.S. Government Securities (Cost $80,394,466)		84,787,742

	Shares	Value
Exchange–Traded Funds – 1.6%

iShares iBoxx High Yield Corporate Bond ETF	63,000	5,499,900

Total Exchange–Traded Funds (Cost $5,411,070)		5,499,900

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2020	Principal Amount	Value
Short–Term Investment – 0.8%
Repurchase Agreements – 0.8%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2020, proceeds at maturity value of $2,735,736, due 1/4/2021(4)	$2,735,736	$2,735,736

Total Repurchase Agreements (Cost $2,735,736)		2,735,736

Total Investments(5) – 99.1% (Cost $317,919,385)		330,523,520

Assets in excess of other liabilities(6) – 0.9%		2,867,680

Total Net Assets – 100.0%		$333,391,200

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2020, the aggregate market value of these securities amounted to $37,976,234, representing 11.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2020.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	0.125%	12/31/2022	$2,790,500	$2,790,500

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2020:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	March 2021	178	Long	$39,294,770	$39,333,828	$39,058
U.S. Long Bond	March 2021	332	Long	58,110,333	57,498,250	(612,083)
Total				$97,405,103	$96,832,078	$(573,025)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 10-Year Treasury Note	March 2021	152	Short	$(20,970,953)	$(20,987,875)	$(16,922)
U.S. Ultra 10-Year Treasury Note	March 2021	446	Short	(69,943,431)	(69,736,281)	207,150
U.S. Ultra Bond	March 2021	31	Short	(6,679,622)	(6,620,438)	59,184
Total				$(97,594,006)	$(97,344,594)	$249,412

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$35,727,623	$—	$35,727,623
Asset–Backed Securities	—	12,181,172	—	12,181,172
Corporate Bonds & Notes	—	161,336,590	—	161,336,590
Non–Agency Mortgage–Backed Securities	—	13,372,664	—	13,372,664
U.S. Government Agencies	—	14,882,093	—	14,882,093
U.S. Government Securities	—	84,787,742	—	84,787,742
Exchange–Traded Funds	5,499,900	—	—	5,499,900
Repurchase Agreements	—	2,735,736	—	2,735,736
Total	$5,499,900	$325,023,620	$—	$330,523,520
Other Financial Instruments
Futures Contracts
Assets	$305,392	$—	$—	$305,392
Liabilities	(629,005)	—	—	(629,005)
Total	$(323,613)	$—	$—	$(323,613)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2020
Assets

Investments, at value	$330,523,520

Interest receivable	2,036,148

Cash deposits with brokers for futures contracts	576,959

Receivable for variation margin on futures contracts	571,766

Receivable for fund shares subscribed	20,838

Prepaid expenses	16,801

Total Assets	333,746,032

Liabilities

Investment advisory fees payable	127,853

Distribution fees payable	70,540

Accrued audit fees	36,999

Accrued custodian and accounting fees	33,204

Accrued administrative fees	31,955

Payable for fund shares redeemed	22,037

Accrued trustees’ and officers’ fees	3,853

Accrued expenses and other liabilities	28,391

Total Liabilities	354,832

Total Net Assets	$333,391,200

Net Assets Consist of:

Paid-in capital	$312,175,502

Distributable earnings	21,215,698

Total Net Assets	$333,391,200

Investments, at Cost	$317,919,385

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	31,169,986

Net Asset Value Per Share	$10.70

Statement of Operations For the Year Ended December 31, 2020
Investment Income

Dividends	$44,136

Interest	7,061,825

Total Investment Income	7,105,961

Expenses

Investment advisory fees	1,449,228

Distribution fees	812,040

Professional fees	107,604

Trustees’ and officers’ fees	107,171

Administrative fees	48,409

Custodian and accounting fees	44,041

Shareholder reports	22,635

Transfer agent fees	15,418

Other expenses	25,729

Total Expenses	2,632,275

Less: Fees waived	(66,227)

Total Expenses, Net	2,566,048

Net Investment Income/(Loss)	4,539,913

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	4,224,607

Net realized gain/(loss) from futures contracts	(1,153,635)

Net realized gain/(loss) from swap contracts	193,256

Net change in unrealized appreciation/(depreciation) on investments	12,406,324

Net change in unrealized appreciation/(depreciation) on futures contracts	(25,302)

Net change in unrealized appreciation/(depreciation) on swap contracts	968

Net Gain on Investments and Derivative Contracts	15,646,218

Net Increase in Net Assets Resulting From Operations	$20,186,131

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/20	For the Period Ended 12/31/19[1]

Operations

Net investment income/(loss)	$4,539,913	$1,023,984

Net realized gain/(loss) from investments and derivative contracts	3,264,228	107,051

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	12,381,990	(101,468)

Net Increase in Net Assets Resulting from Operations	20,186,131	1,029,567

Capital Share Transactions

Proceeds from sales of shares	46,551,088	345,857,787

Cost of shares redeemed	(70,658,113)	(9,575,260)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(24,107,025)	336,282,527

Net Increase/(Decrease) in Net Assets	(3,920,894)	337,312,094

Net Assets

Beginning of period	337,312,094	—

End of period	$333,391,200	$337,312,094

Other Information:

Shares

Sold	4,420,774	34,584,186

Redeemed	(6,878,416)	(956,558)

Net Increase/(Decrease)	(2,457,642)	33,627,628

[1]	Commenced operations on October 21, 2019.

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain		Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/20	$10.03	$0.14	$0.53		$0.67	$10.70	6.68%

Period Ended 12/31/19(4)	10.00	0.03	0.00	(5)	0.03	10.03	0.30%	(6)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$333,391	0.79%		0.81%		1.40%		1.38%		112%

337,312	0.75%	(6)	0.85%	(6)	1.56%	(6)	1.46%	(6)	18%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2020

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Total Return Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2020, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2020 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2020, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

During the year ended December 31, 2020, the Fund entered into credit default swaps for risk exposure management and to enhance potential return. There were no credit default swaps held as of December 31, 2020.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2020.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2021 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2020, Park Avenue waived fees and/or paid Fund expenses in the amount of $66,227.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Fund paid distribution fees in the amount of $812,040 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2020, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$271,841,155	$92,714,953
Sales	250,207,804	106,057,861

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2020, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Risk Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The head of the UK Financial Conduct Authority has announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. As a result, it is anticipated that the use of LIBOR will be phased out by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2020 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2020, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$305,392

Liability Derivatives
Futures Contracts[1]	$(629,005)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Transactions in derivative investments for the year ended December 31, 2020 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$(1,153,635)	$—
Swap Contracts[2]	94,630	98,626

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$(25,302)	$—
Swap Contracts[4]	—	968

Average Number of Notional Amounts
Futures Contracts[5]	1,121	—
Swap Contracts—Sell Protection	$18,400,000	$6,584,462

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 8, 2021 and has been extended until January 7, 2022. The Fund did not utilize the credit facility during the year ended December 31, 2020.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Total Return Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Total Return Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period ended October 21, 2019 (commencement of operations) through December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year ended December 31, 2020, and the changes in its net assets and the financial highlights for the year ended December 31, 2020 and for the period from October 21, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2021

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 24-25, 2020, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from the Program’s implementation date through December 31, 2019. The Report noted that the Administrator believes the Program operated effectively and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk and that the Program has been adequately and effectively implemented since its inception. The Report also notes that there were no material changes to the Program during reporting year and that there were no recommended changes as a result of the annual assessment.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, Mphasis (public global IT company) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Dominique Baede[4] (born 1970)	Trustee (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.	24	None.

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2017–2019); Executive Vice President, Individual Markets, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Dominique Baede and Michael Ferik is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Vice President, Head of Product, Life Annuity and Inforce, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Director of Finance, Corporate Finance, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. prior thereto.

Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Second Vice President, Mutual Fund Chief Compliance Officer, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Assistant Vice President (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America/Park Avenue Securities LLC; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. (2011–2014).

Kathleen M. Moynihan (born 1966)	Senior Counsel	Second Vice President, Counsel (since 2019), The Guardian Life Insurance Company of America; Senior Counsel prior thereto.

Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) prior thereto.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Sonya L. Crosswell (born 1977)	Assistant Secretary	Second Vice President, Associate Corporate Secretary, The Guardian Life Insurance Company of America (since 2020); Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America prior thereto.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

28

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10524

Item 1.	(continued)

(b)	A copy of each notice transmitted to stockholders in reliance on Rule 30e-3 is filed herewith.

Important report(s) for contract owners are now available online.

March 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the underlying funds available under your variable annuity contract will no longer be mailed to you.

This is to notify you that the annual shareholder reports which include important information about the Funds, including portfolio holdings and financial statements, are available and can be accessed at the following website:

http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports

You can view, download, or print copies of the annual shareholder reports at this website.

You may elect to receive all future shareholder reports in paper, mailed to you free of charge, by calling 1-888-GUARDIAN. Please note that if you elect to receive paper copies of shareholder reports, you will receive the reports for all the investment options available under your contract. Paper copies of the shareholder reports will not be limited only to the reports for the investment options that you are invested in at the time the reports are sent in paper.

Also, please note that at any time you may contact us at 1-888-GUARDIAN to request that a copy of a shareholder report be mailed to you free of charge.

Important report(s) for policy holders are now available online.

March 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the underlying funds available under your variable universal life policy will no longer be mailed to you.

This is to notify you that the annual shareholder reports which include important information about the Funds, including portfolio holdings and financial statements, are available and can be accessed at the following website:

http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports

You can view, download, or print copies of the annual shareholder reports at this website.

You may elect to receive all future shareholder reports in paper, mailed to you free of charge, by calling 1-888-GUARDIAN. Please note that if you elect to receive paper copies of shareholder reports, you will receive the reports for all the investment options available under your contract. Paper copies of the shareholder reports will not be limited only to the reports for the investment options that you are invested in at the time the reports are sent in paper.

Also, please note that at any time you may contact us at 1-888-GUARDIAN to request that a copy of a shareholder report be mailed to you free of charge.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2020.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lisa Polsky is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees*	Audit - Related Fees	Tax Fees	All Other Fees
December 31, 2020	$481,000	$—	$—	$—
December 31, 2019	$475,000	$—	$—	$—

*	Fees are exclusive of out-of-pocket expenses.

(e)(1) The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2) With respect to the services described in (b)-(d) of this item relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above, 0% were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 - Not applicable.

(a)(4) There was no change in the registrant’s independent public accountant during the reporting period.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guardian Variable Products Trust

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 3, 2021

By (Signature and Title)*	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)

Date: March 3, 2021

EXHIBIT INDEX

13(a)(1)	Code of Ethics

13(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002

13(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002